Registration No. 33-59474

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

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POST-EFFECTIVE AMENDMENT NO. 66 TO
FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
and
REGISTRATION STATEMENT
under
THE INVESTMENT COMPANY ACT OF 1940

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PRINCIPAL FUNDS, INC.
formerly Principal Investors Fund, Inc.
(Exact name of Registrant as specified in Charter)

The Principal Financial Group
Des Moines, Iowa 50392
(Address of principal executive offices)
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Telephone Number (515) 248-3842
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Copy to:
MICHAEL D. ROUGHTON	JOHN W. BLOUCH, Esq.
The Principal Financial Group	Dykema Gossett PLLC
Des Moines, Iowa 50392	Franklin Square, Suite 300 West
1300 I Street, N.W.
Washington, DC 20005-3306

(Name and address of agent for service)
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It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485
__XX_ on March 1, 2009, pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINCIPAL FUNDS, INC.

MONEY MARKET FUND

CLASS S SHARES

The date of this Prospectus is March 1, 2009.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY

Principal Funds, Inc. ( “Principal Funds”) offers many investment portfolios, one of which, the Money Market Fund (the “Fund”), is available through this prospectus. Principal Funds has hired Principal Management Corporation* (“Principal”) to provide investment advisory and other services to the Fund. Principal, as the manager of the Funds, seeks to provide a broad range of investment approaches through Principal Funds.

Principal Funds Distributor, Inc. (the “Distributor”)* is the Fund’s principal underwriter for Class S shares of Principal Funds.

The Sub-Advisor for the Money Market Fund is Principal Global Investors, LLC.*

*	Principal Management Corporation; Principal Global Investors, LLC; and Principal Funds Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class S Shares

Class S shares of the Fund are available through this Prospectus. This class is currently available only through selected broker-dealers that have elected to utilize Class S shares in connection with the broker-dealer’s sweep account.

Main Strategies and Risks

The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change the Fund’s objective or its investment strategy without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment. The value of your investment in the Fund changes with the value of the investments held by that Fund. Many factors affect that value. There can be no assurance that the Fund will achieve its investment objective.

Factors that may adversely affect the Fund as a whole are called “principal risks.” The principal risks of investing in the Fund are stated in the Fund’s description. These risks are more fully described in Appendix A to this prospectus.

2 RISK/RETURN SUMMARY	Principal Funds, Inc.
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Investment Results

A bar chart and a table are included with the description of the Fund that shows annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

  a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.).

Performance for the Class S shares are based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the S share class. The adjustments result in performance (for the period prior to the effective date of the S share class) that is no higher than the historical performance of the oldest share class.

Call the Principal Funds at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses

The annual operating expenses for the Fund are deducted from its assets (stated as a percentage of Fund assets). The Fund’s operating expenses are shown following with the Fund’s description. A discussion of the fees is found in the section of the prospectus titled “The Costs of Investing.”

The description of the Fund includes examples of the costs associated with investing in the Fund. The examples following the expense table for the Fund are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, the Fund, Principal, any Sub-Advisor, or the Distributor.

Principal Funds, Inc.	RISK/RETURN SUMMARY	3
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MONEY MARKET FUND

Sub-Advisor(s): Objective:	Principal Global Investors, LLC (“PGI”) The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

  to take advantage of market variations;
  to generate cash to cover sales of Fund shares by its shareholders; or
  upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;

securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;

bank obligations including:

certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,

bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;

repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and

taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

4 RISK/RETURN SUMMARY	Principal Funds, Inc.
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As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guarantees Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008, or the number of shares held in the account the date the Fund “breaks the buck” (the date the Fund’s net asset value falls below $0.995, is not immediately restored, and the Fund liquidates), whichever is less. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program does not cover investors who were not shareholders of the Fund on September 19, 2008. The Program remains in effect until April 30, 2009, unless extended by the United States Treasury Department. If the Program is extended, the Board of Directors of Principal Funds, Inc. would need to approve the Fund’s continued participation in the Program. Further information about the Program is available at www.ustreas.gov.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Eurodollar and Yankee Obligations	• Fixed-Income Securities Risk	• Investment Company Securities Risk
Risk	• Management Risk	• Municipal Securities Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored
Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not included in the returns shown above; Class S shares are not subject to a sales charge.

Highest return for a quarter during the period of the bar chart above:	Q1 ‘01	1.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘03 - Q2 ‘04	0.03%

Average Annual Total Returns (%)(1)

	Past	Past	Life of
For the period ended December 31, 2008	1 Year	5 Years	Fund*
Class S(1)	2.19	2.72	2.30
Barclays Capital U.S. Treasury Bellwethers 3 Month Index(2)	2.24	3.30	2.99

(1)	Class S shares commenced operations on May 1, 2008. The returns for Class S shares, for the periods prior to May 1, 2008, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class S shares. The

Principal Funds, Inc.	RISK/RETURN SUMMARY	5
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adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(2) Index performance does not reflect deductions for fees, expenses or taxes.

To obtain the Fund’s current yield, call 1-800-547-7754.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

This performance table provides performance information of the Barclays Capital U.S. Treasury Bellwethers 3 Month Index. This index is composed of public obligations of the U.S. Treasury with a maturity of three months. An investment cannot be made directly in this index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. This index was formerly known as Lehman Brothers U.S. Treasury Bellwethers 3 Month Index.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the period ended October 31, 2008	Class S

Management Fees	0.38%
Distribution and/or Service (12b-1) Fees(1)	0.35
Other Expenses	0.14

Total Annual Fund Operating Expenses(2)	0.87%

(1)	The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class S shares. The expense limit may be terminated at any time.
(2)	Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at anytime.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated regardless of whether you redeem or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Number of years you own your shares

	1	3	5	10

Class S	$89	$278	$482	$1,073

THE COSTS OF INVESTING

Fees and Expenses of the Fund

The Class S shares of the Fund are sold without a front-end sales charge or a deferred sales charge. The shares do have ongoing fees. Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

  Management Fee—Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
  Distribution Fee—The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class S shares. Under the plan, the Class S shares of the Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
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  Transfer Agent Fee— Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class S shares of the Fund. These services are currently provided at cost.
  Service Fee – PSS has entered into a Service Agreement with the Fund under which PSS performs personal services for shareholders.

Class S shares of the Fund also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class S shareholders, the cost of shareholder meetings held solely for Class S shares, and other operating expenses of the Fund.

Principal Funds, Inc.	THE COSTS OF INVESTING	7
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DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class S shares of Principal Funds. Under the 12b-1 Plan, the Fund makes payments from its assets attributable to the Class S shares to the Fund's Distributor for distribution-related expenses and for providing services to Class S shareholders. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Fund and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 (as a percentage of average daily net assets) for Class S shares of the Money Market Fund is 0.35% .

The proceeds from the Rule 12b-1 fees paid by Class S shareholders are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders. In addition to shareholder services, examples of such expenses include compensation to salespeople and selected dealers, printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. Ordinarily, the entire 12b-1 fee will be paid to intermediaries.

Payments to Financial Professionals and Their Firms. Intermediaries market and sell shares of the Fund and/or provide services to the Funds' shareholders. These intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Fund and/or providing services to the Fund's shareholders. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. The Distributor and its affiliates may fund this compensation from various sources, including the Rule 12b-1 fee that the Fund pays to the Distributor. Individual Financial Professionals may generally receive some or all of the amounts paid to the intermediary with which he or she is associated.

The Fund pays a Service Fee to PSS for providing personal services to shareholders. PSS will typically enter into agreements with other intermediaries to provide these services and will pay all or a portion of the Service Fee to such intermediaries.

If one mutual fund sponsor pays more compensation than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more compensation for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

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CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. The investments in which the Fund invests are U.S. dollar denominated securities which the sub-advisor believes present minimal credit risks.

Repurchase Agreements and Loaned Securities

Although not a principal investment strategy, the Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Municipal Obligations and AMT-Subject Bonds

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

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Foreign Investing

The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security Principal Funds purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund’s portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
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In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

The Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover

“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in the fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

MANAGEMENT OF THE FUNDS

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

The Sub-Advisor

Principal has signed a contract with the Sub-Advisor, under which the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for the Fund. For these services, Principal pays the Sub-Advisor a fee.

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Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Information regarding the Sub-Advisor and individual portfolio managers is set forth below. We identified the year the portfolio manager assumed responsibility for day-to-day fund management of the oldest share class of the Fund. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

	Day-to-day
Fund	Fund Management	Since

Money Market	Tracy Reeg	2004
	Alice Robertson	2000

Tracy Reeg. Ms. Reeg, portfolio manager, joined PGI in 1993. She is involved in the portfolio management of money market portfolios. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Ms. Robertson earned a Bachelor’s degree in Economics from Northwestern University and a Master’s degree in Finance and Marketing from DePaul University.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was 0.38% .

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with the Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
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  reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of the Fund have approved the Fund’s reliance on the order; however, the Fund does not intend to rely on the order.

PRICING OF FUND SHARES

The Fund’s shares are bought and sold at the current share price. The share price of the Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

The Money Market Fund seeks to maintain a constant net asset value per share of $1.00.

PURCHASE AND REDEMPTION OF FUND SHARES

Class S shares of the Fund are typically purchased in conjunction with “sweep accounts” made available by brokers or other financial intermediaries. You can also redeem your Class S shares of the Fund through such brokers or financial intermediaries on any day the NYSE is open pursuant to the Fund’s procedures. Investors should refer to their broker-dealer or financial intermediary for instructions and further information.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares, if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

After you place a sell order in proper form, shares are sold using the next share price calculated. Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

EXCHANGE OF FUND SHARES

Class S shares of the Fund are not available for exchange with any other fund of Principal Funds.

Principal Funds, Inc.	PRICING OF FUND SHARES	13
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DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Fund pays their net investment income to shareholders of record on the business day prior to the payment date.

The Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

The Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

  invested in shares of another fund of Principal Funds without a sales charge (distributions of the Fund may be directed only to one receiving Fund); or
  paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be forwarded to you pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund or your financial intermediary will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

14	DIVIDENDS AND DISTRIBUTIONS	Principal Funds, Inc.
1-800-547-7754

A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that shareholder would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

FUND ACCOUNT INFORMATION

If you need information about your account(s), you may contact your financial intermediary.

Orders Placed by Intermediaries

Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“subdesignees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next share price it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or subdesignee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Multiple Translations

This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Financial Statements

Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

Principal Funds, Inc.	FUND ACCOUNT INFORMATION	15
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PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended October 31, 2008, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

16	PORTFOLIO HOLDINGS INFORMATION	Principal Funds, Inc.
1-800-547-7754

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

2008(c)

MONEY MARKET FUND
Class S shares
Net Asset Value, Beginning of Period	$ 1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0 .01

Total From Investment Operations	0 .01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .01)

Total Dividends and Distributions	(0 .01)

Net Asset Value, End of Period	$ 1.00

Total Return(b)	0 .98%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 951,684
Ratio of Expenses to Average Net Assets	0 .87%(e)
Ratio of Net Investment Income to Average Net Assets	1 .92%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c)	Period from May 1, 2008, date shares first offered, through October 31, 2008.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Credit and Counterparty Risk

The fund is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Eurodollar and Yankee Obligations Risk

Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Fixed-Income Securities Risk

Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Investment Company Securities Risk

Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-

Principal Funds, Inc.	APPENDIX A	17
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advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk

The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Municipal Securities Risk

Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

U.S. Government Securities Risk
Yields available from U.S. government securities are generally lower than the yields available from many other fixed-
income securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the

Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

18	SUMMARY OF PRINCIPAL RISKS	Principal Funds, Inc.
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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

Principal Funds, Inc.	ADDITIONAL INFORMATION	19
www.principal.com

PRINCIPAL FUNDS, INC.

(the "Fund")

Statement of Additional Information

dated March 1, 2009

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated March 1, 2009, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to shareholders, for the fiscal year ended October 31, 2008, are hereby incorporated by reference into and are legally a part of this SAI.

For a free copy of the current prospectus or annual report, call 1-800-222-5852 or write:

For Class J shares:

Principal Funds P.O. Box 55904 Boston, MA 02205 For other share classes: Principal Funds P.O. Box 8024 Boston, MA 02266-8024

The prospectuses for A, B, C, J, Institutional, R-1, R-2, R-3, R-4, and R-5 share classes may be viewed at www.Principal.com.

TABLE OF CONTENTS
Fund History	3
Description of the Funds’ Investments and Risks	7
Management	32
Control Persons and Principal Holders of Securities	40
Investment Advisory and Other Services	80
Multiple Class Structure	100
Brokerage Allocation and Other Practices	106
Purchase and Redemption of Shares	117
Pricing of Fund Shares	117
Taxation of the Funds	119
Portfolio Holdings Disclosure	121
Proxy Voting Policies and Procedures	122
Financial Statements	122
Independent Registered Public Accounting Firm	122
General Information	123
Disclosure Regarding Portfolio Managers	123
Appendix A - Description of Bond Ratings	124
Appendix B - Proxy Voting Policies	127

Principal Funds, Inc.	2
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FUND HISTORY

The Principal Funds, Inc. ("the Registrant" or the "Fund") is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except California Municipal Fund, Global Real Estate Securities Fund, Preferred Securities Fund, Real Estate Securities, and Tax-Exempt Bond Fund which are non-diversified.

The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 aSAMaryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000. The Fund changed its name to Principal Funds, Inc. effective June 13, 2008.

The Articles of Incorporation have been amended from time to time. Those amendments are as follows:

  September 14, 2000 to add the Bond & Mortgage Securities, Government Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
  December 13, 2000 to add the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds), and Partners SmallCap Value Fund;
  March 14, 2001 to add the Capital Preservation Fund;
  April 17, 2002 to add the Preferred Securities Fund;
  September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend, and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
  September 18, 2003 to add the Partners International, Partners MidCap Growth I, and Partners MidCap Value I Funds;
  February 3, 2004 to change the name of the Real Estate Fund to Real Estate Securities Fund;
  March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap Growth Fund III, and Partners SmallCap Value Fund II;
  June 21, 2004 to add the High Yield Fund and the Partners LargeCap Value Fund II;
  September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth Fund II;
  December 16, 2004 to add the Equity Income, Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth, and change the name of LargeCap Blend I to Disciplined LargeCap Blend;
  May 23, 2005 to change the name of the Capital Preservation Fund to Ultra Short Bond Fund;
  September 30, 2005 to change the name of the High Quality Short-Term Bond Fund to Short-Term Bond Fund;
  September 30, 2005 to change the name of the Government Securities Fund to Government & High Quality Bond Fund;
  September 20, 2006 to add the California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund. The California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund are each successors to the following series of WM Trust I, WM Trust II, or WM Strategic Asset Management Portfolios, LLC, as of January 12, 2007.
Principal Funds, Inc.	FUND HISTORY	3
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Successor Fund	Predecessor Fund

California Insured Intermediate Municipal	California Insured Intermediate Municipal (WM Trust II)
California Municipal	California Municipal (WM Trust II)
Equity Income I	Equity Income (WM Trust I)
High Yield II	High Yield (WM Trust I)
Income	Income (WM Trust I)
MidCap Stock	MidCap Stock (WM Trust I)
Mortgage Securities	U.S. Government Securities (WM Trust I)
Short-Term Income	Short Term Income (WM Trust II)
Strategic Asset Management Portfolios	Strategic Asset Management Portfolios
Balanced Portfolio	(WM Strategic Asset Management Portfolios, LLC)
Conservative Balanced Portfolio	Balanced Portfolio
Conservative Growth Portfolio	Conservative Balanced Portfolio
Flexible Income Portfolio	Conservative Growth Portfolio
Strategic Growth Portfolio	Flexible Income Portfolio
Strategic Growth Portfolio
Tax-Exempt Bond I	Tax-Exempt Bond (WM Trust I)
West Coast Equity	West Coast Equity (WM Trust I)

The WM Trust I Funds identified in the above table, other than the Mid Cap Stock and High Yield Funds, are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated and made up the group of mutual funds known as the "Composite Funds": Composite U.S. Government Securities, Inc. (predecessor to the U.S. Government Securities Fund) (1982); Composite Income Fund, Inc. (predecessor to the Income Fund) (1975); Composite Tax-Exempt Bond Fund, Inc. (predecessor to the Tax-Exempt Bond Fund) (1976); Composite Northwest Fund, Inc. (predecessor to the West Coast Equity Fund) (1986); and Composite Bond & Stock Fund, Inc. (predecessor to the Equity Income Fund) (1939).

Each of the Composite Funds was reorganized as a series of WM Trust I, a Massachusetts Business Trust, on March 20, 1998. In connection with this reorganization, the Trust, which conducted no operations prior to that date, changed its name to WM Trust I. The High Yield Fund was organized on March 23, 1998, and the Mid Cap Stock Fund was organized on March 1, 2000.

Prior to March 20, 1998, the name of WM Trust II, a Massachusetts Business Trust, was "Sierra Trust Funds" and the name of WM Strategic Asset Management Portfolios, a Massachusetts Limited Liability Company, was "Sierra Asset Management Portfolios." On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. These Trusts were part of a family of mutual funds known as the "Sierra Funds."

Prior to March 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the Flexible Income Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

• September 13, 2007 to add the Global Real Estate Securities Fund.
• January 3, 2008 to add Principal Life Time 2015, Principal Life Time 2025, Principal Life Time 2035, Principal LifeTime 2045, and Principal Life Time 2055 Funds.

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• June 13, 2008, to change the names of the following funds:

Former Name	New Name

Equity Income Fund I	Equity Income Fund
High Yield Fund	High Yield Fund I
High Yield Fund II	High Yield Fund
MidCap Value Fund	MidCap Value Fund III
Partners Global Equity Fund	Global Equity Fund I
Partners International Fund	International Fund I
Partners LargeCap Blend Fund	LargeCap Blend Fund II
Partners LargeCap Blend Fund I	LargeCap Blend Fund I
Partners LargeCap Growth Fund I	LargeCap Growth Fund I
Partners LargeCap Growth Fund II	LargeCap Growth Fund II
Partners LargeCap Value Fund	LargeCap Value Fund III
Partners LargeCap Value Fund I	LargeCap Value Fund I
Partners LargeCap Value Fund II	LargeCap Value Fund II
Partners MidCap Growth Fund	MidCap Growth Fund III
Partners MidCap Growth Fund I	MidCap Growth Fund I
Partners MidCap Growth Fund II	MidCap Growth Fund II
Partners MidCap Value Fund	MidCap Value Fund II
Partners MidCap Value Fund I	MidCap Value Fund I
Partners SmallCap Blend Fund	SmallCap Blend Fund I
Partners SmallCap Growth Fund I	SmallCap Growth Fund I
Partners SmallCap Growth Fund II	SmallCap Growth Fund II
Partners SmallCap Growth Fund III	SmallCap Growth Fund III
Partners SmallCap Value Fund	SmallCap Value Fund III
Partners SmallCap Value Fund I	SmallCap Value Fund I
Partners SmallCap Value Fund II	SmallCap Value Fund II
Tax-Exempt Bond Fund I	Tax-Exempt Bond Fund

  June 23, 2008, to add Core Plus Bond Fund I and International Value Fund I.
  September 10, 2008, to add Global Diversified Income Fund.
Principal Funds, Inc.	FUND HISTORY	5
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Classes offered by each Fund are shown in the table below.

Share Class

Fund Name	A	B	C	J	R-1	R-2	R-3	R-4	R-5	Institutional	S

Bond & Mortgage Securities Fund	X	X	X	X	X	X	X	X	X	X
California Municipal Fund	X	X	X
Core Plus Bond Fund I					X	X	X	X	X	X
Disciplined LargeCap Blend	X	X	X		X	X	X	X	X	X
Diversified International Fund	X	X	X	X	X	X	X	X	X	X
Equity Income Fund	X	X	X							X
Global Diversified Income Fund	X		X	X						X
Global Real Estate Securities Fund	X		X
Government & High Quality Bond
Fund	X	X	X	X	X	X	X	X	X	X
High Quality Intermediate-Term
Bond Fund				X	X	X	X	X	X	X
High Yield Fund	X	X	X							X
High Yield Fund I										X
Income Fund	X	X	X							X
Inflation Protection Fund	X		X	X	X	X	X	X	X	X
International Emerging Markets
Fund	X	X	X	X	X	X	X	X	X	X
International Fund I					X	X	X	X	X	X
International Growth Fund	X		X	X	X	X	X	X	X	X
International Value Fund I										X
LargeCap Blend Fund I	X	X	X	X	X	X	X	X	X	X
LargeCap Blend Fund II	X	X	X	X	X	X	X	X	X	X
LargeCap Growth Fund	X	X	X	X	X	X	X	X	X	X
LargeCap Growth Fund I	X	X	X	X	X	X	X	X	X	X
LargeCap Growth Fund II	X		X	X	X	X	X	X	X	X
LargeCap S&P 500 Index Fund	X		X	X	X	X	X	X	X	X
LargeCap Value Fund	X	X	X	X	X	X	X	X	X	X
LargeCap Value Fund I					X	X	X	X	X	X
LargeCap Value Fund II					X	X	X	X	X	X
LargeCap Value Fund III	X	X	X	X	X	X	X	X	X	X
MidCap Blend Fund	X	X	X	X	X	X	X	X	X	X
MidCap Growth Fund				X	X	X	X	X	X	X
MidCap Growth Fund II					X	X	x	X	X	X
MidCap Growth Fund III	X	X	X	X	X	X	X	X	X	X
MidCap S&P 400 Index Fund				X	X	X	X	X	X	X
MidCap Stock Fund	X	X	X							X
MidCap Value Fund I	X	X	X	X	X	X	X	X	X	X
MidCap Value Fund II	X	X	X	X	X	X	X	X	X	X
MidCap Value Fund III				X	X	X	X	X	X	X
Money Market Fund	X	X	X	X	X	X	X	X	X	X	X
Mortgage Securities Fund	X	X	X	X	X	X	X	X	X	X
Preferred Securities Fund	X		X	X	X	X	X	X	X	X
Principal LifeTime 2010 Fund	X		X	X	X	X	X	X	X	X
Principal LifeTime 2015 Fund					X	X	X	X	X	X
Principal LifeTime 2020 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2025 Fund					X	X	X	X	X	X
Principal LifeTime 2030 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2035 Fund					X	X	X	X	X	X
Principal LifeTime 2040 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2045 Fund					X	X	X	X	X	X
Principal LifeTime 2050 Fund	X	X	X	X	X	X	X	X	X	X
Principal LifeTime 2055 Fund					X	X	X	X	X	X
Principal LifeTime Strategic Income
Fund	X	X	X	X	X	X	X	X	X	X
Real Estate Securities Fund	X	X	X	X	X	X	X	X	X	X
SAM Balanced Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Conservative Balanced
Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Conservative Growth Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Flexible Income Portfolio	X	X	X	X	X	X	X	X	X	X
SAM Strategic Growth Portfolio	X	X	X	X	X	X	X	X	X	X

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Share Class

Fund Name	A	B	C	J	R-1	R-2	R-3	R-4	R-5	Institutional	S

Short-Term Bond Fund	X		X	X	X	X	X	X	X	X
Short-Term Income Fund	X		X							X
SmallCap Blend Fund	X	X	X	X	X	X	X	X	X	X
SmallCap Growth Fund	X	X	X	X	X	X	X	X	X	X
SmallCap Growth Fund I				X	X	X	X	X	X	X
SmallCap Growth Fund II	X	X	X	X	X	X	X	X	X	X
SmallCap Growth Fund III					X	X	X	X	X	X
SmallCap S&P 600 Index Fund				X	X	X	X	X	X	X
SmallCap Value Fund	X	X	X	X	X	X	X	X	X	X
SmallCap Value Fund I					X	X	X	X	X	X
SmallCap Value Fund II				X	X	X	X	X	X	X
SmallCap Value Fund III				X	X	X	X	X	X	X
Tax-Exempt Bond Fund	X	X	X
Ultra Short Bond Fund	X		X	X	X	X	X	X	X	X
West Coast Equity Fund	X	X	X							X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call Principal Funds at 1-800-222-5852.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Fund Policies

The investment objectives, investment strategies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

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Bond & Mortgage Securities, California Municipal, Core Plus Bond I, Disciplined LargeCap Blend, Diversified International, Equity Income, Global Diversified Income, Global Real Estate Securities, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield I, Income, Inflation Protection, International Emerging Markets, International Growth, International Value I, LargeCap Blend I, LargeCap Blend II, LargeCap Growth, LargeCap Growth I, LargeCap Growth II, LargeCap S&P 500 Index, LargeCap Value, LargeCap Value I, LargeCap Value II, LargeCap Value III, MidCap Blend, MidCap Growth, MidCap Growth III, MidCap S&P 400 Index, MidCap Stock, MidCap Value I, MidCap Value II, MidCap Value III, Money Market, Mortgage Securities, Preferred Securities, Real Estate Securities, Short-Term Bond, Short-Term Income, SmallCap Blend, SmallCap Growth, SmallCap Growth I, SmallCap Growth II, SmallCap Growth III, SmallCap S&P 600 Index, SmallCap Value, SmallCap Value I, SmallCap Value II, SmallCap Value III, Tax-Exempt Bond, Ultra Short Bond, and West Coast Equity Funds

Fundamental Restrictions

Each of the following numbered restrictions for the above-listed Funds iSAMatter of fundamental policy and may not be changed without shareholder approval. Each may not:

1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2)Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

3)Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

6)Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the California Municipal, Global Real Estate Securities, Preferred Securities, Real Estate Securities, or Tax-Exempt Bond Funds.

7)Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Global Real Estate Securities, Preferred Securities, or Real Estate Securities Funds.

9)Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). This restriction does not apply to the Core Plus Bond Fund I.

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Non-Fundamental Restrictions

Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1)Invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3) Invest in companies for the purpose of exercising control or management.

4)Invest more than 25% (35% for High Yield and Preferred Securities Funds) of its assets in foreign securities, except that the Diversified International, Global Diversified Income, Global Real Estate Securities, International Emerging Markets, International Growth, International Value I, and Money Market Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond Funds may not invest in foreign securities.

5)Invest more than 5% of its total assets in real estate limited partnership interests (except the Global Diversified Income, Global Real Estate Securities, and Real Estate Securities Funds).

6)Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the California Municipal, Diversified International, Global Diversified Income, Income, Inflation Protection, International Emerging Markets, International Growth, International Value I, Short-Term Income and Tax-Exempt Bond Funds) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

The Tax-Exempt Bond Fund has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.

The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

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MidCap Growth Fund II

Fundamental Restrictions

Each of the following numbered restrictions for the above-listed Fund iSAMatter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

1)With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2) Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940
Act.

3) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments
(but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations, or other forms of debt instruments.

Non-Fundamental Restrictions

The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.

1) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-
term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3) The Fund may not borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the Fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

5) The Fund does not currently intend to acquire securities of other investment companies in reliance on Section
12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

In addition to the Fund's fundamental and non-fundamental limitations discussed above, the Fund has also adopted a non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in securities of medium market capitalization companies. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.

International Fund I

Fundamental Restrictions

Each of the following numbered restrictions for the above-listed Fund iSAMatter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3) Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

5) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

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7) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

8) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

Non-Fundamental Restrictions

The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

4) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income Funds and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)

Fundamental Restrictions

Each of the following numbered restrictions for the above-listed Funds iSAMatter of fundamental policy and may not be changed without shareholder approval. Each may not:

1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency, and stock and bond index futures contracts and related options thereon.

3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

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4) Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations and
b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

8) Sell securities short.

Non-Fundamental Restrictions

Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

1) Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2) Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks

Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Fund, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

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Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:

  American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
  European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds (except the Principal LifeTime Funds and SAM Portfolios) may each engage in the practices described under this heading.

  Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.
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Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

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  Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange- traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
  Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
  A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
  When a Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.
  Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.
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In using futures contracts, the Fund may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transactions costs.

When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub- Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities a held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

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Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

• Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by Commodity Futures Trading Commission regulations.

Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

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High-Yield/High-Risk Bonds

The Bond & Mortgage Securities, Core Plus Bond Fund I, Equity Income, Global Diversified Income, High Yield, High Yield I, Income, Inflation Protection, MidCap Stock, Short-Term Bond, Shor-Term Income, Tax-Exempt Bond, Ultra Short Bond, and West Coast Equity Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc. or if unrated, determined to be of comparable quality (commonly known as "junk bonds")). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Core Plus Bond I, Equity Income, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a collateralized mortgage obligation to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities")

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Zero-Coupon Securities

The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

The Core Plus Bond Fund I may engage in “short sales.” A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Each Fund, other than the Principal LifeTime Funds and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts

The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

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A Fund segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default as bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

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A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sellSAMortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledgeSAMortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Swap Agreements and Options on Swap Agreements

Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

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A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

  the frequency of trades and quotations,
  the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market,
  the nature of the security (including any demand or tender features), and the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
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Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position

The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

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• Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan
Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal
Reserve System or of the Federal Deposit Insurance Corporation.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit
Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

• Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

• Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

• Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

• Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Municipal Obligations

The California Municipal and Tax-Exempt Bond Funds (the "Municipal Funds") can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally haSAMaturity at the time of issue of 30 to 270 days.

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The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomeSAMoral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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  Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond and California Municipal Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.
  Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
  Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
  Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax- exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.
  The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the Fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
  The Fund may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. The Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.
  Stand-By Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.
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The amount payable to a Fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-
by commitment is acquired.

The Funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-
Advisors believe present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Sub-Advisor.

A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

• Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

• Risks. of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal
Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal
Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected. The Fund would reevaluate its investment objective and policies and consider changes in its structure.

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Special Considerations Relating to California Municipal Obligations

The California Municipal Fund concentrates its investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by 1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, 2) voter initiatives, 3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and 4) the general financial condition of the State of California and the California economy.

Insurance

The insured municipal obligations in which the Municipal Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

Taxable Investments of the Municipal Funds

Each of the Municipal Funds may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, each Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies

Each Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, a Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Principal Funds, Inc.	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	30
www.principal.com

Industry Concentrations

Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios concentrates its investments in shares of other Principal mutual funds.

Each of the other Funds, except the Global Diversified Income, Global Real Estate Securities, Preferred Securities, and Real Estate Securities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund I, LargeCap Value Fund II, MidCap Growth Fund II, SmallCap Growth Fund II, SmallCap Value Fund II and each of the funds sub-advised by Edge Asset Management, Inc. use the industry groups of Global Industry Classification Standard (GICS®). The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")." The Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, and municipal obligations issued by government or political subdivisions of governments, the Funds take the position that such securities do not represent interests in any particular "industry" or group of industries.

Portfolio Turnover

Portfolio turnover iSAMeasure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

  Inflation Protection Fund (32.3% in 2008 and 88.2% in 2007): The turnover rate for the Inflation Protection Fund was lower in 2008 due to the fund growth rate slowing. During 2007, the fund nearly tripled in size while in 2008 the fund market value went down modestly requiring fewer transactions to maintain portfolio positioning.
  SAM Balanced Portfolio (34.8% in 2008 and 14.6% in 2007): The increased turnover was due to SAM strategic reallocations, the addition of 3 new funds (Preferred Securities, LargeCap Growth II and LargeCap Value III), and a decrease of overall portfolio assets during fiscal 2008.
  SAM Conservative Balanced Portfolio (27.7% in 2008 and 12.7% in 2007): The increased turnover was due to SAM strategic reallocations, the addition of 3 new funds (Preferred Securities, LargeCap Growth II and LargeCap Value III), and a decrease of overall portfolio assets during fiscal 2008.
Principal Funds, Inc.	DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS	31
www.principal.com

  SAM Conservative Growth Portfolio (32.4% in 2008 and 16.2% in 2007): The increased turnover was due to SAM strategic reallocations, the addition of 3 new funds (Preferred Securities, LargeCap Growth II and LargeCap Value III), and a decrease of overall portfolio assets during fiscal 2008.
  SAM Flexible Income Portfolio (35.1% in 2008 and 9.7% in 2007): The increased turnover was due to SAM strategic reallocations, the addition of 3 new funds (Preferred Securities, LargeCap Growth II and LargeCap Value III), and a decrease of overall portfolio assets during fiscal 2008.
  SAM Strategic Growth Portfolio (32.5% in 2008 and 15.7% in 2007): The increased turnover was due to SAM strategic reallocations, the addition of 3 new funds (Preferred Securities, LargeCap Growth II and LargeCap Value III), and a decrease of overall portfolio assets during fiscal 2008.
  Short-Term Income Fund (64.5% in 2008 and 29.4% in 2007): The Short-Term Income Fund experienced large redemptions during the period forcing it to sell securities to meet the cash outflows. Net assets in the fund dropped nearly 50% over the period, while the Fund’s total return was approximately flat. The sales led to a turnover rate that was higher than previously experienced, but unavoidable.
  Ultra Short Bond Fund (14.8% in 2008 and 46.5% in 2007): Portfolio cash flows along with a lack of liquidity, especially in the short maturity and floating rate segments of the market, were key contributors to the decline in turnover for the Ultra Short Bond Fund.

MANAGEMENT

Board of Directors

Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the two investment companies (with a total of 112 portfolios) sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and the Principal Variable Contracts Funds, Inc. (collectively, the "Fund Complex").

Principal Funds, Inc.	MANAGEMENT	32
www.principal.com

Each officer of the Fund has the same position with the Principal Variable Contracts Funds, Inc.

	Name, Address, and		Length of Time Served	Principal Occupation(s)
	Year of Birth	Position(s) Held with Fund	as Director	During Past 5 Years

	Elizabeth Ballantine	Director	Since 2004	Principal, EBA Associates
	711 High Street	Member Nominating and		(consulting and investments)
	Des Moines, Iowa 50392	Governance Committee
1948

	Kristianne Blake	Director	Since 2007	President, Kristianne Gates
	711 High Street	Member Operations Committee		Blake, P.S. (CPA specializing in
	Des Moines, Iowa 50392			personal financial and tax
	1954			planning)

	Craig Damos	Director	Since 2008	CEO/President, Vertical Growth
	711 High Street	Member Operations Committee		Officer, and CFO, The Weitz
	Des Moines, Iowa 50392			Company (general construction)
1954

	Richard W. Gilbert	Director	Since 2000	President, Gilbert
	711 High Street	Member Executive Committee		Communications, Inc.
	Des Moines,	Member Nominating and		(management advisory services)
	Iowa 50392	Governance Committee
1940

	Mark A. Grimmett	Director	Since 2004	Executive Vice President and
	711 High Street	Member Audit Committee		CFO, Merle Norman Cosmetics,
	Des Moines,			Inc. (manufacturer and distributor
	Iowa 50392			of skin care products)
1960

	Fritz S. Hirsch	Director	Since 2005	President and CEO, Sassy, Inc.
	711 High Street	Member Audit Committee		(manufacturer of infant and
	Des Moines,			juvenile products)
Iowa 50392
1951

	William C. Kimball	Director	Since 2000	Retired. Formerly, Chairman and
	711 High Street	Member Nominating and		CEO, Medicap Pharmacies, Inc.
	Des Moines,	Governance Committee		(chain of retail pharmacies)

MANAGEMENT	Iowa 50392
1947

	Barbara A. Lukavsky	Director	Since 1993	President and CEO, Barbican
	711 High Street	Member Nominating and		Enterprises, Inc.
	Des Moines,	Governance Committee		(holding company for franchises

33	Iowa 50392			in the cosmetics industry)

Number of Portfolios
in Fund	Other
Complex	Directorships
Overseen	Held by
by Director	Director

112	The McClatchy Company

112	Avista Corporation; Russell

     Investment Company* Russell Investment Funds* (48 portfolios overseen)

112 None

112	Calamos Asset Management, Inc.

(2005)

112 None

112 None

112	Casey’s General Store
Inc.

112 None

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

1940
Daniel Pavelich	Director Member Audit Committee	Since 2007	Retired. Formerly, Chairman and CEO of BDO Seidman (tax, accounting and financial consulting services)	112	Catalytic Inc; Vaagen Bros. Lumber, Inc.
711 High Street
Des Moines, Iowa 50392 1944

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupation(s) During Past 5 Years		Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Ralph C. Eucher	Director	Since 1999	Director, the Manager since 1999.		112	None
711 High Street	Chairman and Chief Executive		President, the Manager 1999-2008
Des Moines,	Officer		Director, PFD since 2007.
Iowa 50392	Member Executive Committee		Director, Princor since 1999. President,
1952			Princor 1999-2005. Senior Vice
President, Principal Life, since 2002.
Prior thereto, Vice President.

Nora M. Everett	Director	Since 2008	President since 2008. Senior Vice		112	None
711 High Street	President		President and Deputy General
Des Moines,			Counsel, Principal Financial Group,
Iowa 50392			Inc. 2004-2008. Vice President and
1959			Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Director	Since 2007	Retired December 2007. Prior thereto, President and CEO of WM Group of Funds; President and Director of Edge Asset Management, Inc.		112	None
711 High Street	Member Operations Committee
Des Moines,
Iowa 50392
1943

Name, Address and	Position(s) Held with Fund and		Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served		Principal Occupations During Past 5 Years

Craig L. Bassett	Treasurer (since 1993)		Vice President and Treasurer, Principal Life
711 High Street
Des Moines, Iowa 50392
1952

Michael J. Beer	Executive Vice President		Executive Vice President and Chief Operating Officer, the Manager;
711 High Street	(since 1993)		Executive Vice President, PFD, since 2007; President, Princor, since 2005
Des Moines, Iowa 50392
1961

Randy L. Bergstrom	Assistant Tax Counsel		Counsel, Principal Life

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years

711 High Street Des Moines, Iowa 50392 1955	(since 2005)

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Vice President, Product and Distribution Compliance, Principal Life; Senior Vice President, the Manager, since 2004; Senior Vice President, PFD, since 2007, Second Vice President, Princor, since 2003, and prior thereto, Vice President, the Manager and Princor

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Second Vice President, Principal Financial Group and Senior Vice President, the Manager and Princor, since 2006, Chief Financial Officer, Princor, since 2003, Vice President, Princor 2003-2006. Senior Vice President and Chief Financial Officer, PFD, since 2007; prior thereto,
Assistant Financial Controller, Principal Life

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	President, Principal Funds Distributor, since 2007; Director of Mutual Fund Operations, Principal Shareholder Services, since 2005; prior thereto,
Divisional Vice President, Boston Financial Data Services

Steve G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Second Vice President and Counsel, Principal Life since 2006; Self-Employed Writer in 2005; 2004 and prior thereto, Senior Vice President and Counsel of Principal Residential Mortgage, Inc.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President and Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, the Manager, since 2004, and prior thereto, Vice President, Compliance and Product Development, the Manager

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Counsel, Principal Life

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, Principal Life, since 2003 and prior thereto, Attorney

Sarah J. Pitts 711 High Street Des Moines, Iowa 50392 1945	Assistant Counsel (since 2000)	Counsel, Principal Life

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Vice President, Controller and Chief Financial Officer (since 2000)	Vice President and Controller - Mutual Funds, the Manager

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1993)	Vice President and Senior Securities Counsel, Principal Financial Group, Inc.; Senior Vice President and Counsel, the Manager, PFD, and Princor; and Counsel, Principal Global

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary, Principal Funds, since 2007. Prior thereto, Business Manager for Pella Corp.

     Principal 1-800-222-5852 Funds, Inc.

Board Committees

The Fund Complex's board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held four meetings during the last fiscal year.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held zero meetings during the last fiscal year.

Nominating and Governance Committee

The Committee's primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Fund Complex's Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.The Nominating and Governance Committee held four meetings during the last fiscal year.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

Principal Funds, Inc.	MANAGEMENT	37
www.principal.com

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2008. The Fund Complex currently includes the separate series of the Fund and of Principal Variable Contracts Funds, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Independent Directors (not Considered to be "Interested Persons")

A	$0

B	$1 up to and including $10,000

C	$10,001 up to and including $50,000

D	$50,001 up to and including $100,000

E	$100,001 or more

Ballantine Blake Damos Gilbert Grimmett Hirsch Kimball Lukavsky Pavelich

Bond & Mortgage Securities	A	A	A	D	C	A	A	A	A
Disciplined LargeCap Blend	A	A	A	B	B	A	A	A	A
Diversified International	C	A	C	C	A	A	A	A	A
Equity Income	A	A	A	B	B	A	D	A	E
Government & High Quality Bond	A	A	A	B	C	A	A	A	A
Income	A	A	A	A	C	A	A	A	A
Inflation Protection	A	A	A	A	B	A	A	A	A
International Emerging Markets	C	A	A	A	A	A	A	A	A
LargeCap Blend I	A	A	A	B	B	A	A	A	A
LargeCap Growth	A	A	A	D	B	A	C	A	A
LargeCap Value	A	A	A	C	B	A	A	A	A
LargeCap Value III	C	A	A	A	A	A	A	A	A
MidCap Blend	A	A	C	C	B	A	A	A	A
Money Market	A	C	A	B	B	A	E	D	A
Mortgage Securities	A	A	A	A	D	A	A	A	A
Preferred Securities	A	A	A	A	A	A	E	A	A
Principal LifeTime 2010	A	A	A	A	B	A	A	A	A
Real Estate Securities	C	A	A	A	A	A	D	A	A
SAM Balanced Portfolio	A	E	A	A	A	A	A	A	A
SAM Conservative Growth	A	A	C	A	A	A	A	A	A
SAM Flexible Income Portfolio	A	A	A	A	B	E	A	A	A
SAM Strategic Growth Portfolio	A	D	A	A	A	A	A	A	A
Short-Term Bond	A	A	A	A	B	A	A	A	A
Short-Term Income	A	A	A	A	C	A	A	A	A
SmallCap Blend	A	A	A	A	B	A	A	A	A
West Coast Equity	A	E	A	A	A	A	A	A	B

Total Fund Complex	D	E	C	E	E	E	E	E	E

Principal Funds, Inc.	MANAGEMENT	38
www.principal.com

Directors Considered to be "Interested Persons"

A	$0

B	$1 up to and including $10,000

C	$10,001 up to and including $50,000

D	$50,001 up to and including $100,000

E	$100,001 or more

	Nora M.	Ralph C.	William
	Everett	Eucher	Papesh

Disciplined LargeCap Blend	A	B	A
Diversified International	A	D	A
Equity Income	A	C	A
Government & High Quality Bond	A	C	A
LargeCap Blend I	A	C	A
LargeCap Blend II	A	E	A
LargeCap Growth	A	E	A
LargeCap Growth I	A	D	A
LargeCap Growth II	A	D	A
LargeCap S&P 500 Index	A	C	A
LargeCap Value III	A	B	A
MidCap Blend	A	C	A
Money Market	A	D	A
Tax-Exempt Bond	A	E	A

Principal Funds, Inc.
(through participation in an	Nora M.	Ralph C.	William
employee benefit plan)	Everett	Eucher	Papesh

Diversified International	D	A	A
International Emerging Markets	C	A	A
LargeCap Value III	E	A	A
MidCap Blend	D	A	A
Money Market Fund	A	E	A

Total Fund Complex	E	E	A

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service aSAMember of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended October 31, 2008. On that date, there were 2 funds (with a total of 114 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

		Fund
Director	The Fund	Complex

Elizabeth Ballantine	93,162	106,170
Kristianne Blake	98,836	112,686
Craig Damos*	87,468	97,875
Richard W. Gilbert	107,504	122,717
Mark A. Grimmett	96,669	110,178
Fritz Hirsch	101,003	115,194
William C. Kimball	93,161	106,170
Barbara A. Lukavsky	98,836	112,686
Daniel Pavelich	96,669	110,178

Principal Funds, Inc.	MANAGEMENT	39
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The following list identifies shareholders who own more than 25% of the voting securities of the Fund as of February 4, 2009. It is presumed that a person who owns more than 25% of the voting securities of a fund controls the fund. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by fund.

Fund	Percent of Ownership	Shareholder Name	Shareholder Address	Jurisdiction Under Which Control Person is Organized (when control person is a company)	Parent of Control Person (when control person is a company)
BOND & MORTGAGE SECURITIES	29.46	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Maryland	Principal Funds, Inc.

CALIFORNIA MUNICIPAL	80.29	NFS LLC FEBO AUDREY AGEE TTEE J & A AGEE SURVIVORS TRUST U/A 2/4/92	100 BAY PLACE APT 1617 OAKLAND CA 94610-4425	Delaware	FMR LLC.

CORE PLUS BOND I	57.03	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL TRUST CO CITS	ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50309-2732	Delaware	Delaware Charter Guarantee and Trust

GLOBAL DIVERSIFIED INCOME	46.79	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221 711 HIGH ST DES MOINES IA 50392-0001	Maryland	Principal Funds, Inc.

GLOBAL DIVERSIFIED INCOME	52.80	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221 711 HIGH ST DES MOINES IA 50392-0001	Maryland	Principal Funds, Inc.

HIGH QUALITY INTER- TERM BOND	26.09	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS	ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50309-2732	Delaware	Delaware Charter Guarantee and Trust

HIGH QUALITY INTER- TERM BOND	34.37	PERSHING LLC	P O BOX 2052 JERSEY CITY NJ 07303-2052	New York	The Bank of New York Mellon

HIGH YIELD I	29.76	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP	ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-9992	Iowa	Principal Life Insurance Company

INCOME	35.47	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221 711 HIGH ST DES MOINES IA 50392-0001	Maryland	Principal Funds, Inc.

INFLATION PROTECTION	62.76	PRINCIPAL LIFE INSURANCE CO FBO PRINCIPAL FINANCIAL GROUP	ATTN RIS NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-9992	Iowa	Principal Life Insurance Company

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)

INTERNATIONAL	30.84	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
GROWTH		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
INTERNATIONAL I	57.04	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
INTERNATIONAL VALUE	27.76	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221	Maryland	Principal Funds, Inc.
FUND I			711 HIGH ST
			DES MOINES IA 50392-0001
INTERNATIONAL VALUE	30.04	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	Maryland	Principal Funds, Inc.
FUND I			711 HIGH ST
			DES MOINES IA 50392-0001
LARGECAP BLEND I	25.71	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
LARGECAP BLEND II	56.64	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LARGECAP GROWTH I	45.27	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LARGECAP GROWTH II	35.19	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LARGECAP S&P 500	56.56	DELAWARE CHARTER GUARANTEE &	PO BOX 990	Delaware	Delaware Charter
INDEX		TRUST BUILD IT MGMT SVCS INDIV 401K	MONUMENT CO 80132-0990		Guarantee and
		FBO RICHARD R SQUIRES			Trust
LARGECAP VALUE I	60.52	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LARGECAP VALUE II	97.19	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LARGECAP VALUE III	41.90	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2010	27.95	DELAWARE CHARTER GUAR & TRUST CO	PO BOX 569	Delaware	Delaware Charter
		STAN BARTON IND 401K PLAN FBO STAN	MERLIN OR 97532-0569		Guarantee and
		BARTON			Trust

41

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)
LIFETIME 2010	56.53	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2015	44.07	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		Insurance Company
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992
LIFETIME 2015	49.57	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	Delaware	Delaware Charter
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		Guarantee and
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732		Trust
LIFETIME 2020	28.38	DELAWARE CHARTER GUAR & TRUST CO	10825 W ORANGE GROVE RD	Delaware	Delaware Charter
		CUST HOOK CRANE SERVICE INC MPP	TUCSON AZ 85743-8601		Guarantee and
		FBO BILLY CARROLL SHOEMAKER 401(K)			Trust
LIFETIME 2020	56.47	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2025	42.61	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		Insurance Company
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992
LIFETIME 2025	47.66	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	Delaware	Delaware Charter
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		Guarantee and
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732		Trust
LIFETIME 2030	60.83	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2035	39.84	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		Insurance Company
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992
LIFETIME 2035	52.40	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	Delaware	Delaware Charter
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		Guarantee and
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732		Trust
LIFETIME 2040	64.32	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2045	35.41	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		Insurance Company
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992
LIFETIME 2045	60.78	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	Delaware	Delaware Charter
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		Guarantee and
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732		Trust

42

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)
LIFETIME 2050	25.47	DELAWARE CHARTER GUARANTEE &	74602 LAVENDER WAY	Delaware	Delaware Charter
		TRUST	PALM DESERT CA 92260-3143		Guarantee and
		SUNRISE GOLF INC INDIV 401K PSP			Trust
		FBO MARK A TANSEY
LIFETIME 2050	67.10	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
LIFETIME 2055	30.07	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK	Delaware	Delaware Charter
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST		Guarantee and
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732		Trust
LIFETIME 2055	61.53	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11		Insurance Company
		OMNIBUS WRAPPED	DES MOINES IA 50392-9992
LIFETIME STRATEGIC	58.56	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
INCOME		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
MIDCAP GROWTH	28.83	DELAWARE CHARTER GUARANTEE &	15415 73RD ST	Delaware	Delaware Charter
		TRUST	KENOSHA WI 53142-8841		Guarantee and
		PAUL MANRING BUSINESS INDIV 401K			Trust
		FBO PAUL H MANRING
MIDCAP GROWTH II	93.39	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
MIDCAP GROWTH III	60.85	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
MIDCAP S&P 400 INDEX	71.65	PHILIP KEITH GOOD INDY 401K	505 E GROVE ST	Delaware	Delaware Charter
		401(K) PLAN PHILIP KEITH GOOD TR	BLOOMINGTON IL 61701-5317		Guarantee and
					Trust
MIDCAP STOCK	26.18	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
MIDCAP STOCK	30.98	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
MIDCAP VALUE I	68.53	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992

43

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)
MIDCAP VALUE II	54.91	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
MONEY MARKET	36.93	NFS LLC FEBO	1069 LINCOLN AVE	Delaware	FMR LLC.
		WAMU INVESTMENTS INC	SAN DIEGO CA 92103-2319
		IRA ROLLOVER FBO CYNTHIA E HIGHT
MORTGAGE	40.61	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221	Maryland	Principal Funds, Inc.
SECURITIES			711 HIGH ST
			DES MOINES IA 50392-0001
SAM BALANCED PORT	31.33	NFS LLC FEBO	280 BOYLSTON STREET APT 606	Delaware	FMR LLC.
		ARNOLD & MADELYN SCHREIDER TTEE	CHESTNUT HILL MA 02467-1906
		ARNOLD & MADELYN SCHREIDER
		IRREV INCOME TR, U/A 10/7/05
SAM FLEXIBLE INCOME	39.21	NFS LLC FEBO	5766 CLOVER VALLEY RD SE	Delaware	FMR LLC.
PORT		MARVIN WELCH	PORT ORCHARD WA 98367-9056
		BERTHA WELCH
SHORT-TERM BOND	35.28	PERSHING LLC	P.O. BOX 2052	New York	The Bank of New
			JERSEY CITY NJ 07303-2052		York Mellon
SHORT-TERM INCOME	26.18	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
SHORT-TERM INCOME	29.26	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
SMALLCAP GROWTH I	33.08	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
SMALLCAP GROWTH II	83.73	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
SMALLCAP GROWTH III	37.76	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
SMALLCAP S&P 600	41.16	DELAWARE CHARTER GUARANTEE &	15415 73RD ST	Delaware	Delaware Charter
INDEX		TRUST	KENOSHA WI 53142-8841		Guarantee and
		PAUL MANRING BUSINESS INDIV 401K			Trust
		FBO PAUL H MANRING
SMALLCAP VALUE I	64.57	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992

44

				Jurisdiction
				Under
				Which Control
				Person is
				Organized
	Percent			(when control	Parent of Control
	of			person is a	Person (when control
Fund	Ownership	Shareholder Name	Shareholder Address	company)	person is a company)
SMALLCAP VALUE II	91.87	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
SMALLCAP VALUE III	79.76	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK	Iowa	Principal Life
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET		Insurance Company
			DES MOINES IA 50392-9992
TAX EXEMPT BOND	37.66	NFS LLC FEBO	232 BELMONT AVE E APT 501	Delaware	FMR LLC.
		PHILIP J HOWRIGAN	SEATTLE WA 98102-6305
ULTRA SHORT BOND	34.33	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
ULTRA SHORT BOND	40.07	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221	Maryland	Principal Funds, Inc.
			711 HIGH ST
			DES MOINES IA 50392-0001
WEST COAST EQUITY	34.85	NFS LLC FEBO	685 4TH AVE	Delaware	FMR LLC.
		WAMU INVESTMENTS, INC.	REDWOOD CITY CA 94063-3816
		IRA SEPP FBO ROSA E DIAZ

45

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "Choosing a Share Class" in the prospectus for the Class A, B, and C shares.

The Principal LifeTime Funds, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Funds owned by other shareholders. Therefore, neither the Principal LifeTime Funds, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.

The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund." Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Fund.

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially more than 5% of the Fund's outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund's outstanding shares as of February 4, 2009. The list is presented in alphabetical order by fund.

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

BOND & MORTGAGE SECURITIES (C)	7.81	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
BOND & MORTGAGE SECURITIES (I)	9.82	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
BOND & MORTGAGE SECURITIES (I)	17.89	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
BOND & MORTGAGE SECURITIES (I)	21.35	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
BOND & MORTGAGE SECURITIES (I)	36.56	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
BOND & MORTGAGE SECURITIES (R1)	99.28	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
BOND & MORTGAGE SECURITIES (R2)	97.83	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
BOND & MORTGAGE SECURITIES (R3)	94.48	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
BOND & MORTGAGE SECURITIES (R4)	95.36	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
BOND & MORTGAGE SECURITIES (R5)	7.03	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA	50309-2732
BOND & MORTGAGE SECURITIES (R5)	80.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				46
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

CORE PLUS BOND I (I)	8.75	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
CORE PLUS BOND I (I)	13.72	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
CORE PLUS BOND I (I)	55.69	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL TRUST CO CITS	711 HIGH ST
			DES MOINES IA	50309-2732
CORE PLUS BOND I (R1)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
CORE PLUS BOND I (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
CORE PLUS BOND I (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
CORE PLUS BOND I (R4)	12.30	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
CORE PLUS BOND I (R4)	20.59	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
CORE PLUS BOND I (R4)	67.09	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO CAPITAL CORP OF THE WEST 401 K	711 HIGH ST
		PLAN	DES MOINES IA	50309-2732
CORE PLUS BOND I (R5)	98.62	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (I)	6.78	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (I)	6.91	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (I)	9.57	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (I)	10.10	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (I)	10.58	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (I)	18.78	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (I)	19.92	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (R1)	35.67	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (R1)	61.47	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (R2)	98.86	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
DISCIPLINED LARGECAP BLEND (R3)	99.09	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
DISCIPLINED LARGECAP BLEND (R5)	10.76	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO ASSOCIATED BANC-CORP DEFERRED	1013 CENTRE RD
		COMP PLAN	WILMINGTON DE 19805-1265

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	47
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

DISCIPLINED LARGECAP BLEND (R5)	74.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732

DIVERSIFIED INTERNATIONAL (I)	12.82	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

DIVERSIFIED INTERNATIONAL (I)	18.69	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001

DIVERSIFIED INTERNATIONAL (I)	24.92	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001

DIVERSIFIED INTERNATIONAL (I)	26.17	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
DIVERSIFIED INTERNATIONAL (R1)	98.66	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
DIVERSIFIED INTERNATIONAL (R2)	95.96	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DIVERSIFIED INTERNATIONAL (R3)	95.42	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DIVERSIFIED INTERNATIONAL (R4)	97.69	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DIVERSIFIED INTERNATIONAL (R5)	92.56	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
DIVERSIFIED INTL (C)	8.47	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL 32246-6484
EQUITY INCOME (C)	9.03	CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD 21117-5184
EQUITY INCOME (C)	15.52	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
EQUITY INCOME (I)	22.70	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
EQUITY INCOME (I)	34.81	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
EQUITY INCOME (I)	34.82	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
GLOBAL DIVERSIFIED INCOME (A)	17.07	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ	07303-2052
GLOBAL DIVERSIFIED INCOME (A)	31.32	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992
GLOBAL DIVERSIFIED INCOME (A)	39.54	JAKE S ANONSON	5703 COACHLIGHT CT
			WDM IA 50266-2837
GLOBAL DIVERSIFIED INCOME (C)	100.00	PRINCIPAL MANAGEMENT CORPORATION	ATTN: SUBSIDIARY ACCOUNT N002-E020
		PRINCIPAL FINANCIAL GROUP	711 HIGH ST
			DES MOINES IA	50392-9992
GLOBAL DIVERSIFIED INCOME (I)	46.97	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
GLOBAL DIVERSIFIED INCOME (I)	53.00	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
GLOBAL REAL ESTATE SECURITIES (A)	9.50	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ	07303-2052

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				48
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

GLOBAL REAL ESTATE SECURITIES (A)	11.11	PRINCIPAL LIFE INSURANCE CO CUST	155 RIDGE RD
		IRA OF JOSEPH O MANZI	RUMSON NJ 07760-1024
GLOBAL REAL ESTATE SECURITIES (C)	6.13	JAMES R BROWN & SCOTT E VERCOE	270 LANCASTER AVE STE D2
		TTEES	FRAZER PA 19355-1858
		ENERGY TECH SYSTEMS INC MPP
		FBO SCOTT E VERCOE
GLOBAL REAL ESTATE SECURITIES (C)	6.13	JAMES R BROWN & SCOTT E VERCOE	270 LANCASTER AVE STE D2
		TTEES	FRAZER PA 19355-1858
		ENERGY TECH SYSTEMS INC MPP
		FBO JAMES R BROWN
GLOBAL REAL ESTATE SECURITIES (C)	12.73	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ 07303-2052
GLOBAL REAL ESTATE SECURITIES (C)	13.75	PRINCIPAL LIFE INSURANCE CO CUST	3445 CHEROKEE DR S
		IRA R/O PAUL J FARRELL	SALEM OR 97302-9780
GOV & HIGH QUALITY BOND (I)	17.08	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ 07303-2052
GOV & HIGH QUALITY BOND (I)	78.14	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON - QUALIFIED FIA OMNIBUS	DES MOINES IA 50309-2732
GOV & HQ BOND (C)	5.21	EDNA J & ARTHUR BROWNLEE III TTEES	4901 S 153RD ST APT 336
		BROWNLEE LIVING TRUST UA MAY 12 2006	OMAHA NE 68137-5049
GOV & HQ BOND (C)	24.79	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
GOVERNMENT & HIGH QUALITY BOND (R1)	98.54	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R2)	5.16	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R2)	94.83	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R3)	5.46	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R3)	89.46	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R4)	7.07	CREDIT UNION WEST CORPORATION	ATTN KAREN ROCH
		FBO CREDIT UNION WEST DB PLAN	5811 W TALAVI BLVD
			GLENDALE AZ 85306-1810
GOVERNMENT & HIGH QUALITY BOND (R4)	91.79	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
GOVERNMENT & HIGH QUALITY BOND (R5)	5.03	BANKERS TRUST COMPANY	ATTN: DEBBIE WILLIAMS
		FBO PARTNER RE SALARY DEF PLAN	453 7TH ST
			DES MOINES IA 50309-4110
GOVERNMENT & HIGH QUALITY BOND (R5)	76.64	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INTER-TERM BOND (R2)	98.04	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INTER-TERM BOND (R3)	83.89	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INTER-TERM BOND (R4)	36.65	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO CAPITAL CORP OF THE WEST 401 K	711 HIGH ST
		PLAN	DES MOINES IA 50309-2732
HIGH QUALITY INTER-TERM BOND (R4)	63.34	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INTER-TERM BOND (R5)	68.60	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INT-TERM BOND (R1)	5.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
HIGH QUALITY INT-TERM BOND (R1)	94.12	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES			49
www.principal.com

	Percentage of Ownership
Fund/Class		Name of Owner	Address of Owner

HIGH YIELD (A)	5.33	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
HIGH YIELD (A)	8.37	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151
HIGH YIELD (A)	23.24	PRUDENTIAL INVESTMENT MANAGEMENT	MAIL STOP NJ-11-05-20
		SERVICE FOR THE BENEFIT OF MUTUAL	100 MULBERRY ST GATEWAY CTR 3 FL 11
		FUND CLIENTS	NEWARK NJ 07102
HIGH YIELD (B)	6.88	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
HIGH YIELD (C)	19.00	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
HIGH YIELD (I)	6.87	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD (I)	10.21	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD (I)	11.72	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD (I)	12.93	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD (I)	26.87	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD I (I)	5.78	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD I (I)	11.98	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50309-2732
HIGH YIELD I (I)	21.56	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD I (I)	21.92	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001
HIGH YIELD I (I)	29.76	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992
INCOME (C)	5.90	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
INCOME (I)	12.94	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
INCOME (I)	14.78	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
INCOME (I)	22.15	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
INCOME (I)	45.94	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
INFLATION PROTECTION (C)	5.96	ROBERT W BAIRD & CO INC	777 EAST WISCONSIN AVENUE
		A/C 3780-4528	MILWAUKEE WI 53202-5300
INFLATION PROTECTION (C)	6.05	PRINCIPAL LIFE INSURANCE CO CUST	3578 WOODS DR
		IRA R/O CHERYL L ROWLAND	SAND LAKE MI 49343-9510
INFLATION PROTECTION (C)	22.64	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
INFLATION PROTECTION (I)	15.45	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		50
www.principal.com

	Percentage of Ownership
Fund/Class		Name of Owner	Address of Owner

INFLATION PROTECTION (I)	17.26	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INFLATION PROTECTION (I)	65.80	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
INFLATION PROTECTION (R1)	98.51	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INFLATION PROTECTION (R2)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INFLATION PROTECTION (R3)	6.30	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC NQ EXCESS OF THERMOS	1013 CENTRE RD
			WILMINGTON DE	19805-1265
INFLATION PROTECTION (R3)	84.87	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INFLATION PROTECTION (R4)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INFLATION PROTECTION (R5)	5.20	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INFLATION PROTECTION (R5)	6.86	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO NQ DB OF AAA ARIZONA	1013 CENTRE RD
			WILMINGTON DE	19805-1265
INFLATION PROTECTION (R5)	22.31	WELLS FARGO TRUST COMPANY	ATTN DEANNA SWERTZIC
		FBO WORLD INSURANCE CO EXECUTIVE	1919 DOUGLAS ST
		SERP PLAN	OMAHA NE 68102-1316
INFLATION PROTECTION (R5)	64.56	BANKERS TRUST COMPANY (E826)	ATTN DEBBIE WILLIAM
		FBO PARTNER RE RESTURATION - SALARY	453 7TH ST
		DEFERRED PLAN	DES MOINES IA	50309-4110
INTERNATIONAL EMERGING MARKETS (I)	5.12	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151
INTERNATIONAL EMERGING MARKETS (I)	7.94	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (I)	9.89	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (I)	10.09	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
INTERNATIONAL EMERGING MARKETS (I)	10.72	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (I)	15.61	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (I)	16.18	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (R1)	97.90	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INTERNATIONAL EMERGING MARKETS (R2)	99.42	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (R3)	87.20	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (R4)	96.53	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL EMERGING MARKETS (R5)	84.99	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL GRO (I)	6.64	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL GRO (I)	10.26	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				51
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

INTERNATIONAL GRO (I)	18.16	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL GRO (I)	18.48	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL GRO (I)	32.85	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
INTERNATIONAL GROWTH (R5)	85.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
INTERNATIONAL GROWTH (A)	5.12	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS
		SPECIAL CUSTODY A/C FOR THE	101 MONTGOMERY ST
		BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4151
INTERNATIONAL GROWTH (A)	6.26	PRINCIPAL LIFE INSURANCE CO CUST	5618 W 131ST TER
		IRA OF HAROLD D PRICE	OVERLAND PARK KS 66209-2925
INTERNATIONAL GROWTH (C)	6.51	NFS LLC FEBO	31900 SHAKER BLVD
		NFS/FMTC ROLLOVER IRA	PEPPER PIKE OH 44124-5174
		FBO JORGE A GUZMAN
INTERNATIONAL GROWTH (C)	9.87	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ 07303-2052
INTERNATIONAL GROWTH (C)	14.76	STEPHENS INC FBO 27645870	111 CENTER STREET
			LITTLE ROCK AR 72201-4401
INTERNATIONAL GROWTH (R1)	94.83	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INTERNATIONAL GROWTH (R2)	99.59	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
INTERNATIONAL GROWTH (R3)	91.73	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
INTERNATIONAL GROWTH (R4)	99.64	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
INTERNATIONAL I (I)	6.22	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
INTERNATIONAL I (I)	8.84	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL I (I)	12.08	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL I (I)	59.84	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
INTERNATIONAL I (R1)	99.04	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
INTERNATIONAL I (R2)	95.96	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL I (R3)	92.53	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL I (R4)	5.54	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
INTERNATIONAL I (R4)	91.34	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
INTERNATIONAL I (R5)	95.23	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50309-2732
INTERNATIONAL VALUE FUND I(I)	8.14	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL VALUE FUND I(I)	9.32	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				52
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

INTERNATIONAL VALUE FUND I(I)	17.58	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
INTERNATIONAL VALUE FUND I(I)	27.76	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
INTERNATIONAL VALUE FUND I(I)	30.04	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP BLEND I (C)	5.24	PRINCIPAL LIFE INSURANCE CO CUST	18 WETHERILL LN
		IRA MARK F OCONNOR	CHESTER SPRGS PA 19425-2918
LARGECAP BLEND I (C)	5.59	PRINCIPAL LIFE INSURANCE CO CUST	6510 E YOSEMITE AVE
		IRA R/O FAYE HAGNER	ORANGE CA 92867-2468
LARGECAP BLEND I (I)	7.09	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP BLEND I (I)	10.65	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP BLEND I (I)	16.43	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP BLEND I (I)	28.06	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP BLEND I (I)	30.90	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP BLEND I (R1)	99.86	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP BLEND I (R2)	96.41	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP BLEND I (R3)	83.61	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP BLEND I (R4)	6.69	WOODMONT COUNTRY CLUB	ATTN KENNETH KINKA
		FBO EXEC 457 B RETIREMENT PLAN OF	1201 ROCKVILLE PIKE
		WOODMONT CC	ROCKVILLE MD 20852-1409
LARGECAP BLEND I (R4)	93.05	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP BLEND I (R5)	26.41	WELLS FARGO TRUST COMPANY	ATTN DEANNA SWERTZIC
		FBO WORLD INSURANCE CO EXECUTIVE	1919 DOUGLAS ST
		SERP PLANLAS ST ATTN DEANNA SWERTZ	OMAHA NE 68102-1316
LARGECAP BLEND I (R5)	62.69	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP BLEND II (C)	8.60	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
LARGECAP BLEND II (I)	84.93	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP BLEND II (R1)	99.88	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP BLEND II (R2)	99.80	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP BLEND II (R3)	98.62	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP BLEND II (R4)	96.17	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP BLEND II (R5)	94.57	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	53
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH (C)	26.21	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
LARGECAP GROWTH (I)	6.48	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP GROWTH (I)	10.65	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH (I)	10.82	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH (I)	11.31	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH (I)	17.83	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH (I)	17.85	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH (R1)	98.01	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP GROWTH (R2)	8.40	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH (R2)	91.56	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP GROWTH (R3)	97.09	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP GROWTH (R4)	97.38	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP GROWTH (R5)	28.00	WACHOVIA BANK FBO VARIOUS	1525 WEST WT HARRIS BLVD
		RETIREMENT PLANS	CHARLOTTE NC	28288-0001
		9888888836 NC 1076
LARGECAP GROWTH (R5)	64.14	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP GROWTH I (I)	9.67	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP GROWTH I (I)	14.75	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH I (I)	14.87	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH I (I)	49.34	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP GROWTH I (R1)	98.81	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP GROWTH I (R2)	98.93	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH I (R3)	96.95	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH I (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH I (R5)	18.25	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA	50309-2732
LARGECAP GROWTH I (R5)	75.58	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				54
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP GROWTH II (A)	9.03	NFS LLC FEBO	2858 BOA VISTA DR
		MACK FAMILY TR	COSTA MESA CA 92626-3550
RONALD J MACK U/A 09/11/00
LARGECAP GROWTH II (C)	5.31	PRINCIPAL LIFE INSURANCE CO CUST	2882 VILLA CT
		IRA R/O ELMER R PETERS	BETTENDORF IA	52722-7554
LARGECAP GROWTH II (C)	6.88	ROBERT W BAIRD & CO INC	777 EAST WISCONSIN AVENUE
		A/C 8439-8262	MILWAUKEE WI 53202-5300
LARGECAP GROWTH II (C)	8.95	DONALD J BERNSTEIN	148 CRYSTAL KEY WAY
		TRANSFER ON DEATH	BOYNTON BEACH FL 33426-5210
SUBJECT TO STA TOD RULES
LARGECAP GROWTH II (C)	14.99	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
LARGECAP GROWTH II (I)	12.86	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH II (I)	17.96	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH II (I)	20.39	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP GROWTH II (I)	36.69	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP GROWTH II (R1)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP GROWTH II (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH II (R3)	93.35	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH II (R4)	97.20	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP GROWTH II (R5)	14.15	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA	50309-2732
LARGECAP GROWTH II (R5)	84.09	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (I)	10.20	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON - QUALIFIED FIA OMNIBUS	DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (I)	58.29	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R1)	98.01	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO PFG PRINCIPAL ADVANTAGE OMNIBUS	DES MOINES IA	50309-2732
		CLIENT 904
LARGECAP S&P 500 INDEX (R2)	95.58	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R3)	21.38	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE CHURCH OF GOD	711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R3)	74.02	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R4)	95.66	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R5)	9.19	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE WESLEYAN PENSION FUND	711 HIGH STREET
			DES MOINES IA	50309-2732
LARGECAP S&P 500 INDEX (R5)	79.36	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				55
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP VALUE (I)	6.86	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE (I)	6.97	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE (I)	7.14	THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE HUFFMAN S-001-S60
		RETIREMENT MEDICAL BENEFITS	PRINCIPAL FINANCIAL GROUP
		61022	DES MOINES IA	50392-0001
LARGECAP VALUE (I)	14.47	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP VALUE (I)	23.11	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE (I)	23.84	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE (R1)	9.46	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS NONQUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE (R1)	89.06	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE (R2)	95.18	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE (R3)	85.64	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE (R4)	17.03	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE (R4)	24.30	NATIONWIDE TRUST COMPANY FSB	C/O IPO PORTFOLIO ACCOUNTING
		FBO PARTICIPATING RETIREMENT PLANS	PO BOX 182029
			COLUMBUS OH 43218-2029
LARGECAP VALUE (R4)	57.90	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE (R5)	89.69	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE I (I)	6.74	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
LARGECAP VALUE I (I)	10.63	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE I (I)	11.57	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE I (I)	61.84	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP VALUE I (R1)	99.73	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE I (R2)	9.16	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE I (R2)	90.53	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
LARGECAP VALUE I (R3)	97.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LARGECAP VALUE I (R4)	95.34	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LARGECAP VALUE I (R5)	93.48	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				56
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LARGECAP VALUE II (I)	100.00	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP VALUE II (R1)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE II (R2)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE II (R3)	95.49	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE II (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE II (R5)	99.71	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE III (C)	5.48	PRINCIPAL LIFE INSURANCE CO CUST	BALMORAL CENTRE STE PH
		IRA R/O ARNOLD J SHIFMAN	32121 WOODWARD AVE
			ROYAL OAK MI	48073-6237
LARGECAP VALUE III (I)	6.01	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE III (I)	7.02	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE III (I)	7.07	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE III (I)	8.51	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE III (I)	10.08	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
LARGECAP VALUE III (I)	48.65	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LARGECAP VALUE III (R1)	98.07	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LARGECAP VALUE III (R2)	99.54	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE III (R3)	96.88	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE III (R4)	97.08	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LARGECAP VALUE III (R5)	95.26	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2010 (A)	5.26	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-0001
9888888836 NC 1076
LIFETIME 2010 (A)	27.06	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917
LIFETIME 2010 (C)	6.94	PRINCIPAL LIFE INSURANCE CO CUST	30 WATERSIDE PLAZA
		IRA MARVIN J KANTROWITZ	NEW YORK NY	10010-2622
LIFETIME 2010 (I)	8.26	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LIFETIME 2010 (I)	90.96	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LIFETIME 2010 (R1)	99.53	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LIFETIME 2010 (R2)	98.88	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	57
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LIFETIME 2010 (R3)	95.67	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2010 (R4)	98.65	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2010 (R5)	93.74	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (I)	14.98	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (I)	83.09	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
LIFETIME 2015 (R1)	99.41	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (R4)	99.78	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2015 (R5)	35.26	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC	28288-0001
		9888888836 NC 1076
LIFETIME 2015 (R5)	61.79	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2020 (A)	17.74	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917
LIFETIME 2020 (I)	12.28	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LIFETIME 2020 (I)	86.87	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LIFETIME 2020 (R1)	98.91	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LIFETIME 2020 (R2)	99.12	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2020 (R3)	96.17	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2020 (R4)	96.19	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2020 (R5)	93.67	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2025 (I)	15.42	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2025 (I)	82.80	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
LIFETIME 2025 (R1)	99.50	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2025 (R2)	99.21	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2025 (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				58
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LIFETIME 2025 (R4)	99.73	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2025 (R5)	45.96	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC	28288-0001
		9888888836 NC 1076
LIFETIME 2025 (R5)	52.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2030 (I)	94.89	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LIFETIME 2030 (R1)	98.72	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LIFETIME 2030 (R2)	99.20	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2030 (R3)	96.79	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2030 (R4)	97.06	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2030 (R5)	95.33	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (I)	18.03	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (I)	79.84	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
LIFETIME 2035 (R1)	99.29	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (R2)	99.84	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (R4)	99.81	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2035 (R5)	44.91	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC	28288-0001
		9888888836 NC 1076
LIFETIME 2035 (R5)	53.32	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2040 (I)	94.94	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LIFETIME 2040 (R1)	99.23	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LIFETIME 2040 (R2)	98.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2040 (R3)	95.52	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2040 (R4)	96.62	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2040 (R5)	97.14	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2045 (I)	19.63	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				59
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LIFETIME 2045 (I)	80.31	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
LIFETIME 2045 (R1)	99.38	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2045 (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2045 (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2045 (R4)	99.95	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2045 (R5)	34.82	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC	28288-0001
9888888836 NC 1076
LIFETIME 2045 (R5)	64.30	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2050 (A)	5.05	NFS LLC FEBO	224 ORCHID AVE
		TERRI L FOREMAN TOD ET AL	CORONA DL MAR CA 92625-3012
LIFETIME 2050 (A)	5.85	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917
LIFETIME 2050 (B)	5.36	PRINCIPAL LIFE INS CO CUST IRA	607 MOURNING DOVE CIR
		CAROL V NOLAN	LAKE MARY FL 32746-3933
LIFETIME 2050 (C)	5.34	RONALD G GIDDENS &	8312 GRAND CANYON DR
		SYBIL M GIDDENS JTWROS	PLANO TX 75025-3987
LIFETIME 2050 (I)	12.50	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
LIFETIME 2050 (I)	87.37	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
LIFETIME 2050 (R1)	97.31	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
LIFETIME 2050 (R2)	98.17	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2050 (R3)	96.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2050 (R4)	96.52	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2050 (R5)	97.74	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2055 (I)	7.78	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2055 (I)	92.21	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET G-012-N11
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
LIFETIME 2055 (R1)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2055 (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2055 (R3)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
LIFETIME 2055 (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	60
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

LIFETIME 2055 (R5)	42.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
LIFETIME 2055 (R5)	57.24	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-0001
		9888888836 NC 1076
LIFETIME STRATEGIC INC (A)	45.97	BPPR AS TRUSTEE FBO	POPULAR STREET BUILDING
		POPULAR INC PUERTO RICO SAVINGS	153 PONCE DE LEON AVE 8TH FLOOR
		AND INVESTMENT PLAN	SAN JUAN PR 00917
LIFETIME STRATEGIC INC (B)	5.31	PRINCIPAL LIFE INSURANCE CO CUST	514 MILLER ST
		IRA R/O DELORES E BUHRMAN	HOLDREGE NE 68949-2057
LIFETIME STRATEGIC INC (B)	5.70	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ 07303-2052
LIFETIME STRATEGIC INC (C)	18.56	PRINCIPAL LIFE INSURANCE CO CUST	2904 ABERCORN DR
		IRA R/O RONALD R THOMAS	LAS VEGAS NV 89134-7440
LIFETIME STRATEGIC INC (I)	7.46	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50309-2732
LIFETIME STRATEGIC INC (I)	91.85	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992
LIFETIME STRATEGIC INCOME (R1)	99.73	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
LIFETIME STRATEGIC INCOME (R2)	5.71	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
LIFETIME STRATEGIC INCOME (R2)	94.28	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
LIFETIME STRATEGIC INCOME (R3)	96.78	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
LIFETIME STRATEGIC INCOME (R4)	97.37	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
LIFETIME STRATEGIC INCOME (R5)	6.70	WACHOVIA BANK FBO	1525 WEST WT HARRIS BLVD
		VARIOUS RETIREMENT PLANS	CHARLOTTE NC 28288-0001
		9888888836 NC 1076
LIFETIME STRATEGIC INCOME (R5)	87.11	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MIDCAP BLEND (I)	9.61	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50309-2732
MIDCAP BLEND (I)	13.45	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		NON - QUALIFIED FIA OMNIBUS	DES MOINES IA 50309-2732
MIDCAP BLEND (I)	63.88	THE FULTON COMPANY	PO BOX 3215
		C/O FULTON FINANCIAL ADVISORS	LANCASTER PA 17604-3215
MIDCAP BLEND (R1)	99.28	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
MIDCAP BLEND (R2)	90.62	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MIDCAP BLEND (R3)	5.07	PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
		FBO WINN MGT GROUP 2006 DEF COMP	1013 CENTRE RD
		PLAN	WILMINGTON DE 19805-1265
MIDCAP BLEND (R3)	82.96	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MIDCAP BLEND (R4)	97.50	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MIDCAP BLEND (R5)	83.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MIDCAP GROWTH (I)	7.40	MARIL & CO FBO VA	11270 W PARK PL STE 400
		C/O M&I TRUST CO NA ATTN MF	MILWAUKEE WI 53224-3638
MIDCAP GROWTH (I)	10.66	MITRA & CO FBO NJ	11270 W PARK PL STE 400 # PPW04WM
		C/O M&I TRUST COMPANY NA	MILWAUKEE WI 53224-3638

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES			61
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP GROWTH (I)	13.99	WACHOVIA BANK, N.A.	1525 WEST WT HARRIS BLVD.
		OMNIBUS REIN/REIN	CHARLOTTE NC	28288-0001
		9999999954 NC-1151
MIDCAP GROWTH (I)	15.07	VALLEE & CO FBO VA	11270 W PARK PL STE 400
		C/O M&I TRUST CO NA ATTN MF	MILWAUKEE WI	53224-3638
MIDCAP GROWTH (I)	26.47	MITRA & CO FBO VA	11270 W PARK PL STE 400
		C/O M&I TRUST CO NA ATTN MF	MILWAUKEE WI	53224-3638
MIDCAP GROWTH (R1)	95.85	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
MIDCAP GROWTH (R2)	99.98	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH (R3)	93.51	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
MIDCAP GROWTH (R4)	17.48	NFS LLC FEBO	218 W MAIN ST
		FIRST AMERICAN BANK	WEST DUNDEE IL 60118-2019
MIDCAP GROWTH (R4)	82.39	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
MIDCAP GROWTH (R5)	95.60	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
MIDCAP GROWTH II (I)	99.95	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
MIDCAP GROWTH II (R1)	99.91	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH II (R2)	6.39	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP GROWTH II (R2)	93.60	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH II (R3)	97.99	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH II (R4)	96.83	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH II (R5)	5.36	PRINCIPAL TRUST COMPANY TTEE	ATTN SUSAN SAGGIONE
		FBO JOHN WAGNER ASSOC EXEC NQ	1013 CENTRE RD
			WILMINGTON DE 19805
MIDCAP GROWTH II (R5)	84.02	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH III (I)	8.07	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP GROWTH III (I)	8.65	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP GROWTH III (I)	71.55	PRINCIPAL LIFE INSURANCE CO	ATTN RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
MIDCAP GROWTH III (R1)	99.80	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP GROWTH III (R2)	97.69	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP GROWTH III (R3)	97.64	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP GROWTH III (R4)	99.65	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP GROWTH III (R5)	90.04	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP S&P 400 INDEX (R5)	9.31	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE WESLEYAN PENSION FUND	711 HIGH STREET
			DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				62
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP S&P 400 INDEX (R5)	82.14	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

MIDCAP S&P 400 INDEX (I)	52.65	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

MIDCAP S&P 400 INDEX (R1)	95.86	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732

MIDCAP S&P 400 INDEX (R2)	96.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

MIDCAP S&P 400 INDEX (R3)	90.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

MIDCAP S&P 400 INDEX (R4)	97.42	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

MIDCAP STOCK (A)	10.41	NATIONWIDE TRUST COMPANY	PO BOX 182029
		C/O IPO PORTFOLIO ACCOUNTING	COLUMBUS OH 43218-2029

MIDCAP STOCK (C)	13.20	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
MIDCAP STOCK (I)	25.30	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP STOCK (I)	30.09	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP STOCK (I)	35.60	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP VALUE I (I)	7.89	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP VALUE I (I)	7.98	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
MIDCAP VALUE I (I)	72.92	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
MIDCAP VALUE I (R1)	99.73	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP VALUE I (R2)	97.43	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
MIDCAP VALUE I (R3)	95.06	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
MIDCAP VALUE I (R4)	99.02	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
MIDCAP VALUE I (R5)	18.32	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA	50309-2732
MIDCAP VALUE I (R5)	76.69	DELAWARE CHARTER GUARANTEE & TRUSTATTN: RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
MIDCAP VALUE II (I)	81.78	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
MIDCAP VALUE II (R1)	7.87	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS NONQUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP VALUE II (R1)	92.12	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
MIDCAP VALUE II (R2)	99.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
MIDCAP VALUE II (R3)	93.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				63
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

MIDCAP VALUE II (R4)	95.76	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

MIDCAP VALUE II (R5)	22.33	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA 50309-2732

MIDCAP VALUE II (R5)	67.81	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

MIDCAP VALUE III (I)	100.00	NATIONWIDE TRUST COMPANY	PO BOX 182029
		C/O IPO PORTFOLIO ACCOUNTING	COLUMBUS OH 43218-2029

MIDCAP VALUE III (R1)	96.67	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732

MIDCAP VALUE III (R2)	9.48	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

MIDCAP VALUE III (R2)	90.51	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R3)	81.18	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R4)	99.26	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R5)	14.72	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001

MIDCAP VALUE III (R5)	34.57	PRINCIPAL TRUST COMPANY CUST	1013 CENTRE RD
		FBO DEF COMP OF HDR INC IRA	WILMINGTON DE 19805-1265
		ACCT 6000183922

MIDCAP VALUE III (R5)	41.49	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA 50309-2732

MONEY MARKET (A)	26.59	PERSHING LLC AS AGENT	ATTN CASH MANAGMENT SERVICES
		FOR ITS CUSTOMERS	1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MONEY MARKET (I)	10.23	COMPUTERSHARE INVESTOR SVCS LLC	2 N LA SALLE ST FL 3
			CHICAGO IL 60602-4050
MONEY MARKET (I)	22.09	WAMU INVESTMENTS INC	ATTN ACCOUNTING DEPARTMENT
		MISC W/O DISTRICT A	1301 2ND AVE WMC 4101
			SEATTLE WA 98101

MONEY MARKET (I)	52.39	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50309-2732

MONEY MARKET (R1)	99.41	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
MONEY MARKET (R2)	97.10	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

MONEY MARKET (R3)	81.24	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
MONEY MARKET (R4)	6.65	CH HOLDINGS USA INC	ATTN DAVID COLEMAN

		FBO DEF COMP OF CH HOLDINGS	10733 SUNSET OFFICE DR STE 200
			SAINT LOUIS MO 63127-1022

MONEY MARKET (R4)	7.56	RUIZ FOOD PRODUCTS INC	ATTN KATHY TOPETE
		FBO SUPP EMP PLAN OF RUIZ FOOD	501 SOUTH ALTA AVE
			PO BOX 37
			DINUBA CA 93618-0037

MONEY MARKET (R4)	12.53	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO HELMSLEY ENT SERP	1013 CENTRE RD
			WILMINGTON DE 19805-1265

MONEY MARKET (R4)	64.19	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

MONEY MARKET (R5)	65.35	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES			64
www.principal.com

	Percentage
Fund/Class	of Ownership	Name of Owner	Address of Owner

MONEY MARKET (S)	100.00	NATIONAL FINANCIAL SERVICES LLC	1000 PLAZA 5 HARBORSIDE
		FOR THE EXCLUSIVE BENEFIT OF OUR	ATTN: MUTUAL FUNDS DEPT 10TH FL
		CUSTOMERS	JERSEY CITY NJ 07311
MORTGAGE SECURITIES (A)	5.31	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL	32246-6484
MORTGAGE SECURITIES (C)	18.13	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL	32246-6484
MORTGAGE SECURITIES (I)	15.32	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
MORTGAGE SECURITIES (I)	16.28	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
MORTGAGE SECURITIES (I)	21.25	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
MORTGAGE SECURITIES (I)	47.04	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
MORTGAGE SECURITIES FUND (J)	5.89	PRINCIPAL LIFE INSURANCE CO CUST	5455 22ND ST N
		IRA OF REX PINE	ARLINGTON VA 22205-3138
MORTGAGE SECURITIES FUND (J)	5.97	PRINCIPAL LIFE INSURANCE CO CUST	1245 OLD FARM RD
		IRA R/O ROBERT C ENTWISTLE	BRICK NJ 08724-0900
MORTGAGE SECURITIES FUND (J)	6.44	PRINCIPAL LIFE INSURANCE CO CUST	605 ALCOA TRL
		IRA R/O STEPHEN L MCGEE	MARYVILLE TN 37804-5522
MORTGAGE SECURITIES FUND (J)	7.19	PRINCIPAL LIFE INS CO CUST	290 W 12TH AVE UNIT 402
			DENVER CO 80204-3668
MORTGAGE SECURITIES FUND (J)	10.44	PRINCIPAL LIFE INSURANCE CO CUST	2107 GEORGIA AVE
		IRA OF ROBERT FOWLER	ENGLEWOOD FL 34224-5417
MORTGAGE SECURITIES FUND (J)	10.48	PRINCIPAL LIFE INSURANCE CO CUST	4922 MONTAUK TRL SE
		IRA OF JOE A SIMS	OWENS X RDS AL 35763-8736
PREFERRED SECURITIES (A)	6.51	CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD	21117-5184
PREFERRED SECURITIES (A)	8.93	PRUDENTIAL INVESTMENT MANAGEMENT	ATTN: PRUCHOICE UNIT
		SERVICE FOR THE BENEFIT OF MUTUAL	MAIL STOP NJ-11-05-20
		FUND CLIENTS	100 MULBERRY ST GATEWAY CTR 3 FL 11
			NEWARK NJ 07102
PREFERRED SECURITIES (A)	28.69	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL	32246-6484
PREFERRED SECURITIES (C)	12.55	CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD	21117-5184
PREFERRED SECURITIES (C)	51.92	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL	32246-6484
PREFERRED SECURITIES (I)	5.47	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50309-2732
PREFERRED SECURITIES (I)	6.71	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046
PREFERRED SECURITIES (I)	8.82	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
PREFERRED SECURITIES (I)	12.00	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992
PREFERRED SECURITIES (I)	12.02	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
PREFERRED SECURITIES (I)	13.19	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001
PREFERRED SECURITIES (I)	18.18	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				65
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

PREFERRED SECURITIES (R1)	99.69	DELAWARE CHARTER GUARANTEE &	711 HIGH STREET
		TRUST FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
PREFERRED SECURITIES (R2)	9.95	IRWIN HOLDINGS COMPANY AND	ATTN: MARITA SWANSON
		AFFILIATES	1580 W CARSON ST
		FBO SUPPLEMENTAL EXEC RET. PLAN OF	LONG BEACH CA 90810-1455
		IRWIN HOLDINGS COMPANY AND
		AFFILIATES
PREFERRED SECURITIES (R2)	87.45	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
PREFERRED SECURITIES (R3)	97.48	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
PREFERRED SECURITIES (R4)	95.74	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
PREFERRED SECURITIES (R5)	20.65	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO NQ DB OF AAA ARIZONA	1013 CENTRE RD
			WILMINGTON DE 19805-1265
PREFERRED SECURITIES (R5)	26.55	WELLS FARGO TRUST COMPANY	ATTN DEANNA SWERTZIC
		FBO WORLD INSURANCE CO EXECUTIVE	1919 DOUGLAS ST
		SERP PLAN	OMAHA NE 68102-1316
PREFERRED SECURITIES (R5)	48.29	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (C)	9.52	PRINCIPAL LIFE INSURANCE CO CUST	RR 2 BOX 168
		IRA R/O ROBERT A COGBURN	CHEYENNE OK 73628-9652
REAL ESTATE SECURITIES (I)	5.20	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (I)	5.82	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (I)	7.88	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (I)	7.94	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (I)	8.97	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (I)	14.85	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (I)	17.28	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
REAL ESTATE SECURITIES (I)	17.33	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
REAL ESTATE SECURITIES (R1)	95.84	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R2)	99.29	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R3)	18.25	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE CHURCH OF GOD	711 HIGH ST
			DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R3)	76.68	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R4)	94.82	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R5)	7.36	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO THE WESLEYAN PENSION FUND	711 HIGH STREET
			DES MOINES IA	50309-2732
REAL ESTATE SECURITIES (R5)	81.88	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				66
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SAM BALANCED PORT (I)	5.44	LPL FINANCIAL	ATTN MUTUAL FUND OPERATIONS
		FBO CUSTOMER ACCOUNTS	PO BOX 509046
			SAN DIEGO CA 92150-9046
SAM BALANCED PORT (I)	89.86	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS	DES MOINES IA	50392-9992
SAM BALANCED PORT (R1)	98.22	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM BALANCED PORT (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM BALANCED PORT (R3)	98.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM BALANCED PORT (R4)	17.80	NATURES SUNSHINE PRODUCTS INC	ATTN DANIEL GESLISON
		FBO SUPP ELECTIVE DEF OF NATURES	75 E 1700 S
		SUNSHINE	PROVO UT 84606-7378
SAM BALANCED PORT (R4)	77.88	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM BALANCED PORT (R5)	97.27	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERV BALANCED (I)	18.00	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ	07303-2052
SAM CONSERV BALANCED (I)	18.56	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ	07303-2052
SAM CONSERV BALANCED (I)	55.93	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
SAM CONSERV GRO PORT (I)	96.84	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
SAM CONSERVATIVE BALANCED PORT (R1)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE BALANCED PORT (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE BALANCED PORT (R3)	7.45	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC DEF COMP OF CATLIN INC	1013 CENTRE RD
			WILMINGTON DE	19805-1265
SAM CONSERVATIVE BALANCED PORT (R3)	91.60	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE BALANCED PORT (R4)	21.64	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE BALANCED PORT (R4)	73.80	BANK OF IRELAND US GROUP	ATTN DIANE MORRISON
		FBO LT INCENTIVE PLAN OF BANK OF	282 ROUTE 101 LIBERTY PARK #15
		IRELAND	AMHERST NH 03031
SAM CONSERVATIVE BALANCED PORT (R5)	5.20	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO SAN ANTONIO FED CU SECOND SERP	1013 CENTRE RD
			WILMINGTON DE	19805-1265
SAM CONSERVATIVE BALANCED PORT (R5)	93.36	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE GROWTH PORT (R1)	93.26	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE GROWTH PORT (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE GROWTH PORT (R3)	98.84	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM CONSERVATIVE GROWTH PORT (R4)	98.54	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				67
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SAM CONSERVATIVE GROWTH PORT (R5)	99.47	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM FLEX INC PORT (I)	93.06	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
SAM FLEXIBLE INCOME PORT (R1)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM FLEXIBLE INCOME PORT (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM FLEXIBLE INCOME PORT (R3)	97.13	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM FLEXIBLE INCOME PORT (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM FLEXIBLE INCOME PORT (R5)	8.80	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO SAN ANTONIO FED CU SECOND SERP	1013 CENTRE RD
			WILMINGTON DE	19805-1265
SAM FLEXIBLE INCOME PORT (R5)	87.06	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM STRAT GRO PORT (I)	97.79	PRINCIPAL LIFE INSURANCE CO CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET T-008-E20
		OMNIBUS WRAPPED	DES MOINES IA	50392-9992
SAM STRATEGIC GROWTH PORT (R1)	98.24	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM STRATEGIC GROWTH PORT (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM STRATEGIC GROWTH PORT (R3)	96.94	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM STRATEGIC GROWTH PORT (R4)	96.63	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SAM STRATEGIC GROWTH PORT (R5)	97.45	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SHORT-TERM BOND (A)	5.31	THE PRINCIPAL TRUST FOR IND	ATTN STEPHANIE HUFFMAN S-001-S60
		FIELD DISABILTY 61011	711 HIGH ST
			DES MOINES IA	50392-0001
SHORT-TERM BOND (A)	6.49	THE PRINCIPAL TRUST FOR	ATTN STEPHANIE HUFFMAN S-001-S60
		DISABILITY BENEFITS 61008	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA	50392-0001
SHORT-TERM BOND (C)	12.89	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
SHORT-TERM BOND (R1)	99.79	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SHORT-TERM BOND (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SHORT-TERM BOND (R3)	13.84	IMTRUST BANK NA TTEE	ATTN JOHN GORFF
		FBO WHITLOCK PKG CORP EXEC NQ	5314 S YALE
		EXCESS	TULSA OK 74135
SHORT-TERM BOND (R3)	66.41	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SHORT-TERM BOND (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SHORT-TERM BOND (R5)	11.82	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO GEISINGER SYS SVC SEVERANCE	1013 CENTRE RD
		PLAN	WILMINGTON DE 19805-1265
SHORT-TERM BOND (R5)	67.30	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				68
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SHORT-TERM INCOME (C)	15.52	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
SHORT-TERM INCOME (I)	5.69	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
SHORT-TERM INCOME (I)	16.41	SAM CONS BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
SHORT-TERM INCOME (I)	31.64	SAM FLEXIBLE INCOME PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
SHORT-TERM INCOME (I)	35.36	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
SMALLCAP BLEND (C)	6.31	PRINCIPAL LIFE INSURANCE CO CUST	840 CORTEZ ST
		IRA OF GARY D STROUP	DENVER CO 80221-3561
SMALLCAP BLEND (I)	6.93	PRINCIPAL TRUST FOR LIFE INS	ATTN STEPHANIE HUFFMAN S-001-S60
		BENEFITS FOR EE'S 61006	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001
SMALLCAP BLEND (I)	10.67	PRINCIPAL TRUST FOR HEALTH	ATTN STEPHANIE HUFFMAN S-001-S60
		BENEFITS FOR IND FIELD 61009	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001
SMALLCAP BLEND (I)	12.34	THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE HUFFMAN S-001-S60
		RETIREMENT MEDICAL BENEFITS 61022	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001
SMALLCAP BLEND (I)	63.49	THE PRINCIPAL TRUST FOR POST-	ATTN STEPHANIE HUFFMAN S-001-S60
		RETIREMENT MEDICAL BENEFITS 61021	PRINCIPAL FINANCIAL GROUP
			DES MOINES IA 50392-0001
SMALLCAP BLEND (R1)	100.00	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
SMALLCAP BLEND (R2)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
SMALLCAP BLEND (R3)	12.63	BUFFALO WILD WINGS INC	ATTN: LORI JENKINS
		FBO BUFFALO WILD WINGS MGMT DC PLAN 5500 WAYZATA BLVD; STE 1600
			MINNEAPOLIS MN 55416-1237
SMALLCAP BLEND (R3)	77.84	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
SMALLCAP BLEND (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
SMALLCAP BLEND (R5)	5.72	BANKERS TRUST COMPANY	ATTN: DEBBIE WILLIAMS
		FBO NQ PLAN OF BBC WORLDWIDE	453 7TH ST
			DES MOINES IA 50309-4110
SMALLCAP BLEND (R5)	5.90	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC 457B OF LAKE REG HEALTH SYS	1013 CENTRE RD
			WILMINGTON DE 19805-1265
SMALLCAP BLEND (R5)	6.60	BANKERS TRUST COMPANY	ATTN: DEBBIE WILLIAMS
		FBONQ EXCESS PLAN OF DENKOR	453 7TH ST
			DES MOINES IA 50309-4110
SMALLCAP BLEND (R5)	6.74	BROOKFIELD ENGINEERING LAB INC	ATTN: JAMES KAUFFMAN
		FBO NQ EXCESS OF BROOKFIELD LAB	11 COMMERCE BLVD
			MIDDLEBORO MA 02346-1031
SMALLCAP BLEND (R5)	10.82	PRINCIPAL TRUST COMPANY	ATTN: SUSAN SAGGIONE
		FBO EXEC NQ EXCESS OF KELLER	1013 CENTRE RD
		FOUNDATION	WILMINGTON DE 19805-1265
SMALLCAP BLEND (R5)	47.68	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
SMALLCAP GROWTH (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50309-2732
SMALLCAP GROWTH (C)	5.58	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
SMALLCAP GROWTH (I)	22.62	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		69
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH (I)	30.04	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH (I)	31.95	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH (R1)	96.48	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732

SMALLCAP GROWTH (R2)	100.00	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
SMALLCAP GROWTH (R3)	96.91	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
SMALLCAP GROWTH (R5)	98.17	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
SMALLCAP GROWTH I (R5)	96.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH I (I)	7.75	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH I (I)	8.00	LIFETIME 2050 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH I (I)	15.63	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
SMALLCAP GROWTH I (I)	24.84	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH I (I)	38.14	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
SMALLCAP GROWTH I (R1)	5.94	WILMINGTON TRUST COMPANY CUST FBO	C/O MUTUAL FUNDS
		EPLAN GROUP TRUST	PO BOX 8971
		A/C 061859-001 1	WILMINGTON DE 19899-8971
SMALLCAP GROWTH I (R1)	94.05	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP GROWTH I (R2)	98.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH I (R3)	92.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH I (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH II (C)	5.26	PRINCIPAL LIFE INSURANCE CO CUST	3445 CHEROKEE DR S
		IRA R/O PAUL J FARRELL	SALEM OR 97302-9780
SMALLCAP GROWTH II (C)	6.76	PRINCIPAL LIFE INSURANCE CO CUST	906 CALIFORNIA DR
		IRA R/O MICHAEL D TREINEN	DES MOINES IA	50312-2205
SMALLCAP GROWTH II (C)	8.11	PRINCIPAL LIFE INSURANCE CO CUST	865 KINGWOOD DR NW
		IRA R/O CYNTHIA R CONDON	SALEM OR 97304-3639
SMALLCAP GROWTH II (I)	99.75	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
SMALLCAP GROWTH II (R1)	95.21	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP GROWTH II (R2)	6.05	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH II (R2)	93.94	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH II (R3)	91.75	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				70
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP GROWTH II (R4)	96.02	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH II (R5)	96.71	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP GROWTH III (I)	5.52	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH III (I)	9.60	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
SMALLCAP GROWTH III (I)	17.24	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH III (I)	22.56	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP GROWTH III (I)	38.38	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
SMALLCAP GROWTH III (R1)	99.87	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP GROWTH III (R2)	99.04	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
SMALLCAP GROWTH III (R3)	95.09	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP GROWTH III (R4)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA	50309-2732
SMALLCAP GROWTH III (R5)	5.44	CAMPUS USA CREDIT UNION	ATTN JILL HARPER
		FBO 457F OF CAMPUS CREDIT UNION	PO BOX 147029
			GAINESVILLE FL 32614-7029
SMALLCAP GROWTH III (R5)	6.43	NATIONAL FIRE SPRINKLER ASSOC INC	40 JON BARRETT RD
		CUST FBO	PATTERSON NY 12563-2164
		457 F OF NATIONAL FIRE SPRINKLER A
		IRA ACCT 6000176556
SMALLCAP GROWTH III (R5)	79.26	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA	50392-0001
SMALLCAP S&P 600 INDEX (I)	8.21	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP S&P 600 INDEX (I)	9.52	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (I)	11.19	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (I)	17.64	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP S&P 600 INDEX (I)	31.45	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP S&P 600 INDEX (R1)	98.21	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (R2)	96.84	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (R3)	93.76	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (R4)	95.30	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP S&P 600 INDEX (R5)	92.10	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				71
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP VALUE (B)	5.03	PRINCIPAL LIFE INSURANCE CO CUST	29 BUCYRUS DR
		IRA OF NORMAN G TELAAK	BUFFALO NY 14228-1944

SMALLCAP VALUE (B)	5.30	SISTER MARY FRANCIS &	OUR LADY OF SORROWS INC
		SISTER MAUREEN THERESA TTEES	2381 LAUREL GLEN RD
		FRANCISCAN MISSIONARY SISTERS OF	SOQUEL CA 95073-9719
SMALLCAP VALUE (C)	11.73	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
SMALLCAP VALUE (I)	7.17	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
SMALLCAP VALUE (I)	10.81	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE (I)	12.41	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE (I)	15.45	LIFETIME 2020 FUND	ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE (I)	16.77	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE (I)	17.52	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE (R1)	96.60	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP VALUE (R2)	99.70	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE (R3)	96.89	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE (R4)	99.85	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE (R5)	5.35	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA	50309-2732
SMALLCAP VALUE (R5)	83.52	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (I)	6.64	LIFETIME 2040 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA	50309-2732
SMALLCAP VALUE I (I)	10.21	LIFETIME 2030 FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA	50392-0001
SMALLCAP VALUE I (I)	74.20	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA	50392-9992
SMALLCAP VALUE I (R1)	99.40	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (R2)	99.99	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (R3)	94.87	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (R4)	96.89	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (R5)	5.12	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP NON -	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA	50309-2732
SMALLCAP VALUE I (R5)	8.23	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH STREET
		ARKANSAS	DES MOINES IA	50309-2732

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES				72
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

SMALLCAP VALUE I (R5)	82.33	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
SMALLCAP VALUE II (I)	98.94	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992
SMALLCAP VALUE II (R1)	99.99	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
SMALLCAP VALUE II (R2)	99.76	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE II (R3)	98.81	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE II (R4)	98.21	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
			DES MOINES IA 50309-2732
SMALLCAP VALUE II (R5)	35.81	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA 50309-2732
SMALLCAP VALUE II (R5)	57.99	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE III (I)	97.80	PRINCIPAL LIFE INSURANCE CO	ATTN: RIS NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH STREET
			DES MOINES IA 50392-9992
SMALLCAP VALUE III (R1)	99.87	DELAWARE CHARTER GUARANTEE & TRUST711 HIGH STREET
		FBO VARIOUS QUALIFIED PLANS	DES MOINES IA 50309-2732
SMALLCAP VALUE III (R2)	14.50	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS NONQUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE III (R2)	85.49	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE III (R3)	96.23	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE III (R4)	100.00	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
SMALLCAP VALUE III (R5)	23.84	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO MEDICAL SERVICES OF NORTHWEST	711 HIGH ST
		ARKANSAS	DES MOINES IA 50309-2732
SMALLCAP VALUE III (R5)	73.02	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
TAX EXEMPT BOND (C)	6.10	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484
TAX EXEMPT BOND (C)	8.15	LPL FINANCIAL SERVICES	9785 TOWNE CENTRE DRIVE
		A/C 1089-6851	SAN DIEGO CA 92121-1968
ULTRA SHORT BOND (A)	5.82	PERSHING LLC	P O BOX 2052
			JERSEY CITY NJ 07303-2052
ULTRA SHORT BOND (A)	13.34	WELLS FARGO INVESTMENTS LLC	625 MARQUETTE AVE S 13TH FLOOR
		A/C 3943-2331	MINNEAPOLIS MN 55402-2323
ULTRA SHORT BOND (C)	5.18	PRINCIPAL LIFE INSURANCE CO CUST	5800 NE 14TH LN
		IRA R/O BARBARA BORUCH	FT LAUDERDALE FL 33334-5012
ULTRA SHORT BOND (C)	8.52	NFS LLC FEBO	U/A 4/25/80
		LOUISE J DOHERTY TTEE	3 CHAMPIONSHIP DR
		DOHERTY FAMILY TRUST B	AUSTIN TX 78738-1471
ULTRA SHORT BOND (C)	15.41	MLPF&S FOR THE SOLE	ATTN FUND ADMINISTRATION
		BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484
ULTRA SHORT BOND (I)	43.65	LIFETIME 2010 FUND	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
ULTRA SHORT BOND (I)	50.95	LIFETIME STRATEGIC INCOME FUND	ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Principal Funds, Inc.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		73
www.principal.com

Fund/Class	Percentage of Ownership	Name of Owner	Address of Owner

ULTRA SHORT BOND (R1)	100.00	DCGT AS TTEE AND/OR CUST	ATTN NPIO TRADE DESK
		FBO PRINCIPAL FINANCIAL GROUP	711 HIGH ST
		QUALIFIED PRIN ADVTG OMNIBUS	DES MOINES IA 50309-2732
ULTRA SHORT BOND (R2)	99.69	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
ULTRA SHORT BOND (R3)	18.01	PRINCIPAL TRUST COMPANY	ATTN SUSAN SAGGIONE
		FBO EXEC DEF COMP OF CATLIN INC	1013 CENTRE RD
			WILMINGTON DE 19805-1265
ULTRA SHORT BOND (R3)	80.90	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
ULTRA SHORT BOND (R5)	96.11	DELAWARE CHARTER GUARANTEE & TRUSTATTN RIS NPIO TRADE DESK
		FBO VARIOUS QUALIFIED PLANS	711 HIGH STREET
		FBO PRINCIPAL FINANCIAL GROUP	DES MOINES IA 50392-0001
WEST COAST EQUITY (C)	11.80	CITIGROUP GLOBAL MARKETS	700 RED BROOK
		HOUSE ACCOUNT	OWINGS MILLS MD 21117-5184
WEST COAST EQUITY (I)	25.05	SAM STRATEGIC GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001
WEST COAST EQUITY (I)	32.96	SAM BALANCED PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001
WEST COAST EQUITY (I)	35.58	SAM CONS GROWTH PORTFOLIO PIF	ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Management Ownership

As of February 4, 2009, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation ("Principal"), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Funds: International Fund I, International Value Fund I, LargeCap Blend Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap Value Fund I, and SmallCap Value Fund II.

Principal also provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging a Sub-Advisor to provide asset allocation services to those Funds.

Principal implemented a cash management program in the following Funds: LargeCap Value III, LargeCap Growth II, MidCap Growth III, MidCap Value I, MidCap Value II, SmallCap Growth II, SmallCap Value I, and SmallCap Value III. Principal will invest the cash, which comprises a very small portion of the funds’ portfolios, in money market investments and in stock index futures contracts based on the Fund’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by Principal.

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Sub-Advisor:	AllianceBernstein L.P. ("AllianceBernstein") provides investment advisory services. AXA, AXA
Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of
AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein.
AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund(s):	SmallCap Growth I and a portion of the assets of LargeCap Value III

Sub-Advisor:	American Century Investment Management, Inc. ("American Century") provides investment advisory services and was founded in 1958. American Century Investment Management is a direct, wholly-
owned subsidiary of American Century Companies, Inc. Its office is located in the American Century
Tower at 4500 Main Street, Kansas City, MO 64111.

Fund(s):	LargeCap Growth II and LargeCap Value II

Sub-Advisor:	AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provides investment advisory services to a number of institutional investors. AXA Rosenberg is wholly-owned by AXA Rosenberg
Group LLC. AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, CA 94563.

Fund(s):	a portion of the assets of International Value I

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in
1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset
Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200
Ross Avenue, 31st Floor, Dallas, Texas 75201.

Fund(s):	a portion of the assets of MidCap Value III

Sub-Advisor:	BlackRock Financial Management, Inc., ("BFM"), 40 East 52nd Street, New York, New York 10022, is a
wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

Fund(s):	Inflation Protection

Sub-Advisor:	Causeway Capital Management LLC ("Causeway") provides investment advisory services to institutional clients and funds. Causeway is owned by Sarah Ketterer, Harry Hartford, Evercore
Investments L.L.C., and other Causeway employees. Causeway's address is 11111 Santa Monica
Boulevard, Suite 1500, Los Angeles, CA 90025.
Fund(s):	a portion of the assets of International Value I

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Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group.
CCI provides investment advisory services and was founded in 1975. Its address is Metro Center, One
Station Place, Stamford, CT 06902.

Fund(s):	LargeCap Growth, MidCap Growth, and a portion of the assets of SmallCap Growth III

Sub-Advisor:	Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299 Ocean Avenue, Santa Monica, CA
90401, is a registered investment advisor.

Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944. Its address is
601 Union Street, Suite 2200, Seattle, WA 98101-1377.

Fund(s):	Equity Income, High Yield, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM
Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM
Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity

Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Fund(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Essex Investment Management is majority owned by Affiliated Managers
Group, Inc., a publically reporting diversified asset management company. Its address is 125 High
Street, 29th Floor, Boston, MA 02110.

Fund(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Goldman Sachs Asset Management, L.P. ("GSAM") has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. GSAM's principal office is located at 32
Old Slip, New York, NY 10005.

Fund(s):	LargeCap Blend I and a portion of the assets of MidCap Value I

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Sub-Advisor:	Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park,
New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Jacobs Levey is co-owned Bruce Jacobs and Kenneth Levy. Its address is 100
Campus Drive, Florham Park, NJ 07932-0650.

Fund(s):	MidCap Value II and a portion of the assets of MidCap Growth II

Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 245 Park Avenue, New York, NY 10167 is
an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company.
J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Fund(s):	a portion of the assets of SmallCap Value I, and a portion of the assets of High Yield I

Sub-Advisor:	Lehman Brothers Asset Management LLC ("LBAM"), 190 South LaSalle Street, Chicago, IL 60603, is a
wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly-owned holding company. LBAM offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives.

Fund(s):	a portion of the assets of High Yield I

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") provides investment advisory services and is an independent, employee-owned firm. It is located at 11150 Santa Monica
Boulevard, Los Angeles, CA 90025.

Fund(s):	a portion of the assets of MidCap Value I and a portion of the assets of SmallCap Value III

Sub-Advisor:	MacKay Shields LLC ("MacKay Shields") was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West
57(th) Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

Fund(s):	a portion of the assets of MidCap Growth II (in April 2009, MacKay Shields will no longer sub-advise this Fund)

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Sub-Advisor:	Mellon Capital Management Corporation ("Mellon Capital"), 500 Grant Street, Suite 4200, Pittsburgh,
PA 15258. Mellon Capital provides investment advisory services and is a wholly owned subsidiary of
Mellon Financial Corporation ("Mellon").

Fund(s):	a portion of the assets of MidCap Growth III and a portion of the assets of SmallCap Value I

Sub-Advisor:	Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company,
iSAMajority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE is the
indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PIMCO is located at 840 Newport Center Drive, Newport Beach,
CA 92660.

Fund(s):	Core Plus Bond I

Sub-Advisor: Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Fund(s):	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Government &
High Quality Bond, High Quality Intermediate-Term Bond, International Emerging Markets, International
Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, Money
Market, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime
2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime
2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, Short-
Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, Ultra
Short Bond, a portion of the assets of Global Diversified Income, and a portion of the assets of MidCap
Value III.

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI's address is 801
Grand Avenue, Des Moines, IA 50392.

Fund(s):	Global Real Estate Securities, Real Estate Securities, and a portion of the assets of Global Diversified
Income

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Sub-Advisor:	Pyramis Global Advisors, LLC ("Pyramis") provides investment advisory services. Pyramis is owned by
Pyramis Global Advisors Holdings Corp. and is located at 900 Salem Street, Smithfield, RI 02917.

Fund(s):	International I

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of
PGI and a member of the Principal Financial Group. Spectrum provides investment advisory services and was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Fund(s):	Preferred Securities and a portion of the assets of Global Diversified Income

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group,
Inc., a financial services holding company, has over 70 years of investment management experience.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Fund(s):	LargeCap Blend II and LargeCap Growth I

Sub-Advisor:	Turner Investment Partners, Inc. ("Turner") provides investment advisory services and was founded in
1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Fund(s):	MidCap Growth III

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation located at
One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, iSAMember of the UBS Global Asset Management business group (the "Group") of UBS
AG.

Fund(s):	LargeCap Value I and a portion of the assets of SmallCap Growth II

Sub-Advisor:	Van Kampen Investment Management ("Van Kampen"), 522 Fifth Avenue, New York, NY 10036. Van
Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Fund(s):	California Municipal and Tax-Exempt Bond

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Sub-Advisor:	Vaughan Nelson Investment Management, LP ("Vaughan Nelson") provides investment advisory services and is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970,
Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.
Fund(s):	a portion of the assets of SmallCap Value II

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas
75201.

Fund(s):	a portion of the assets of LargeCap Value III

The Sub-Sub-Advisors

PGI has entered into a sub-sub-advisory agreement with Spectrum for the Bond & Mortgage Securities and High Quality Intermediate-Term Bond Funds. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Funds' assets allocated to it consistent with the Funds' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Sub-Advisor and oversight by the Board. Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Funds.

Under the agreement, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the firm). Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Fund, will bear the expenses of the services that each of the sub-sub-advisors provides to the Fund under the agreements.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or an affiliated advisor is named below, together with the capacities in which such person is affiliated:

Name	Office Held With The Fund	Office Held with Principal/or affiliated advisor

Craig L. Bassett	Treasurer	Treasurer (Principal); Vice President and Treasurer (PGI)
Michael J. Beer	Executive Vice President	Director, Executive Vice President and Chief Operating
Officer (Principal)
Randy L. Bergstrom	Assistant Tax Counsel	Counsel (PGI)
David J. Brown	Chief Compliance Officer	Senior Vice President (Principal)
Jill R. Brown	Senior Vice President	Senior Vice President/Chief Financial Officer (Principal)
Ralph C. Eucher	Chairman and CEO	Director (Principal)
Nora M. Everett	Director and President	President and Director (Principal)
Cary Fuchs	Senior Vice President of Distribution	President (PFD)
Stephen G. Gallaher	Assistant Counsel	Assistant General Counsel (Principal)
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Assistant General Counsel (Principal) and (PGI)
Carolyn Kolks	Assistant Tax Counsel	Counsel (PGI)
Sarah J. Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President, Controller, and Chief Financial Officer	Vice President and Controller - Principal Funds (Principal)
Michael D. Roughton	Counsel	Senior Vice President and Senior Securities Counsel
(Principal); Vice President and Associate General Counsel
(PGI)
Adam U. Shaikh	Assistant Counsel	Counsel (Principal)
Dan L. Westholm	Assistant Treasurer	Director-Treasury (Principal)
Beth C. Wilson	Vice President and Secretary	Vice President (Principal)

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Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, PFD, and Princor have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, PFD, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

The management fee schedules for the Funds are as follows (expressed as a percentage of average net assets):

Fund	First $500 million	Next $500 million	Next $500 million	Over $.15 billion

Disciplined LargeCap Blend	0.60%	0.58%	0.56%	0.55%
Global Real Estate Securities	0.90	0.88	0.86	0.85
Government & High Quality Bond	0.40	0.38	0.36	0.35
High Quality Intermediate-Term Bond	0.40	0.38	0.36	0.35
High Yield I	0.65	0.63	0.61	0.60
Inflation Protection	0.40	0.38	0.36	0.35
International I	1.10	1.08	1.06	1.05
International Emerging Markets	1.20	1.18	1.16	1.15
International Growth	1.00	0.98	0.96	0.95
International Value I	1.10	1.08	1.06	1.05
LargeCap Blend I	0.45	0.43	0.41	0.40
LargeCap Blend II	0.75	0.73	0.71	0.70
LargeCap Growth I	0.75	0.73	0.71	0.70
LargeCap Growth II	0.95	0.93	0.91	0.90
LargeCap Value	0.45	0.43	0.41	0.40
LargeCap Value I	0.80	0.78	0.76	0.75
LargeCap Value II	0.85	0.83	0.81	0.80
MidCap Blend	0.65	0.63	0.61	0.60
MidCap Growth	0.65	0.63	0.61	0.60
MidCap Growth II	1.00	0.98	0.96	0.95
MidCap Growth III	1.00	0.96	0.94	0.92
MidCap Value I	1.00	0.98	0.96	0.95
MidCap Value II	1.00	0.98	0.96	0.95
MidCap Value III	0.65	0.63	0.61	0.60
Preferred Securities	0.75	0.73	0.71	0.70
Real Estate Securities	0.85	0.83	0.81	0.80
Short-Term Bond	0.40	0.38	0.36	0.35
SmallCap Blend	0.75	0.73	0.71	0.70
SmallCap Growth	0.75	0.73	0.71	0.70
SmallCap Growth I	1.10	1.08	1.06	1.05
SmallCap Growth II	1.00	0.98	0.96	0.95
SmallCap Growth III	1.10	1.08	1.06	1.05
SmallCap Value	0.75	0.73	0.71	0.70
SmallCap Value I	1.00	0.98	0.96	0.95
SmallCap Value II	1.00	0.98	0.96	0.95
SmallCap Value III	1.00	0.98	0.96	0.95
Tax-Exempt Bond	0.50	0.48	0.46	0.45

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Fund	First $3 billion	Over $3 billion

Principal LifeTime 2010*	0.1225%	0.1125%
Principal LifeTime 2015*	0.1225	0.1125
Principal LifeTime 2020*	0.1225	0.1125
Principal LifeTime 2025*	0.1225	0.1125
Principal LifeTime 2030*	0.1225	0.1125
Principal LifeTime 2035*	0.1225	0.1125
Principal LifeTime 2040*	0.1225	0.1125
Principal LifeTime 2045*	0.1225	0.1125
Principal LifeTime 2050*	0.1225	0.1125
Principal LifeTime 2055*	0.1225	0.1125
Principal LifeTime Strategic Income*	0.1225	0.1125

* Effective July 1, 2009, the management fee will be reduced to 0.03%.

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion

Bond & Mortgage Securities	0.55%	0.53%	0.51%	0.50%	0.48%	0.45%
Diversified International	0.90	0.88	0.86	0.85	0.83	0.80
Global Diversified Income	0.80	0.78	0.76	0.75	0.73	0.70
LargeCap Value III	0.80	0.78	0.76	0.75	0.73	0.70
Money Market	0.40	0.39	0.38	0.37	0.36	0.35

	First $500	Next $500	Next $500	Next $500	Next $500	Over $2.5
Fund	million	million	million	million	million	billion

Core Plus Bond I	0.60%	0.58%	0.56%	0.55%	0.53%	0.50%

	First $500	Next $500	Next $1	Next $1	Over $3
Fund	million	million	billion	billion	billion

LargeCap Growth	0.68%	0.65%	0.62%	0.58%	0.55%

	First $1.0	Over $1.0
Fund	billion	billion

California Municipal	0.50%	0.45%

	First $250	Next $250	Over $500
Fund	million	million	million

Equity Income	0.60%	0.55%	0.50%

	First $250	Over $250
Fund	million	million

High Yield	0.625%	0.500%

	First $2	Over $2
Fund	billion	billion

Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Fund	billion	billion	billion	billion

MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First $200	Next $300	Over $500
Fund	million	million	million

Short-Term Income	0.50%	0.45%	0.40%

	First $500	Next $500	Over $1
Fund	million	million	billion

West Coast Equity	0.625%	0.500%	0.375%

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	First $500	Next $500	Next $1	Next $1	Next $1	Next $1	Over $5
Fund	million	million	billion	billion	billion	billion	billion

SAM Balanced Portfolios*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
SAM Conservative Balanced Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Conservative Growth Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Flexible Income Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25
SAM Strategic Growth Portfolio*	0.55	0.50	0.45	0.40	0.35	0.30	0.25

* Breakpoints based on aggregate SAM Portfolio net assets

All
Fund	Assets

LargeCap S&P 500 Index	0.15%
MidCap S&P 400 Index	0.15
SmallCap S&P 600 Index	0.15
Ultra Short Bond	0.38

Each Fund pays all of its operating expenses, except those Funds for which Principal has agreed to pay such expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the Securities and Exchange Commission, compensation of personnel, officers and directors who are also affiliated with Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Portfolio accounting services are provided to each Fund at cost, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Class A, B, C, J, S, R-1, R-2, R-3, R-4, R-5, and Institutional Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to an additional agreement with the Fund. Principal is also responsible for providing certain shareholder services to the R-1, R-2, R-3, R-4 and R-5 share classes pursuant to an additional agreement.

The Manager has contractually agreed to limit the Fund's expenses (excluding interest the Funds incur in connection with investments they make) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

					Institutional
	Class A	Class B	Class C	Class J	Class	Expiration

Bond & Mortgage Securities Fund	0.94%	1.60%	1.75%*	N/A	N/A	06/30/2010
Core Plus Bond Fund I	N/A	N/A	N/A	N/A	0.65%	02/28/2010
Disciplined LargeCap Blend Fund	N/A	N/A	1.82%	N/A	N/A	02/28/2010
Diversified International Fund	N/A	N/A	2.08%	N/A	N/A	02/28/2010
Global Diversified Income Fund	1.25%	N/A	2.00%	1.40%	0.90%	02/28/2010
Global Real Estate Securities Fund	1.45%	N/A	2.20%	N/A	0.95%	02/28/2010
Government & High Quality Bond Fund	N/A	N/A	1.65%	N/A	N/A	02/28/2010
Income Fund	0.90%	1.64%	1.65%	N/A	N/A	02/28/2010
Inflation Protection Fund	0.90%	N/A	1.65%	1.15%	N/A	02/28/2010
International Emerging Markets Fund	N/A	N/A	2.80%	N/A	N/A	02/28/2010
International Growth Fund	1.60%	N/A	2.35%	N/A	N/A	02/28/2010
International Value Fund I	N/A	N/A	N/A	N/A	1.13%	02/28/2010
LargeCap Blend Fund I	N/A	N/A	1.90%	N/A	N/A	02/28/2010
LargeCap Blend Fund II	N/A	N/A	2.20%	N/A	N/A	02/28/2010
LargeCap Growth Fund I	N/A	N/A	2.20%	N/A	N/A	02/28/2010
LargeCap Growth Fund II	1.70%	N/A	2.45%	N/A	N/A	02/28/2010
LargeCap S&P 500 Index Fund	N/A	N/A	1.30%	N/A	N/A	02/28/2010
LargeCap Value Fund	N/A	N/A	1.70%	N/A	N/A	02/28/2010
LargeCap Value Fund III	1.15%	1.90%	1.90%	N/A	N/A	10/31/2009
MidCap Blend Fund	N/A	N/A	1.95%	N/A	N/A	02/28/2010

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					Institutional
	Class A	Class B	Class C	Class J	Class	Expiration

MidCap Growth Fund III	1.75%**	2.50%	2.50%*	N/A	N/A	06/30/2010
MidCap Growth Fund I	1.35%	2.10%	2.10%	1.75%	N/A	10/31/2009
MidCap Value Fund II	1.35%	2.10%	2.10%	N/A	N/A	10/31/2009
Money Market Fund	N/A	N/A	1.79%	N/A	N/A	02/28/2010
Mortgage Securities Fund	0.91%	1.65%	1.63%	1.00%	N/A	02/28/2010
Preferred Securities Fund	1.00%	N/A	1.75%	N/A	N/A	02/28/2010
Principal LifeTime 2010 Fund	0.50%	N/A	1.25%	N/A	N/A	02/28/2010
Principal LifeTime 2015 Fund	N/A	N/A	N/A	N/A	0.1725%	02/28/2010
Principal LifeTime 2020 Fund	0.50%	1.25%	1.25%	N/A	N/A	02/28/2010
Principal LifeTime 2025 Fund	N/A	N/A	N/A	N/A	0.1725%	02/28/2010
Principal LifeTime 2030 Fund	0.50%	1.25%	1.25%	N/A	N/A	02/28/2010
Principal LifeTime 2035 Fund	N/A	N/A	N/A	N/A	0.1725%	02/28/2010
Principal LifeTime 2040 Fund	0.50%	1.25%	1.25%	N/A	N/A	02/28/2010
Principal LifeTime 2045 Fund	N/A	N/A	N/A	N/A	0.1725%	02/28/2010
Principal LifeTime 2050 Fund	0.50%	1.25%	1.25%	N/A	N/A	02/28/2010
Principal LifeTime 2055 Fund	N/A	N/A	N/A	N/A	0.1725%	02/28/2010
Principal LifeTime Strategic Income Fund	0.50%	1.25%	1.25%	N/A	N/A	02/28/2010
Real Estate Securities Fund	1.28%	2.08%	1.98%	N/A	N/A	02/28/2010
SAM Balanced Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2010
SAM Conservative Balanced Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2010
SAM Conservative Growth Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2010
SAM Flexible Income Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2010
SAM Strategic Growth Portfolio	N/A	N/A	N/A	0.95%	N/A	02/28/2010
Short-Term Bond Fund	N/A	N/A	1.70%	N/A	N/A	02/28/2010
Short-Term Income Fund	0.95%	N/A	1.67%	N/A	N/A	02/28/2010
SmallCap Blend Fund	N/A	N/A	2.20%	N/A	N/A	02/28/2010
SmallCap Growth Fund	N/A	2.57%	2.21%	N/A	N/A	02/28/2010
SmallCap Growth Fund II	1.45%	2.20%	2.20%	1.60%	N/A	10/31/2009
SmallCap Value Fund	1.35%	2.29%	2.08%	N/A	N/A	02/28/2010
SmallCap Value Fund II	N/A	N/A	N/A	1.95%	N/A	02/28/2010
Tax-Exempt Bond Fund I	0.80%	1.65%	1.65%	N/A	N/A	02/28/2010
Ultra Short Bond Fund	N/A	N/A	1.50%	N/A	N/A	02/28/2010

	R-1	R-2	R-3	R-4	R-5
	Class	Class	Class	Class	Class	Expiration

Core Plus Bond Fund I	1.53%	1.40%	1.22%	1.03%	0.91%	02/28/2010
Mortgage Securities Fund	1.29%	1.16%	0.98%	0.79%	0.67%	02/28/2010
Principal LifeTime 2015 Fund	1.0525%	0.9225%	0.7425%	0.5525%	0.4325%	02/28/2010
Principal LifeTime 2025 Fund	1.0525%	0.9225%	0.7425%	0.5525%	0.4325%	02/28/2010
Principal LifeTime 2035 Fund	1.0525%	0.9225%	0.7425%	0.5525%	0.4325%	02/28/2010
Principal LifeTime 2045 Fund	1.0525%	0.9225%	0.7425%	0.5525%	0.4325%	02/28/2010
Principal LifeTime 2055 Fund	1.0525%	0.9225%	0.7425%	0.5525%	0.4325%	02/28/2010

* Expires 2/28/2010
**Expires 6/30/2009

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Fees paid for investment management services during the periods indicated were as follows:

Management Fees for Periods Ended October 31 (amounts in thousands)
Fund	2008	2007	2006

Bond & Mortgage Securities Fund	$14,022	$11,828	$ 8,920
California Municipal Fund	1,902	1,934	2,007
Core Plus Bond Fund I	24(1)
Disciplined LargeCap Blend Fund	17,493	17,159	5,236
Diversified International Fund	18,330	17,026	5,968
Equity Income Fund	17,555	22,206	16,718
Global Real Estate Securities Fund	60	4(2)
Government & High Quality Bond Fund	1,486	1,519	1,617
High Quality Intermediate-Term Bond Fund	568	643	497
High Yield Fund	8,346	7,857	4,846
High Yield Fund I	4,456	1,155	545
Income Fund	5,811	6,033	6,152
Inflation Protection Fund	1,979	1,355	376
International Emerging Markets Fund	15,148	10,244	2,932
International Fund I	19,577	16,318	7,962
International Growth Fund	21,118	17,585	9,967
International Value Fund I	233(1)
LargeCap Blend Fund I	3,821	3,051	958
LargeCap Blend Fund II	6,889	7,589	6,464
LargeCap Growth Fund	20,057	19,226	4,311
LargeCap Growth Fund I	12,178	11,086	7,298
LargeCap Growth Fund II	13,682	7,650	8,533
LargeCap S&P 500 Index Fund	1,574	1,588	1,241
LargeCap Value Fund	3,508	3,539	2,853
LargeCap Value Fund I	8,507	6,816	3,271
LargeCap Value Fund II	1,560	2,168	1,812
LargeCap Value Fund III	17,054	20,707	16,315
MidCap Blend Fund	5,317	5,662	4,991
MidCap Growth Fund	335	227	175
MidCap Growth Fund II	4,001	5,880	5,490
MidCap Growth Fund III	7,315	5,769	4,511
MidCap S&P 400 Index Fund	331	311	208
MidCap Stock Fund	4,417	7,000	6,864
MidCap Value Fund I	8,824	9,572	6,531
MidCap Value Fund II	5,440	7,552	6,294
MidCap Value Fund III	780	981	851
Money Market Fund	10,671	7,761	2,598
Mortgage Securities Fund	7,641	8,378	8,890
Preferred Securities Fund	9,446	4,970	3,696
Principal LifeTime 2010 Fund	2,190	1,757	1,004
Principal LifeTime 2015 Fund	21(3)
Principal LifeTime 2020 Fund	4,497	3,388	1,781
Principal LifeTime 2025 Fund	25(3)
Principal LifeTime 2030 Fund	3,905	2,855	1,469
Principal LifeTime 2035 Fund	14(3)
Principal LifeTime 2040 Fund	2,007	1,385	649
Principal LifeTime 2045 Fund	4(3)
Principal LifeTime 2050 Fund	825	592	304
Principal LifeTime 2055 Fund	1(3)
Principal LifeTime Strategic Income Fund	706	614	419

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Management Fees for Periods Ended October 31
(amounts in thousands)
Fund	2008	2007	2006

Real Estate Securities Fund	12,346	13,650	8,663
SAM Balanced Portfolio	13,693	14,834	14,339
SAM Conservative Balanced Portfolio	2,067	2,020	2,021
SAM Conservative Growth Portfolio	10,951	12,204	11,566
SAM Flexible Income Portfolio	2,561	2,560	2,937
SAM Strategic Growth Portfolio	6,816	7,575	6,956
Short-Term Bond Fund	1,050	1,015	793
Short-Term Income Fund	2,185	1,104	1,247
SmallCap Blend Fund	2,097	2,637	2,376
SmallCap Growth Fund	2,441	2,801	298
SmallCap Growth Fund I	1,932	1,692	1,303
SmallCap Growth Fund II	5,478	6,638	5,836
SmallCap Growth Fund III	3,321	3,237	2,123
SmallCap S&P 600 Index Fund	710	656	510
SmallCap Value Fund	3,771	3,802	1,237
SmallCap Value Fund I	4,040	4,891	3,377
SmallCap Value Fund II	2,714	4,007	3,353
SmallCap Value Fund III	1,549	2,532	3,085
Tax-Exempt Bond Fund	1,415	1,465	992
Ultra Short Bond Fund	753	876	856
West Coast Equity Fund	7,221	8,844	8,647

(1)	Period from September 30, 2008 (date operations commenced) through October 31, 2008.

(2)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(3)	Period from February 29, 2008 (date operations commenced) through October 31, 2008.

Sub-Advisory Agreements for the Funds

Funds for which Principal Global Investors, LLC ("PGI") serves as Sub-Advisor. PGI is Sub-Advisor for each Fund identified below in Tables A, B, C, and D. The Manager pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:

  Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),
  Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds), and assets of the Principal Variable Contracts Funds, Inc. - Balanced Account.

To calculate the fee for a Fund in Table B and Table D, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in

a)	Principal Life non-registered separate account sub-advised by PGI and

b)	Principal Life sponsored mutual fund sub-advised by PGI.

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	PGI Sub-Advised Funds

			Table A Net Asset Value of Fund

		First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion

Bond & Mortgage Securities, Government &
High Quality Bond, High Quality Intermediate-
Term Bond, and Short-Term Bond		0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Fund

	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion

Disciplined LargeCap Blend
and LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International and
International Growth	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

	First	Next	Next	Next	Next	Next	Over
Fund	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion

MidCap Blend and
MidCap Value III (PGI)	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend,
SmallCap Growth and
SmallCap Value	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

						Table C
		Fund			Sub-Advisor Fee as a % of Net Assets

International Emerging Markets						0.4895%
LargeCap S&P 500 Index						0.0147
MidCap S&P 400 Index						0.0147
Money Market and Ultra Short Bond						0.0734
Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and Strategic Income						0.0416
SmallCap S&P 600 Index						0.0147

		Table D Net Asset Value of Specified Portion of the Global Diversified Income Fund

Portion of the		First $500	Next $500	Over $1
Global Diversified Income Fund		Million	Million	Billion

Global Value Equity		0.34%	0.27%	0.20%

			Sub-Advisor Fee as a Percentage of Net Assets

High Yield				0.30%

Emerging Market Debt				0.50%

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Funds for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for each Fund identified below in the table below. The Manager pays Principal-REI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., global real estate) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

	Net Asset Value of Fund

	First	Next	Over
Fund	$1 billion	$500 million	$1.5 billion

Global Real Estate Securities and Global Diversified Income (global real estate portion)	0.54%	0.48%	0.44%

Real Estate Securities	0.4895	0.4405	0.3916

Funds for which Spectrum Asset Management, Inc. (“Spectrum”) serves as Sub-Advisor. Spectrum is Sub-Advisor for each Fund identified in the table below. The Manager pays Spectrum a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for funds included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Spectrum provides investment advisory services and which have the same investment mandate (e.g., preferred securities) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

		Net Asset Value of Fund

	First	Next	Over
Fund	$100 million	$150 million	$250 million

Preferred Securities and Global Diversified Income (preferred securities portion)	0.3427%	0.2937%	0.1958%

Funds for which Edge Asset Management, Inc. ("Edge") serves as Sub-Advisor. Edge is Sub-Advisor for each Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.

In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g., MidCap Stock) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

Edge Sub-Advised Funds
Table A
Net Asset Value of Fund

	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion

Income, Mortgage Securities and
Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

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				Table B
			Net Asset Value of Fund

	First	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion

Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
Fund	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion

MidCap Stock and
West Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

			Table C Sub-Advisor Fee as a % of Net Assets
	Fund

High Yield				0.2643%
SAM Balanced Portfolio				0.0416
SAM Conservative Balanced Portfolio				0.0416
SAM Conservative Growth Portfolio				0.0416
SAM Flexible Income Portfolio				0.0416
SAM Strategic Growth Portfolio				0.0416

All other Funds

In calculating the fee for each Fund, each Sub-Advisor, except J.P. Morgan, Lehman Brothers and MacKay Shields, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

		First $1.2		Over $1.2
Fund		billion		billion

California Municipal *		0.15		0.125
Tax-Exempt Bond *		0.15		0.125
* Breakpoints are based on aggregate net assets of the California Municipal and Tax-Exempt Bond Funds.

			Sub-Advisor Fee
Fund			as a % of Net Assets

High Yield I (J.P. Morgan and Lehman Brothers)			0.30%
SmallCap Growth III (CCI)			0.50
SmallCap Value II (DFA)			0.50

							Net Asset Value of Fund

							First $3	Assets Over
Fund							billion	$3 billion

Core Plus Bond I (PIMCO)							0.250%	0.225%

				Net Asset Value of Fund

	First	Next	Next	Next	Next	Next	Next	Next	Over
Fund	$50 million	$50 million	$100 million	$200 million $350 million		$750 million	$500 million	$2.5 billion	$4.5 billion

LargeCap Growth (CCI)	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

					Net Asset Value of Fund

			First	Next	Next		Next		Over
Fund		$25 million		$75 million	$100 million		$100 million	$300 million

MidCap Growth (CCI)			0.3916%	0.3133%	0.2643%		0.2252%	0.3427%

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Net Asset Value of Fund

Fund	First $10 million	Next $15 million	Next $25 million	Next $50 million	Over $100 million

MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%

Net Asset Value of Fund

Fund	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion

LargeCap Blend II (T. Rowe)	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

Net Asset Value of Fund

First $250 million	Next $500 million	Over $750 million
Fund

International I (Pyramis)	0.45%	0.40%	0.35%

Net Asset Value of Fund

First $500 million	Next $1 billion	Over $1.5 billion
Fund

LargeCap Blend I (GSAM)	0.15%	0.12%	0.10%

Net Asset Value of Fund

First $250 million	Next $250 million	Next $500 million	Over $1 billion
Fund

LargeCap Growth I (T. Rowe)	0.400%	0.375%	0.350%	0.350% on all assets

Net Asset Value of Fund

First $50 million	Next $200 million	Next $500 million	Over $750 million
Fund

LargeCap Growth II (American Century)	0.45%	0.40%	0.35%	0.30%

Net Asset Value of Fund

First $300	Above $300
Fund	million	million

LargeCap Value III (Alliance Bernstein)	0.230%	0.200%

Net Asset Value of Fund

First $200 million	Next $800 million	Over $1 billion
Fund

LargeCap Value III (Westwood)	0.30%	0.20%	0.18%

Net Asset Value of Fund

First	Next	Next	Next	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$50 million	$50 million	$300 million	$500 million

LargeCap Value I (UBS)	0.600%	0.500%	0.400%	0.300%	0.250%	0.225%	0.200%	0.180%

Net Asset Value of Fund

Fund	First $200 million	Next $300 million	Next $250 million	Over $750 million

LargeCap Value II (American Century)	0.40%	0.35%	0.30%	0.28%

Net Asset Value of Fund

First	Over
Fund	$600 million	$600 million

MidCap Growth III (Turner)	0.50%	0.40%

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				Net Asset Value of Fund

				First	Over
Fund				$500 million	$500 million

MidCap Growth II (MacKay Shields)				0.35%	0.30%

			Net Asset Value of Fund

		First	Next	Next	Over
Fund		$100 million	$400 million	$250 million	$750 million

MidCap Growth II (Jacobs Levy)		0.65%	0.50%	0.45%	0.40%

				Net Asset Value of Fund

				First	Over
Fund				$100 million	$100 million

MidCap Value II (Jacobs Levy)				0.65%	0.50%

		Net Asset Value of Fund

	First	Next	Next	Next	Over
Fund	$25 million	$25 million	$75 million	$225 million	$350 million

MidCap Value I (GSAM)	0.60%	0.55%	0.50%	0.45%	0.40%
	If assets exceed $75 million, the fee on the first $50 million will be 0.50%
MidCap Value I (LA Capital)	0.30% for all assets managed

			Net Asset Value of Fund

			First	Next	Over
Fund			$100 million	$200 million	$300 million

SmallCap Value (LA Capital)			0.50%	0.45%	0.35%

			Net Asset Value of Fund

			First	Next	Over
Fund			$25 million	$75 million	$100 million

SmallCap Growth I (AllianceBernstein)			0.65%	0.60%	0.55%

			Net Asset Value of Fund

		First	Next	Next	Over
Fund		$50 million	$50 million	$50 million	$150 million

SmallCap Growth II (Essex)		0.70%	0.60%	0.55%	0.50%

			Net Asset Value of Fund

			First	Next	Over
Fund			$50 million	$250 million	$300 million

SmallCap Growth II (UBS)			0.60%	0.55%	0.45%

			Net Asset Value of Fund

		First	Next	Next	Over
Fund		$10 million	$40 million	$150 million	$200 million

SmallCap Growth II (Emerald)		0.75%	0.60%	0.50%	0.45%

			Net Asset Value of Fund

			First	Next	Above
Fund			$100 million	$200 million	$300 million

SmallCap Value I (Mellon Capital)			0.450%	0.400%	0.350%

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	Net Asset Value of Fund

	First	Above
Fund	$300 million	$300 million

SmallCap Value I (J.P. Morgan)	0.450%	0.350%

	Net Asset Value of Fund

	First	Next	Over
Fund	$100 million	$200 million	$300 million

SmallCap Value II (Vaughan Nelson)	0.50%	0.45%	0.35%

	Net Asset Value of Fund

	First	Next	Over
Fund	$100 million	$150 million	$250 million

Preferred Securities and Global Diversified Income (preferred securities portion)	0.3427%	0.2937%	0.1958%

		Net Asset Value of Fund

	First	Next	Over
Fund	$1 billion	$500 million	$1.5 billion

Global Real Estate Securities and Global Diversified Income (global real estate portion)	0.54%	0.48%	0.44%
Real Estate Securities	0.4895	0.4405	0.3916

		Net Asset Value of Fund

		First	Over
Fund		$200 million	$200 million

International Value I (AXA Rosenberg)		0.535%	0.3325%

		Net Asset Value of Fund

		First	Over
Fund		$350 million	$350 million

International Value I (Causeway)		0.45%	0.35%

		Net Asset
		Value
		of Fund

Fund		All Assets

Inflation Protection (BlackRock)		0.10%

92	INVESTMENT ADVISORY AND OTHER SERVICES	Principal Funds, Inc.
1-800-222-5852

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended October 31,

Fund	2008	2007	2006

Bond & Mortgage Securities	$2,698,501	$2,243,427	$1,712,597
California Insured Intermediate Municipal	41,410	127,410
California Municipal	570,868	503,860
Disciplined LargeCap Blend	3,153,892	3,169,765	1,247,567
Diversified International	1,683,833	1,744,168	622,876
Equity Income	2,771,719	2,825,866
Global Real Estate Securities	36,684	(1)
Government & High Quality Bond	365,057	378,354	418,729
High Quality Intermediate-Term Bond	145,356	158,087	126,870
High Yield	4,293,003	3,408,967
High Yield I	852,908	555,851	228,513
Income	1,154,646	1,004,892
Inflation Protection	487,461	316,894	94,517
International I	6,864,772	5,796,480	3,028,429
International Emerging Markets	6,535,791	4,008,981	1,040,321
International Growth	1,967,701	1,549,305	934,458
LargeCap Blend I	1,029,142	781,127	326,871
LargeCap Blend II	2,372,669	2,651,645	2,343,882
LargeCap Growth	6,205,992	5,888,172	910,195
LargeCap Growth I	5,568,198	5,066,668	3,320,216
LargeCap Growth II	4,902,893	2,822,564	3,089,166
LargeCap S&P 500 Index	158,107	153,541	120,173
LargeCap Value	632,838	690,359	845,837
LargeCap Value I	2,511,238	1,872,728	1,039,956
LargeCap Value II	871,185	993,364	846,452
LargeCap Value III	4,259,632	5,617,500	4,427,904
MidCap Blend	1,183,046	1,181,808	1,217,850
MidCap Growth	146,060	102,304	77,350
MidCap Growth II	2,319,886	3,247,613	2,299,413
MidCap Growth III	3,483,000	2,894,405	2,255,911
MidCap S&P 400 Index	33,195	29,910	20,069
MidCap Stock	831,900	910,108
MidCap Value I	3,531,325	3,767,500	2,683,182
MidCap Value II	1,474,232	1,616,525	2,986,157
MidCap Value III	294,459	374,773	181,525
Money Market	1,791,204	1,517,891	474,127
Mortgage Securities	1,518,276	1,377,847
Preferred Securities	2,797,767	1,727,692	1,647,396
Principal LifeTime 2010	753,575	582,168	331,946
Principal LifeTime 2015	5,962(2)
Principal LifeTime 2020	1,573,603	1,118,698	587,353
Principal LifeTime 2025	7,232(2)
Principal LifeTime 2030	1,354,400	941,217	483,901
Principal LifeTime 2035	3,870(2)
Principal LifeTime 2040	691,603	455,053	213,323
Principal LifeTime 2045	965(2)
Principal LifeTime 2050	284,759	195,473	99,932
Principal LifeTime 2055	203(2)
Principal LifeTime Strategic Income	240,306	205,251	138,995
Real Estate Securities	7,064,848	7,658,199	4,887,334
SAM Balanced Portfolio	1,835,589	1,648,053
SAM Conservative Balanced Portfolio	273,541	224,425
SAM Conservative Growth Portfolio	1,476,237	1,357,266
SAM Flexible Income Portfolio	338,251	282,634
SAM Strategic Growth Portfolio	921,657	843,342
Short-Term Bond	261,248	247,960	203,094
Short-Term Income	455,572	185,007
SmallCap Blend	597,581	652,882	589,799
SmallCap Growth	896,657	1,034,941	113,703
SmallCap Growth I	1,027,590	908,926	712,663
SmallCap Growth II	3,003,740	3,586,060	3,127,955
SmallCap Growth III	1,674,566	1,603,166	1,136,567

Principal Funds, Inc.	INVESTMENT ADVISORY AND OTHER SERVICES			93
www.principal.com

	Sub-Advisor Fees For Periods Ended October 31,

Fund	2008	2007	2006

SmallCap S&P 600 Index	71,157	63,344	49,532
SmallCap Value	1,302,842	1,283,309	445,699
SmallCap Value I	1,870,585	2,280,811	1,603,978
SmallCap Value II	1,353,958	2,002,750	1,677,320
SmallCap Value III	785,337	1,225,780	1,488,149
Tax Exempt Bond	424,358	389,585
Ultra Short Bond	186,104	225,095	213,841
West Coast Equity	2,014,670	1,820,238
(1) Period from October 1, 2007 (date operations commenced) through October 31, 2007.
(2) Period from February 29, 2008 (date operations commenced) through October 31, 2008.

	Underwriting Fees for Periods Ended October 31, (amounts in thousands)

	2008	2007	2006

Bond & Mortgage Securities Fund	$ 255	$ 436	$ 544
California Municipal Fund	162	119	1,130
Disciplined LargeCap Blend Fund	200	207	224
Diversified International Fund	795	1,061	937
Equity Income Fund	1,695	1,449	11,765
Global Real Estate Securities Fund	16	1	N/A
Government & High Quality Bond Fund	275	338	453
High Quality Intermediate-Term Bond Fund	6	8	10
High Yield Fund	549	336	2,227
Income Fund	212	77	966
Inflation Protection Fund	31	24	35
International Emerging Markets Fund	596	645	519
International Growth Fund	31	23	20
LargeCap Blend Fund I	173	252	290
LargeCap Blend Fund II	221	447	440
LargeCap Growth Fund	528	546	641
LargeCap Growth Fund I	143	199	251
LargeCap Growth Fund II	16	20	17
LargeCap S&P 500 Index Fund	133	153	172
LargeCap Value Fund	295	429	461
LargeCap Value Fund III	189	330	376
MidCap Blend Fund	705	989	1,172
MidCap Growth Fund	6	10	5
MidCap Growth Fund III	137	165	180
MidCap S&P 400 Index Fund	7	8	8
MidCap Stock Fund	90	124	717
MidCap Value Fund II	54	114	156
MidCap Value Fund III	12	20	32
Money Market Fund	639	191	116
Mortgage Securities Fund	51	13	380
Preferred Securities Fund	333	101	82
Principal LifeTime 2010 Fund	270	366	368
Principal LifeTime 2020 Fund	711	846	657
Principal LifeTime 2030 Fund	723	796	618
Principal LifeTime 2040 Fund	521	565	373
Principal LifeTime 2050 Fund	224	261	195
Principal Lifetime Strategic Income Fund	64	152	102
Real Estate Securities Fund	306	683	608
SAM Balanced Portfolio	4,143	1,756	15,166
SAM Conservative Balanced Portfolio	872	238	2,048
SAM Conservative Growth Portfolio	2,929	1,227	9,434
SAM Flexible Income Portfolio	1,167	207	3,408
SAM Strategic Growth Portfolio	2,163	1,500	6,269
Short-Term Bond Fund	65	111	93
Short-Term Income Fund	22	8	144
SmallCap Blend Fund	170	354	388
SmallCap Growth Fund	63	51	7
SmallCap Growth Fund I	1	3	2

94	INVESTMENT ADVISORY AND OTHER SERVICES		Principal Funds, Inc.
			1-800-222-5852

	Underwriting Fees for Periods Ended October 31, (amounts in thousands)

	2008	2007	2006

SmallCap Growth Fund II	70	132	166
SmallCap S&P 600 Index Fund	19	19	28
SmallCap Value Fund	101	187	151
SmallCap Value Fund III	2	4	3
Tax-Exempt Bond Fund	127	117	305
Ultra Short Bond Fund	15	30	19
West Coast Equity Fund	550	273	3,779

Custodian

The custodian of the portfolio securities and cash assets of the Funds is Bank of New York Mellon, 100 Church Street, 10th Floor, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Institutional Class, R-1 Class, R-2 Class, R-3 Class, R-4 Class, R-5 Class, Class J, Class A, Class B, Class C, and Class S shares.

Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge ("CDSC"), as described in the prospectus. Participants in employer-sponsored plans that had at least $1 million in assets as of January 12, 2007 can purchase Class A shares at net asset value provided the participant notes that he or she meets this qualification on the application to purchase shares.

Class B shares are not subject to a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within five full years of purchase, as described in the prospectus.

The Class B share CDSC on shares purchased on or before January 12, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below (for shares issued in connection with the WM Reorganization, the CDSC is determined by multiplying the initial purchase price by the appropriate percentage):

		Accounts Included in
		Certain Sponsored Plans
Years Since Purchase	CDSC as a % of	Established After 02/01/1998
Payments Made	Dollar Amount	and Before 03/01/2002

2 years or less	4.00%	3.00%
more than 2 years, up to 4 years	3.00	2.00
more than 4 years, up to 5 years	2.00	1.00
more than 5 years, up to 6 years	1.00	None
more than 6 years	None	None

Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.

Contingent deferred sales charges for Class A, B, C, and J shares are waived on shares:

  that were purchased pursuant to the Small Amount Force Out ("SAFO") program;
  shares redeemed within 90 days after an account is re-registered due to a shareholder's death;
  shares redeemed due to the shareholder's post-purchase disability, as defined in the Internal Revenue Code of 1986, as amended;
Principal Funds, Inc.	MULTIPLE CLASS STRUCTURE	95
www.principal.com

  shares redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
  shares redeemed to pay retirement plan fees;
  shares redeemed involuntarily from small balance accounts (values of less than $300);
  shares redeemed through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established;
  shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Internal Revenue Code; or
  shares redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55.

Class S shares are available without any front-end sales charge or contingent deferred sales charge.

The R-1, R-2, R-3, R-4, R-5, and Institutional Classes are available without any front-end sales charge or contingent deferred sales charge. The R-1, R-2, R-3, R-4, and R-5 Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The R-1, R-2, R-3, R-4, and R-5 share classes are subject to asset based charges (described below).

Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's R-1, R-2, R-3, R-4, and R-5 Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (S Class Shares only)

The Service Agreement provides for Principal Shareholder Services, Inc. (“PSS”) to provide certain services to shareholders of S Class shares. These personal services include:

  responding to shareholder inquiries,
  providing information regarding shareholder investments, and providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by Financial Industry Regulatory Authority (FINRA) Rule 2830 (or a successor thereto).

As compensation for these services, the Fund will pay PSS service fees equal to a percentage of the average daily net assets attributable to S Class shares in accordance with the schedule below. PSS will typically enter into agreements with other financial intermediaries to provide these services and will pay all or a portion of the service fees to such intermediaries.

The fee rate that will apply is as follows:

Average Daily Net Assets First $500 Million Next $500 Million Next $4 Billion Next $5 Billion Next $10 Billion Over $20 Billion	Annualized Rate 6 basis points 5 basis points 4 basis points 3 basis points 2 basis points 1 basis points

Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)

The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:

  responding to plan sponsor and plan member inquiries;
  providing information regarding plan sponsor and plan member investments; and
  providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by Financial Industry Regulatory Authority (FINRA) Rule 2830 (or any successor thereto).
96	MULTIPLE CLASS STRUCTURE	Principal Funds, Inc.
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As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable each of the R-1 and R-2 classes, 0.17% of the average daily net assets of the R-3 Class, and 0.15% of the average daily net assets attributable to each of the R-4 and R-5 Classes. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Administrative Service Agreement (R-1, R-2, R-3, R-4, and R-5 Classes only)

The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:

  receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
  providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre- authorized instructions submitted by plan members;
  processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
  acting as shareholder of record and nominee for plans;
  maintaining account records for shareholders and/or other beneficial owners;
  providing notification to plan shareholders of transactions affecting their accounts;
  forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
  distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
  other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.28% of the average daily net assets attributable to the R-1 Class, 0.20% of the average daily net assets of the R-2 Class, 0.15% of the average daily net assets of the R-3 Class, 0.13% of the average daily net assets of the R-4 Class and 0.11% of the average daily net assets of the R-5 Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).

Principal may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.

Rule 12b-1 Fees / Distribution Plans and Agreements

In addition to the management and service fees, certain of the Fund's share classes, are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the R-1, R-2, R-3, R-4, A, B, C, J, and S Classes of shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a positive effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Principal Funds, Inc.	MULTIPLE CLASS STRUCTURE	97
www.principal.com

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The Plans provide that each Fund makes payments to the Fund's Distributor from assets of each share class that has a Plan to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include:

  formulation and implementation of marketing and promotional activities;
  preparation, printing, and distribution of sales literature;
  preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing, and support with respect to the sale of shares.

The Fund pays the Distributor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

Maximum
Annualized
Share Class	12b-1 Fee

R-1 (except Ultra Short Bond Fund)	0.35%
R-2 (except Ultra Short Bond Fund)	0.30%
R-3 (except Ultra Short Bond Fund)	0.25%
Class A shares (except LargeCap S&P 500 Index, Money Market, Short-Term Bond, Short-Term
Income, and Ultra Short Bond Funds)(1)	0.25%
Class A shares of LargeCap S&P 500 Index, Short-Term Bond, and Short-Term Income Funds	0.15%
Class B shares(1)	1.00%
Class C shares (except Ultra Short Bond Fund)(1)	1.00%
Class J shares (except Money Market and Ultra Short Bond Funds)(1)	0.45%
Class J shares of Money Market(1)	0.25%
R-4 (except Ultra Short Bond Fund)	0.10%
Class S shares of Money Market	0.35%
(1) The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B, C, or J shares.

The Distributor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance. Currently, the Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class B, Class C, Class J, Class S, R-1 Class, R-2 Class, R-3 Class, R-4 Class, or R-5 Class shares.

At least quarterly, the Distributor provides to the Fund's Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor, which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.

98	MULTIPLE CLASS STRUCTURE	Principal Funds, Inc.
1-800-222-5852

The Funds made the following Distribution/12b-1 payments for the year ended October 31, 2008:

	(amounts in
	thousands)

Bond & Mortgage Securities Fund	$ 1,970
California Municipal Fund	1,636
Core Plus Bond Fund I	--(1)(2)
Disciplined LargeCap Blend Fund	1,576
Diversified International Fund	3,563
Equity Income Fund	8,358
Global Real Estate Securities Fund	23
Government & High Quality Bond Fund	1,373
High Quality Intermediate-Term Bond Fund	262
High Yield Fund	4,195
Income Fund	1,223
Inflation Protection Fund	88
International Emerging Markets Fund	2,112
International Fund I	117
International Growth Fund	471
LargeCap Blend Fund I	634
LargeCap Blend Fund II	1,169
LargeCap Growth Fund	2,435
LargeCap Growth Fund I	514
LargeCap Growth Fund II	208
LargeCap S&P 500 Index Fund	2,446
LargeCap Value Fund	1,029
LargeCap Value Fund I	54
LargeCap Value Fund II	7
LargeCap Value Fund III	1,240
MidCap Blend Fund	2,805
MidCap Growth Fund	141
MidCap Growth Fund II	45
MidCap Growth Fund III	495
MidCap S&P 400 Index Fund	371
MidCap Stock Fund	526
MidCap Value Fund I	85
MidCap Value Fund II	550
MidCap Value Fund III	515
Money Market Fund	2,816
Mortgage Securities Fund	775
Preferred Securities Fund	1,372
Principal LifeTime 2010 Fund	1,848
Principal LifeTime 2015 Fund	9(3)
Principal LifeTime 2020 Fund	3,870
Principal LifeTime 2025 Fund	9(3)
Principal LifeTime 2030 Fund	3,255
Principal LifeTime 2035 Fund	7(3)
Principal LifeTime 2040 Fund	1,479
Principal LifeTime 2045 Fund	2(3)
Principal LifeTime 2050 Fund	420
Principal LifeTime 2055 Fund	-(1)(3)
Principal LifeTime Strategic Income Fund	670
Real Estate Securities Fund	1,405
SAM Balanced Portfolio	25,593
SAM Conservative Balanced Portfolio	4,017
SAM Conservative Growth Portfolio	21,371
SAM Flexible Income Portfolio	4,897
SAM Strategic Growth Portfolio	13,393
Short-Term Bond Fund	433
Short-Term Income Fund	146

Principal Funds, Inc.	MULTIPLE CLASS STRUCTURE	99
www.principal.com

(amounts in
thousands)

SmallCap Growth Fund	403
SmallCap Growth Fund I	62
SmallCap Growth Fund II	285
SmallCap Growth Fund III	9
SmallCap S&P 600 Index Fund	557
SmallCap Value Fund	449
SmallCap Value Fund I	83
SmallCap Value Fund II	29
SmallCap Value Fund III	72
Tax-Exempt Bond Fund	857
Ultra Short Bond Fund	190
West Coast Equity Fund	3,231

(1)	Less than $1000.

(2)	Period from September 30, 2008 (date operations commenced) through October 31, 2008.

(3)	Period from February 29, 2008 (date operations commenced) through October 31, 2008.

Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Class S shares)

The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Class S shares. PSS provides these services to the Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5, shares without charge. Effective January 1, 2009, the Fund will pay PSS a fee for the services provided pursuant to the agreement in an amount equal to the costs incurred by PSS for providing such services. With respect to each of the Class A, B, C, Institutional J, and S shares, the Fund will pay PSS a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by Principal Shareholder Services for providing such services. The services include:

  issuance, transfer, conversion, cancellation, and registry of ownership of Fund shares, and maintenance of open account system;
  preparation and distribution of dividend and capital gain payments to shareholders;
  delivery, redemption and repurchase of shares, and remittances to shareholders;
  the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
  communication with shareholders concerning the above items; and
  use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of a Fund by the Fund's Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent

100	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Funds, Inc.
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the funds from compensating a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. Therefore, the Sub-Advisor may not compensate a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended October 31, 2008 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of
	Transactions because	Related
	of Research	Commissions
Fund	Services Provided	Paid

Disciplined LargeCap Blend	$ 1,242,577,131	$ 625,304
Diversified International	397,484,516	700,811
Equity Income	26,534,464,004	2,199,824
Global Real Estate Securities	1,089,206	1,401
International Emerging Markets	299,491,165	596,814
International Growth	512,852,488	858,969
International Value I	4,791,180	7,173
LargeCap Growth	279,893,074	251,254
LargeCap Growth II	—(1)	—(1)
LargeCap S&P 500 Index	74,555	132
LargeCap Value	371,010,864	162,601
LargeCap Value I	756,913,222	727,080
LargeCap Value II	—(1)	—(1)
LargeCap Value III	1,116,110,411	755,305
MidCap Blend	74,203,803	48,269
MidCap Growth	8,885,212	11,795
MidCap Growth II	10,781,426	7,728
MidCap Growth III	4,351,376,085	236,515
MidCap S&P 400 Index	539,518	275
MidCap Stock	317,170,889	417,900
MidCap Value	42,952,267	29,178
MidCap Value I	384,417,338(2)	95,409(2)
MidCap Value III	1,006,818	1,840
Real Estate Securities	368,916,064	125,986
SmallCap Blend	63,167,182	51,290
SmallCap Growth	55,092,981	39,658
SmallCap Growth I	412,057,675	430,024
SmallCap Growth II	229,467,625	411,639
SmallCap Growth III	86,196,380	102,360
SmallCap S&P 600 Index	338,008	604
SmallCap Value	207,068,864	144,778
SmallCap Value II	163,870,574(3)	82,401(3)
SmallCap Value III	68,984,029(4)	12,985(4)
West Coast Equity	235,195,672	255,464

(1)	Pursuant to internal allocation procedures, American Century regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of American Century's portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to American Century for its clients' accounts. The resulting scores are used to rank these broker-dealers on a broker

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research list. In the event that American Century has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, American Century may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with similar rank. Execution only brokers are used where deemed appropriate. American Century does not track, and therefore is unable to provide a breakdown of the amount of the transactions directed for research and payment of related commissions.

(2)	GSAM does not engage in classic third party soft dollar arrangements. GSAM may, however, select a broker that furnishes GSAM directly with proprietary research or other services which provide, in GSAM's view, appropriate assistance to GSAM in the investment decision-making process. Presently in the U.S. there is no standard methodology for GSAM to value proprietary research with any certainty as it is often bundled into the services received from a broker as part of the full service commission rate paid.

(3)	A portion of the commissions are for trade execution and the remainder is for research services. Some of the research services paid for were provided as an unbundled service by the brokers, so Vaughan Nelson is not able to break out exactly how much as paid for execution and how much was paid for the research.

(4)	Ark Asset Management Co. Inc. was ceasing all operations and was unable to provide information in time for this filing.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit a Fund's sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the International Fund I and the MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc. The International Fund I participates in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.

102	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Funds, Inc.
1-800-222-5852

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods Ended October 31

	2008	2007	2006

Bond & Mortgage Securities	$ 43,480	$ 101,853	$ —
Core Plus Bond I	116
Disciplined LargeCap Blend	6,272,970	5,921,625	1,621,001
Diversified International	6,821,930	8,148,865	2,719,306
Equity Income	3,979,917	3,981,004(1)	N/A
Global Real Estate Securities	20,158	3,223(2)	N/A
High Quality Intermediate-Term Bond	10,165	12,874	—
High Yield	69,979	149,481(1)	N/A
International Emerging Markets	7,686,300	7,574,742	1,804,931
International Growth	7,500,721	7,040,080	4,018,611
International I	4,164,027	3,271,294	1,719,023
International Value I	110,343
LargeCap Blend I	74,311	261,454	102,361
LargeCap Blend II	888,686	794,366	835,529
LargeCap Growth	5,218,410	6,013,833	1,774,756
LargeCap Growth I	1,486,861	1,160,195	1,025,363
LargeCap Growth II	1,658,686	874,869	1,287,778
LargeCap S&P 500 Index	40,663	37,159	37,117
LargeCap Value	1,820,542	1,512,646	1,341,775
LargeCap Value I	1,230,134	459,149	355,587
LargeCap Value II	48,056	39,417	25,596
LargeCap Value III	1,647,531	818,229	693,087
MidCap Blend	549,391	556,959	984,751
MIdCap Growth	174,970	101,305	101,266
MidCap Growth II	826,808	1,188,505	1,217,532
MidCap Growth III	1,964,130	1,190,458	1,126,532
MidCap S&P 400 Index	31,005	27,737	36,095
MidCap Stock	530,437	528,423(1)	N/A
MidCap Value I	1,346,034	1,271,402	795,049
MidCap Value II	816,727	1,142,263	1,667,242
MidCap Value III	248,217	291,903	278,632
Preferred Securities	1,036,803	423,720	346,066
Real Estate Securities	1,335,971	1,908,852	800,233
Short-Term Bond	—	2,241	—
SmallCap Blend	625,765	584,734	914,025
SmallCap Growth	686,915	922,200	143,795
SmallCap Growth I	428,993	280,362	310,035
SmallCap Growth II	1,670,682	1,585,617	1,696,184
SmallCap Growth III	1,274,501	1,212,588	666,261
SmallCap S&P 600 Index	136,215	161,950	149,342
SmallCap Value	1,708,337	1,883,342	636,024
SmallCap Value I	548,620	710,273	620,098
SmallCap Value II	360,413	541,257	489,547
SmallCap Value III	345,194	348,114	446,911
Tax Exempt Bond	—	6,341(1)	N/A
Ultra Short Bond	59	5,637	—
West Coast Equity	450,049	682,780(1)	N/A

(1)	Periods from January 16, 2007, date fund commenced operations after succeeding to the operations of another fund, through October 31, 2007.

(2)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

Principal Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	103
www.principal.com

The primary reasons for changes in several Funds' brokerage commissions for the three years were changes in Fund size; changes in market conditions; and changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Brokerage Commissions	Sub-Advisor Employed by		Principal Variable
were Paid to the Following	Principal Funds, Inc. or		Contracts Funds, Inc.
Broker-Dealers who are	Principal Variable Contracts	Principal Funds, Inc.	Account Advised
Affiliated with the Sub-Advisor	Funds, Inc.	Fund Advised by Sub-Advisor	by Sub-Advisor

B-Trade Services, LLC; BNY Brokerage, Inc.; Mellon Financial Markets, LLC;Pershing, LLC	Mellon Capital Management Corporation	MidCap Growth III and SmallCap Value I	MidCap Growth I and SmallCap Value I

BTIG, LLC Goldman Sachs & Co.; Goldman Sachs Execution & Clearing, LP	Goldman Sachs Asset Management LP	LargeCap Blend I and MidCap Value I	N/A

Bear Stearns (a JP Morgan Co);	American Century Investment	LargeCap Growth II and LargeCap	LargeCap Value II
JP Morgan Cazenove Limited;	Management, Inc.	Value II
JP Morgan Securities; and
Joseph Morgan & Co.

Bear Stearns (a JP Morgan Co);	J.P. Morgan Investment	High Yield I and SmallCap Value I	SmallCap Value I
JP Morgan Cazenove Limited;	Management, Inc.
JP Morgan Securities; and
Joseph Morgan & Co.

China International Capital Corp Morgan Stanley & Co. Inc.	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	California Municipal and Tax-Exempt Bond	Asset Allocation

Dresdner Kleinwort Securities, LLC	Pacific Investment Management Co LLC	Core Plus Bond I	N/A

Fidelity Brokerage Services, LLC;	Pyramis Global Advisors, LLC	International I	N/A
National Financial Services, LLC

Lehman Brothers, Inc.;	Lehman Brothers Asset Management,	High Yield I	N/A
Neuberger Berman, LLC	LLC

Natixis Securities, Inc.	Vaughan Nelson Investment	SmallCap Value II	N/A
Management, LP

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	LargeCap Value III and SmallCap	LargeCap Value III
Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and	LargeCap Growth
SmallCap Growth III

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, High Yield, Income,	Equity Income, Income,
		MidCap Stock, Mortgage Securities,	MidCap Stock, Mortgage
		Short-Term Income, Strategic Asset	Securities, Short-Term Income,
		Management Portfolios and West Coast	Strategic Asset Management
		Equity	Portfolios, West Coast Equity

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities,	Balanced, Bond & Mortgage
		Disciplined LargeCap Blend, Diversified	Securities, Diversified
		International, Global Diversified Income,	International, Government &
		High Quality Intermediate-Term Bond,	High Quality Bond, International
		Inflation Protection, International	Emerging Markets,
		Emerging Markets, International	International SmallCap,
		Growth, LargeCap S&P 500 Index,	LargeCap S&P 500 Index,
		LargeCap Value, MidCap Blend;	LargeCap Value, MidCap
		MidCap S&P 400 Index, MidCap	Blend, Money Market, Principal
		Value III, Money Market, Principal	LifeTime Accounts, Short-Term
		LifeTime Funds, Short-Term Bond,	Bond, SmallCap Blend
SmallCap Blend, SmallCap Growth,
SmallCap S&P 600 Index, SmallCap
Value, Ultra Short Bond

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Diversified Income, Global Real	Real Estate Securities
Estate Securities, Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Global Diversified Income and Preferred	N/A
Securities

UBS Financial Services, Inc.;	UBS Global Asset Management	LargeCap Value I and SmallCap	SmallCap Growth II
UBS Securities LLC	(Americas) Inc.	Growth II

104	BROKERAGE ALLOCATION AND OTHER PRACTICES		Principal Funds, Inc.
1-800-222-5852

Brokerage commissions paid to affiliates during the periods ending October 31, 2008 were as follows:

	Commissions Paid to BNY Brokerage, Inc.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$149,205	2.38%	3.86%
Diversified International	530	0.01	0.02
Equity Income	459,999	11.56	10.10
Global Real Estate Securities	19	0.10	0.08
International Emerging Markets	3,275	0.04	0.13
International I	1,295	0.03	0.04
International Growth	2,127	0.03	0.12
International Value I	2	0.00	0.00
LargeCap Blend II	1,044	0.12	0.09
LargeCap Growth	8,697	0.17	0.19
LargeCap S&P 500 Index	578	1.42	1.65
LargeCap Value	50,227	2.76	3.27
LargeCap Value I	9,832	0.80	0.30
MidCap Blend	16,480	3.00	3.79
MidCap Growth III	8,121	0.41	0.73
MidCap S&P 400 Index	2,239	7.22	7.25
MidCap Stock	45,998	8.67	11.23
MidCap Value I	457	0.03	0.06
MidCap Value III	10,527	4.24	4.45
Real Estate Securities	5,042	0.38	0.51
SmallCap Blend	4,831	0.77	2.36
SmallCap Growth	18,624	2.71	4.67
SmallCap Growth I	1,379	0.32	0.28
SmallCap Growth II	1,009	0.06	0.03
SmallCap S&P 600 Index	9,456	6.94	6.46
SmallCap Value	6,674	0.39	0.64
SmallCap Value II	7,254	2.01	0.64
West Coast Equity	16,775	3.73	3.30

	Commissions Paid to BTIG, LLC (Goldman)

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
MidCap Value II	$1,368	0.17%	0.04%
SmallCap Growth I	7,258	1.69	1.86
SmallCap Growth II	435	0.03	0.01
SmallCap Value III	107	0.03	0.06

	Commissions Paid to B-Trade Services, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 1,167	0.02%	0.05%
Diversified International	1,245	0.02	0.05
International Growth	227	0.00	0.01
LargeCap Blend II	5,969	0.67	0.91
LargeCap Growth	110	0.00	0.01
LargeCap Growth I	5,928	0.40	0.91
LargeCap Growth II	30,514	1.84	3.50
MidCap Growth II	464	0.06	0.04
MidCap Growth III	33,041	1.68	1.55
MidCap Value I	10,966	0.81	1.46
MidCap Value III	20	0.01	0.02
SmallCap Blend	445	0.07	0.10
SmallCap Growth	400	0.06	0.12
SmallCap Growth I	47	0.01	0.04
SmallCap Growth II	120,151	7.19	14.07

Principal Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES		105
www.principal.com

	Commissions Paid to B-Trade Services, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
SmallCap Growth III	1,115	0.09	0.14
SmallCap Value	976	0.06	0.18

	Commissions Paid to Bear Stearns (a JP Morgan Co)

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 97,630	1.56%	0.96%
Diversified International	60,552	0.89	0.83
Equity Income	118,563	2.98	3.15
Global Real Estate Securities	59	0.29	0.31
High Quality Intermediate-Term Bond	42	0.42	0.37
International Emerging Markets	83,562	1.09	1.53
International I	25,636	0.62	0.56
International Growth	94,149	1.26	0.94
LargeCap Blend II	14,385	1.62	1.60
LargeCap Growth	191,502	3.67	2.29
LargeCap Growth I	45,573	3.07	2.19
LargeCap Growth II	36,839	2.22	1.27
LargeCap Value	14,413	0.79	0.63
LargeCap Value I	13,491	1.10	0.46
LargeCap Value II	1,043	2.17	0.74
MidCap Blend	3,750	0.68	0.51
MidCap Growth	2,073	1.19	0.78
MidCap Growth II	3,188	0.39	0.38
MidCap Growth III	1,198	0.06	0.05
MidCap Stock	12,222	2.30	3.08
MidCap Value I	13,790	1.02	0.65
MidCap Value II	15,717	1.92	0.83
MidCap Value III	2,433	0.98	0.67
Real Estate Securities	1,492	0.11	0.07
SmallCap Blend	4,240	0.68	0.37
SmallCap Growth	3,222	0.47	0.48
SmallCap Growth I	8,552	1.99	2.70
SmallCap Growth II	13,708	0.82	0.64
SmallCap Growth III	4,157	0.33	0.36
SmallCap Value	11,304	0.66	0.71
SmallCap Value I	4,783	0.87	0.71
SmallCap Value II	367	0.10	0.13
SmallCap Value III	1,657	0.48	0.28
West Coast Equity	7,144	1.59	2.77

	Commissions Paid to China Int. Cap. Corp (Morgan Stanley)

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
International I	$4,549	0.11%	0.07%

	Commissions Paid to Dresdner Kleinwort Securities, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Diversified International	$ 4,213	0.06%	0.05%
International I	45,580	1.09	0.91
International Growth	4,141	0.06	0.05

106	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Funds, Inc.
1-800-222-5852

	Commissions Paid to Fidelity Brokerage Services, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
MidCap Growth II	$ 3,417	0.41%	1.06%
MidCap Value I	8,616	0.64	0.57
MidCap Value II	7,936	0.97	0.96
SmallCap Growth II	6	0.00	0.00
SmallCap Value III	1,910	0.55	0.59

	Commissions Paid to Goldman Sachs & Co.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 89,682	1.43%	0.79%
Diversified International	265,284	3.89	3.21
Global Real Estate Securities	228	1.13	0.84
International Emerging Markets	394,325	5.13	5.60
International I	329,623	7.92	9.12
International Growth	393,201	5.24	3.93
International Value I	1,739	1.58	2.96
LargeCap Blend II	59,447	6.69	5.57
LargeCap Growth	206,578	3.96	3.16
LargeCap Growth I	79,629	5.36	4.13
LargeCap Growth II	9,353	0.56	0.35
LargeCap Value	4,153	0.23	0.13
LargeCap Value I	42,706	3.47	3.89
LargeCap Value II	973	2.03	0.78
LargeCap Value III	50,886	3.09	2.86
MidCap Blend	8,197	1.49	1.01
MidCap Growth	4,028	2.30	1.17
MidCap Growth II	1,657	0.20	0.33
MidCap Growth III	12,961	0.66	0.72
MidCap Value I	3,512	0.26	0.51
MidCap Value II	8,876	1.09	0.31
MidCap Value III	3,342	1.35	1.40
Real Estate Securities	18,734	1.40	1.32
SmallCap Blend	10,668	1.70	1.40
SmallCap Growth	7,610	1.11	1.11
SmallCap Growth I	35,106	8.18	10.59
SmallCap Growth II	7,538	0.45	0.60
SmallCap Growth III	21,757	1.71	0.87
SmallCap S&P 600 Index	537	0.39	0.04
SmallCap Value	24,492	1.43	1.05
SmallCap Value I	2,319	0.42	1.27
SmallCap Value II	871	0.24	0.17
SmallCap Value III	277	0.08	0.08

	Commissions Paid to Goldman Sachs Execution & Clearing, LP

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
LargeCap Blend II	$ 7,992	0.90%	2.53%
LargeCap Growth	714	0.01	0.09
LargeCap Growth I	12,077	0.81	1.64
LargeCap Growth II	51,536	3.11	4.44
LargeCap Value I	288,694	23.47	22.64
LargeCap Value II	42	0.09	0.07
MidCap Growth	113	0.06	0.09
MidCap Growth II	90	0.01	0.00
MidCap Growth III	501	0.03	0.07
SmallCap Growth I	698	0.16	0.35

Principal Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES		107
www.principal.com

	Commissions Paid to Goldman Sachs Execution & Clearing, LP

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
SmallCap Growth II	22,657	1.36	2.02
SmallCap Growth III	364	0.03	0.10
SmallCap Value I	1,569	0.29	0.40

	Commissions Paid to IXIS Securities

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
International I	$7,673	0.18%	0.12%

	Commissions Paid to JP Morgan Cazenove Limited

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Diversified International	$29,561	0.43%	0.46%
International I	23,728	0.57	0.45
International Growth	56,476	0.75	0.67

	Commissions Paid to Lehman Brothers, Inc.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$231,853	3.70%	4.84%
Diversified International	152,684	2.24	2.96
Equity Income	20,231	0.51	0.27
Global Real Estate Securities	451	2.24	3.71
High Yield	17,208	24.59	27.56
International Emerging Markets	111,526	1.45	1.27
International I	330,284	7.93	8.14
International Growth	229,165	3.06	3.33
LargeCap Blend I	14,850	19.98	21.56
LargeCap Blend II	25,411	2.86	3.10
LargeCap Growth	191,039	3.66	3.33
LargeCap Growth I	45,384	3.05	2.79
LargeCap Growth II	44,227	2.67	1.12
LargeCap S&P 500 Index	8,373	20.59	19.30
LargeCap Value	116,679	6.41	6.70
LargeCap Value I	2,957	0.24	0.28
LargeCap Value II	5,917	12.31	4.22
LargeCap Value III	38,184	2.32	1.51
MidCap Blend	13,739	2.50	1.92
MidCap Growth	4,067	2.32	3.15
MidCap Growth II	210,177	25.42	21.96
MidCap Growth III	120,317	6.13	5.15
MidCap S&P 400 Index	4,672	15.07	16.97
MidCap Stock	8,082	1.52	2.41
MidCap Value I	39,373	2.93	2.84
MidCap Value II	16,457	2.02	1.15
MidCap Value III	8,538	3.44	3.60
Real Estate Securities	84,900	6.35	5.98
SmallCap Blend	10,961	1.75	2.00
SmallCap Growth	12,910	1.88	1.81
SmallCap Growth I	21,435	5.00	4.05
SmallCap Growth II	10,686	0.64	0.53
SmallCap Growth III	72,025	5.65	5.82
SmallCap S&P 600 Index	59,496	43.68	51.26
SmallCap Value	29,891	1.75	2.32
SmallCap Value I	3,605	0.66	0.72

108	BROKERAGE ALLOCATION AND OTHER PRACTICES		Principal Funds, Inc.
			1-800-222-5852

	Commissions Paid to Lehman Brothers, Inc.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
SmallCap Value II	757	0.21	0.22
SmallCap Value III	9,507	2.75	2.01
West Coast Equity	864	0.19	0.14

	Commissions Paid to Mellon Financial Markets, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
International I	$5,328	0.13%	0.10%

	Commissions Paid to Morgan, J.P. Securities

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 452,785	7.22%	6.70%
Diversified International	497,813	7.30	6.10
Equity Income	163,046	4.10	5.17
Global Real Estate Securities	678	3.37	7.59
International Emerging Markets	791,637	10.30	9.73
International I	304,938	7.32	8.74
International Growth	210,519	2.81	2.28
International Value I	2,647	2.40	0.45
LargeCap Blend II	68,895	7.75	8.21
LargeCap Growth	227,558	4.36	4.11
LargeCap Growth I	154,899	10.42	9.78
LargeCap Growth II	47,129	2.84	1.32
LargeCap S&P 500 Index	15	0.04	0.02
LargeCap Value	138,151	7.59	7.35
LargeCap Value I	7,977	0.65	0.62
LargeCap Value II	480	1.00	0.42
LargeCap Value III	33,073	2.01	1.52
MidCap Blend	79,530	14.48	16.69
MidCap Growth	16,624	9.50	7.65
MidCap Growth II	5,903	0.71	0.54
MidCap Growth III	562,491	28.64	22.08
MidCap S&P 400 Index	182	0.59	0.69
MidCap Stock	12,229	2.31	2.59
MidCap Value I	46,162	3.43	2.90
MidCap Value II	3,942	0.48	0.17
MidCap Value III	15,946	6.42	7.02
Real Estate Securities	107,496	8.05	6.28
SmallCap Blend	39,049.72	6.24	6.20
SmallCap Growth	34,179	4.98	6.25
SmallCap Growth I	29,053	6.77	6.93
SmallCap Growth II	106,867	6.40	5.06
SmallCap Growth III	10,320	0.81	1.22
SmallCap S&P 600 Index	1,838	1.35	0.70
SmallCap Value	63,163	3.70	4.03
SmallCap Value I	18,149	3.31	2.51
SmallCap Value II	427	0.12	0.11
SmallCap Value III	4,095	1.19	1.12
Ultra Short Bond	59	100.00	100.00
West Coast Equity	7,345	1.63	1.47

Principal Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	109
www.principal.com

	Commissions Paid to Morgan Joseph & Co (JP Morgan)

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
SmallCap Growth II	$383	0.02%	0.07%

	Commissions Paid to Morgan Stanley & Co.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 49,017	0.78%	0.60%
Diversified International	463,157	6.79	6.35
Equity Income	60,472	1.52	1.88
Global Real Estate Securities	566	2.81	4.51
International Emerging Markets	731,528	9.52	8.34
International I	263,516	6.33	5.44
International Growth	466,014	6.21	6.58
International Value I	35,755	32.40	44.17
LargeCap Blend I	25,484	34.29	38.63
LargeCap Blend II	61,203	6.89	5.99
LargeCap Growth	191,194	3.66	6.70
LargeCap Growth I	107,749	7.25	6.90
LargeCap Growth II	45,345	2.73	3.60
LargeCap S&P 500 Index	67	0.16	0.28
LargeCap Value	33,820	1.86	1.25
LargeCap Value I	8,392	0.68	0.67
LargeCap Value II	4,892	10.18	11.72
LargeCap Value III	54,213	3.29	1.99
MidCap Blend	6,903	1.26	1.32
MidCap Growth	5,782	3.31	4.08
MidCap Growth II	20,537	2.48	1.48
MidCap Growth III	90,000	4.58	3.62
MidCap S&P 400 Index	1,050	3.39	3.25
MidCap Value I	54,699	4.06	2.49
MidCap Value II	49,484	6.06	4.37
MidCap Value III	4,050	1.63	1.39
Real Estate Securities	5,225	0.39	0.29
SmallCap Blend	12,129	1.94	2.24
SmallCap Growth	7,886	1.15	0.93
SmallCap Growth I	25,137	5.86	3.50
SmallCap Growth II	53,406	3.20	2.62
SmallCap Growth III	28,491	2.24	1.63
SmallCap S&P 600 Index	4,275	3.14	2.61
SmallCap Value	30,642	1.79	1.71
SmallCap Value I	9,983.26	1.82	4.45
SmallCap Value II	45,095	12.51	20.60

	Commissions Paid to National Financial Services, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
LargeCap Blend II	$ 914	0.10%	0.10%
LargeCap Growth	15,080	0.29	0.15
LargeCap Growth I	2,178	0.15	0.11
MidCap Growth II	178	0.02	0.02
SmallCap Value I	264	0.05	0.05

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	Commissions Paid to Neuberger Berman, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
MidCap Growth II	$ 660	0.08%	0.03%
MidCap Growth III	1,062	0.05	0.03
MidCap Value II	39	0.00	0.00
SmallCap Value II	73	0.02	0.02

	Commissions Paid to Pershing, LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
LargeCap Blend II	$ 8	0.00%	0.00%
LargeCap Value III	6,252	0.38	0.45
MidCap Value II	828	0.10	0.01
MidCap Value III	624	0.25	0.14
SmallCap Growth I	484	0.11	0.09
SmallCap Growth II	153,051	9.16	3.36
SmallCap Value II	3,412	0.95	0.69
West Coast Equity	288	0.06	0.04

	Commissions Paid to Sanford C. Bernstein & Co. LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Disciplined LargeCap Blend	$ 23,258	0.37%	0.29%
Diversified International	17,319	0.25	0.58
Equity Income	407,595	10.24	11.85
Global Real Estate Securities	6	0.03	0.06
International I	24,345	0.58	0.37
International Growth	5,579	0.07	0.14
International Value I	153	0.14	0.03
LargeCap Blend II	16,879	1.90	2.60
LargeCap Growth	46,426	0.89	1.04
LargeCap Growth I	27,214	1.83	1.61
LargeCap Growth II	52,961	3.19	4.63
LargeCap S&P 500 Index	32	0.08	0.13
LargeCap Value	3,211	0.18	0.26
LargeCap Value I	7,335	0.60	1.36
LargeCap Value II	6,013	12.51	22.53
LargeCap Value III	10,550	0.64	0.49
MidCap Blend	1,323	0.24	0.26
MidCap Growth	336	0.19	0.08
MidCap Growth II	1,772	0.21	0.10
MidCap Growth III	728	0.04	0.05
MidCap Stock	39,335	7.42	7.91
MidCap Value I	27,772	2.06	2.27
MidCap Value II	10,140	1.24	0.42
MidCap Value III	1,890	0.76	0.44
Real Estate Securities	1,276	0.10	0.22
SmallCap Blend	4,423	0.71	0.83
SmallCap Growth	2,425	0.35	0.42
SmallCap Growth I	786	0.18	0.29
SmallCap Growth II	571	0.03	0.05
SmallCap Growth III	1,281	0.10	0.14
SmallCap S&P 600 Index	70	0.05	0.05
SmallCap Value	8,475	0.50	0.81
SmallCap Value I	2,012	0.37	0.54
SmallCap Value II	2,364	0.66	0.88
SmallCap Value III	210	0.06	0.15
West Coast Equity	28,917	6.43	8.05

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	Commissions Paid to Spectrum Asset Management

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	$ 43,479	100.00%	100.00%
High Quality Intermediate-Term	10,122	99.58	99.63
Preferred Securities	1,036,802	100.00	100.00

	Commissions Paid to UBS Financial Services, Inc.

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
SmallCap Growth III	$ 12	0.00%	0.00%
SmallCap Value III	253	0.07	0.18

	Commissions Paid to UBS Securities LLC

			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
	Amount	Total Commissions	Transactions
Core Plus Bond I	$ 6	5.17%	8.12%
Disciplined LargeCap Blend	424,994	6.78	10.30
Diversified International	676,560	9.92	10.92
Equity Income	165,764	4.17	4.87
Global Real Estate Securities	1,852	9.19	9.02
High Yield	10,158	14.52	14.72
International Emerging Markets	646,380	8.41	9.39
International I	336,637	8.08	11.80
International Growth	874,614	11.66	15.35
International Value I	3,278	2.97	4.11
LargeCap Blend I	1,267	1.71	1.31
LargeCap Blend II	34,729	3.91	5.74
LargeCap Growth	123,570	2.37	1.76
LargeCap Growth I	82,614	5.56	8.37
LargeCap Growth II	43,749	2.64	4.62
LargeCap S&P 500 Index	3,876	9.53	7.39
LargeCap Value	70,263	3.86	4.73
LargeCap Value I	59,389	4.83	8.75
LargeCap Value II	5,053	10.51	18.85
LargeCap Value III	43,219	2.62	2.61
MidCap Blend	14,936	2.72	2.02
MidCap Growth	5,491	3.14	2.65
MidCap Growth II	36,323	4.39	3.04
MidCap Growth III	40,234	2.05	2.41
MidCap S&P 400 Index	5,248	16.93	13.28
MidCap Stock	9,324	1.76	2.57
MidCap Value I	48,950	3.64	4.38
MidCap Value II	14,912	1.83	0.41
MidCap Value III	9,196	3.70	5.79
Real Estate Securities	82,368	6.17	6.10
SmallCap Blend	48,676	7.78	7.87
SmallCap Growth	47,263	6.88	7.44
SmallCap Growth I	20,832	4.86	5.68
SmallCap Growth II	24,496	1.47	2.89
SmallCap Growth III	19,568	1.54	0.97
SmallCap S&P 600 Index	21,491	15.78	13.75
SmallCap Value	75,384	4.41	6.04
SmallCap Value I	11,726	2.14	2.32
SmallCap Value II	5,480	1.52	1.15
SmallCap Value III	2,123	0.62	0.74
West Coast Equity	10,313	2.29	2.33

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Material differences, if any, between the percentage of a Fund's brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker's execution.

The following table indicates the value of each Fund’s aggregate holdings, in thousands, of the securities of Principal Funds, Inc. regular brokers or dealers for the fiscal year ended October 31, 2008.

Holdings of Securities of Principal Funds, Inc. Regular Brokers and Dealers

Bond & Mortgage Securities Fund	Merrill Lynch & Co Inc	$20,738
	Goldman Sachs Group Inc/The	15,246
	Citigroup Inc	5,053
	Morgan Stanley	4,219
Core Plus Bond Fund I	Merrill Lynch & Co Inc	1,023
	Citigroup Inc	904
	Goldman Sachs Group Inc/The	780
	Morgan Stanley	768
Disciplined LargeCap Blend Fund	Goldman Sachs Group Inc/The	14,459
	Citigroup Inc	8,369
High Quality Intermediate-Term Bond Fund	Merrill Lynch & Co Inc	948
	Goldman Sachs Group Inc/The	149
Income Fund	Citigroup Inc	11,809
	Goldman Sachs Group Inc/The	11,096
	Merrill Lynch & Co Inc	10,607
	Morgan Stanley	8,574
	Lehman Brothers Holdings Inc	2
Inflation Protection Fund	Merrill Lynch & Co Inc	3,268
	Morgan Stanley	1,504
	Citigroup Inc	1,300
	Goldman Sachs Group Inc/The	881
International Fund I	UBS AG	2,047
	Deutsche Bank AG	1,663
International Value Fund I	UBS AG	4,620
	Deutsche Bank AG	764
High Yield Fund I	Merrill Lynch & Co Inc	766
	Morgan Stanley	569
High Yield Fund	Lehman Brothers Holdings Inc	5
LargeCap Blend Fund I	Citigroup Inc	5,379
	Morgan Stanley	2,221
	Merrill Lynch & Co Inc	1,219
LargeCap Blend Fund II	Citigroup Inc	6,121
	Goldman Sachs Group Inc/The	3,737
	Morgan Stanley	2,559
	Merrill Lynch & Co Inc	2,413
LargeCap Growth Fund	Goldman Sachs Group Inc/The	39,898
	Merrill Lynch & Co Inc	25,478
LargeCap Growth Fund I	Goldman Sachs Group Inc/The	18,472
	Morgan Stanley	12,529
LargeCap Growth Fund II	Citigroup Inc	3,138
LargeCap S&P 500 Index Fund	Citigroup Inc	6,664
	Goldman Sachs Group Inc/The	3,603
	Merrill Lynch & Co Inc	2,552

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	Morgan Stanley	1,737
LargeCap Value Fund	Citigroup Inc	7,270
	Goldman Sachs Group Inc/The	3,939
LargeCap Value Fund I	Citigroup Inc	30,235
	Morgan Stanley	13,249
	Goldman Sachs Group Inc/The	5,578
LargeCap Value Fund II	Citigroup Inc	2,868
	Goldman Sachs Group Inc/The	1,008
	Morgan Stanley	860
	Merrill Lynch & Co Inc	816
LargeCap Value Fund III	Citigroup Inc	33,735
	Goldman Sachs Group Inc/The	11,239
	Morgan Stanley	8,270
	Deutsche Bank AG	2,788
MidCap Value Fund II	Morgan Stanley	292
Money Market Fund	Merrill Lynch & Co Inc	34,999
	Morgan Stanley	19,188
Preferred Securities Fund	Merrill Lynch & Co Inc	6,690
	Citigroup Inc	3,476
Short-Term Bond Fund	Merrill Lynch & Co Inc	1,940
	Citigroup Inc	1,195
	Goldman Sachs Group Inc/The	1,164
Short-Term Income Fund	Citigroup Inc	2,313
Ultra Short Bond Fund	Merrill Lynch & Co Inc	489
	Goldman Sachs Group Inc/The	397
West Coast Equity Fund	Goldman Sachs Group Inc/The	1,758

Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors

Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Fund's portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Fund portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other shares of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."

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Sales of Shares

Payment for shares tendered for redemption is ordinarily made in cash. The Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares." The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Principal Management Corporation (the "Manager") may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors. The Manager may make such a recommendation when a fund approaches a size where additional investments in the fund have the potential to adversely impact fund performance and make it increasingly difficult to keep the fund fully invested in a manner consistent with its investment objective.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day; Martin Luther King, Jr. Day; Washington's Birthday/Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Funds except the Money Market Fund, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

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A Fund's securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Fund

The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

116	PRICING OF FUND SHARES	Principal Funds, Inc.
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TAXATION OF THE FUNDS

It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.

All income dividends and capital gains distributions, if any, on a Fund's R-1, R-2, R-3, R-4, R-5, Institutional, and S class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B, Class C, and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.

Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize additional taxable income, which in turn must be distributed.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 28% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Principal Funds, Inc.	TAXATION OF THE FUNDS	117
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Special Tax Considerations

Municipal Funds

Each of the Municipal Funds also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of any of these Funds is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.

International Funds

Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options

As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

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1-800-222-5852

PORTFOLIO HOLDINGS DISCLOSURE

The Fund may publish month-end portfolio holdings information for each Fund's portfolio on the principal.com website and on the principalfunds.com website on the fifteenth business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Funds may distribute non-specific information about the Funds and/or summary information about the Funds as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Fund's holdings. This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions: 1)Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny and Bear Stearns, to obtain prices for portfolio securities; 2)Upon proper request to government regulatory agencies or to self regulatory organizations; 3)As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund; 4)To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lews & Co., and RiskMetrics Group) to facilitate voting of proxies; and 5)To the Fund's custodian, The Bank of New York Mellon, in connection with the services provided by the custodian to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or the Manager's Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	Glass Lewis & Co.
Advent	Hub Data
The Bank of New York Mellon	Investment Company Institute
Bloomberg, LP	Investment Technology Group, Inc.
Broadridge	ITG Plexus Alpha Capture
Charles River Development	ix Partners, Ltd.
Check Free Investment Services	J.P. Morgan Investor Services
Confluence Technologies, Inc.	Mellon Analytical Solutions
Depository Trust Co.	Mellon Trust
DST Output, Inc.	Plexus Plan Sponsor Group
Eagle Investment Systems	RiskMetrics Group
Electra Securities Transaction and	Russell Implementation Services
Reconciliation System (STaARS)	R.R. Donnelley and Sons Company
EzE Castle Software LLC	Standard & Poor's Securities Evaluations, Inc.
FactSet Research Systems	State Street
Financial Model Co.	SunGard PTA
Financial Tracking, LLC	Vestek
Frank Russell Securities, Inc.	Wolters Kluwer Financial Service
Frank Russell Company

Principal Funds, Inc.	PORTFOLIO HOLDINGS DISCLOSURE	119
www.principal.com

Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM portfolios invest to facilitate Edge's management of the SAM portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor or Sub-Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

The Principal LifeTime Funds and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008, is available, without charge, upon request, by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund at October 31, 2008, are incorporated herein by reference to the Funds’ most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds at October 31, 2008, including the related financial highlights which appear in the Prospectus, have been audited by Ernst & Young LLP (Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764), independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing.

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GENERAL INFORMATION

MidCap S&P 400 Index Fund, LargeCap S&P 500 Index Fund, and SmallCap S&P 600 Index Fund Only. The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, the Manager, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Information in this section is as of October 31, 2008 unless otherwise noted.

Advisor: Principal

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts (in $ millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)

Michael P. Finnegan, CFA

Principal LifeTime Strategic Income, 2010, 2015, 2020,
2025, 2030, 2035, 2040, 2045, 2050, 2055

Registered investment companies	6	226	0	0

Other pooled investment vehicles	0	0	0	0

Other accounts	0	0	0	0

Randy L. Welch

Principal LifeTime Strategic Income, 2010, 2015, 2020,
2025, 2030, 2035, 2040, 2045, 2050, 2055

Principal Funds, Inc.			GENERAL INFORMATION		121
www.principal.com

Registered investment companies	6	226	0	0

Other pooled investment vehicles	0	0	0	0

Other accounts	0	0	0	0

James W. Fennessey, CFA

Principal LifeTime Strategic Income, 2010, 2015, 2020,
2025, 2030, 2035, 2040, 2045, 2050, 2055

Registered investment companies	6	226	0	0

Other pooled investment vehicles	0	0	0	0

Other accounts	0	0	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation is predominantly composed of salary. Salary is reviewed annually. Annual bonus is driven primarily by company and business unit performance. Fund performance is taken into account when determining bonuses. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Michael P. Finnegan	Principal LifeTime Strategic Income Fund	None

		Principal LifeTime 2010 Fund	None

		Principal LifeTime 2015 Fund	None

		Principal LifeTime 2020 Fund	None

		Principal LifeTime 2025 Fund	None

		Principal LifeTime 2030 Fund	None

		Principal LifeTime 2035 Fund	None

		Principal LifeTime 2040 Fund	$10,001 - $50,000

		Principal LifeTime 2045 Fund	None

		Principal LifeTime 2050 Fund	None

		Principal LifeTime 2055 Fund	None

	Randy L. Welch	Principal LifeTime Strategic Income Fund	None

		Principal LifeTime 2010 Fund	None

		Principal LifeTime 2015 Fund	None

		Principal LifeTime 2020 Fund	None

		Principal LifeTime 2025 Fund	None

		Principal LifeTime 2030 Fund	$10,001 - $50,000

		Principal LifeTime 2035 Fund	None

		Principal LifeTime 2040 Fund	None

		Principal LifeTime 2045 Fund	None

		Principal LifeTime 2050 Fund	None

		Principal LifeTime 2055 Fund	None

	James W. Fennessey	Principal LifeTime Strategic Income Fund	None

		Principal LifeTime 2010 Fund	None

		Principal LifeTime 2015 Fund	None

		Principal LifeTime 2020 Fund	None

		Principal LifeTime 2025 Fund	None

		Principal LifeTime 2030 Fund	None

		Principal LifeTime 2035 Fund	None

		Principal LifeTime 2040 Fund	None

		Principal LifeTime 2045 Fund	None

		Principal LifeTime 2050 Fund	None

		Principal LifeTime 2055 Fund	None

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	123
www.principal.com

Sub-Advisor: AllianceBernstein
Other Accounts Managed

					Total Assets of the
				Number of	Accounts that
			Total Assets	Accounts that	base the
		Total	in the	base the Advisory	Advisory Fee
		Number of	Accounts	Fee on	on Performance
		Accounts	(in $ millions)	Performance	(in $ millions)

Marilyn Fedak

Large Cap Value

Registered investment companies		120	45,456	3	6,655

Other pooled investment vehicles		140	17,318	3	217

Other accounts		39,230	89,618	110	7,764

John Mahedy

Large Cap Value

Registered investment companies		119	45,214	3	6,655

Other pooled investment vehicles		139	17,198	3	217

Other accounts		39,211	88,113	107	7548

Christopher Marx

Large Cap Value

Registered investment companies		24	16,126	1	3,913

Other pooled investment vehicles		16	1,539	-	-

Other accounts		38,365	27,779	8	663

John Phillips

Large Cap Value

Registered investment companies		24	16,126	1	3,913

Other pooled investment vehicles		16	1,539	-	-

Other accounts		38,365	27,779	8	663

Bruce Aronow

Small Cap Growth

Registered investment companies		4	1,709	-	-

Other pooled investment vehicles		2	67	-	-

Other accounts		26	1,200	3	241

Kumar Kirpalani

Small Cap Growth

Registered investment companies		4	1,709	-	-

Other pooled investment vehicles		2	67	-	-

Other accounts		26	1,200	3	241

Samantha Lau

Small Cap Growth

Registered investment companies		4	1,709	-	-

Other pooled investment vehicles		2	67	-	-

Other accounts		26	1,200	3	241

Wen-Tse Tseng

Small Cap Growth

Registered investment companies		4	1,709	-	-

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Other pooled investment vehicles	2	67	-	-

Other accounts	26	1,200	3	241

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	125
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Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

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(iii) Discretionary incentive compensation in the form of awards under the Adviser’s Partners Compensation Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser’s clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser’s publicly traded equity securities.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation for Portfolio Managers and Analysts

Compensation for our investment professionals typically consists of base salary and incentive compensation. The bonus pool is a function of the firm’s pre-tax, pre-bonus profitability and is allocated by the firm’s Compensation Committee. The firm requires that approximately 40% of annual incentive compensation for the professional staff be taken in deferred form with four-year vesting and that at least half of this amount be placed in the firm's investment services. Total compensation packages are competitive by industry standards. The mix of remuneration elements varies according to the seniority of employees.

More specifically, as far as the compensation of our analysts is concerned, chief investment officers, senior portfolio managers and directors of research from all parts of the world evaluate the performance of our firm’s analysts. The results are used as a basis for pay awards. Three main criteria are used to evaluate our growth equity and fixed income analysts: the performance of their research recommendations and their advocacy of those recommendations; the quality of their research; and their productivity. Three main criteria are used to evaluate our value equity analysts: the analyst’s breadth and depth of research knowledge; the level of attentiveness to forecasts and market movements; and the quantitative review of productivity. Regarding portfolio management

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	127
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compensation, pay levels are determined using a combination of objective performance measures (such as unit profitability and corporate performance) and more subjective factors. In the latter area, we make an assessment of contribution made by the individual to our clients’ performance and to the firm. Considerations include: the individual’s involvement in the research process and in other aspects of portfolio management; his or her success in establishing and maintaining client relationships; ability to attract talent and build a team of staff; and managerial skills.

The firm continues to review ways to best align portfolio manager and analyst compensation with client investment returns. We will continue to make revisions to our policies in this area as we deem appropriate.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

			Dollar Range of Securities Owned by the Portfolio Manager
	Funds Managed by Portfolio Manager
Portfolio Manager	(list each fund on its own line)

				None

Sub-Advisor: American Century

Other Accounts Managed

			Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)
		Total Assets in the Accounts (in $ millions)

	Total Number of Accounts

Prescott LeGard

Principal LargeCap Growth Fund II

Registered investment companies	6	$3.9 billion	0	$0

Other pooled investment vehicles	0	$0	0	$0

Other accounts	6	$688.9 million	1	$20.5 million

Gregory Woodhams

Principal LargeCap Growth Fund II

Registered investment companies	7	$3.9 billion	0	$0

Other pooled investment vehicles	0	$0	0	$0

Other accounts	7	$689.7 million	1	$20.5 million

Brendan Healy

Principal LargeCap Value Fund II

Registered investment companies	10	$2.7 billion	0	$0

Other pooled investment vehicles	1	$188.1 million	0	$0

Other accounts	3	$131.3 million	0	$0

Charles Ritter

Principal LargeCap Value Fund II

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Registered investment companies	10	$2.7 billion	0	$0

Other pooled investment vehicles	1	$188.1 million	0	$0

Other accounts	3	$131.3 million	0	$0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple funds when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, fund teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2008, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY

Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. Beginning in 2008, American Century is placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

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Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the LargeCap Growth Fund II and LargeCap Value Fund II. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of LargeCap Growth Fund II and LargeCap Value Fund II is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

RESTRICTED STOCK PLANS

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Prescott LeGard	LargeCap Growth Fund II	None

	Gregory Woodhams	LargeCap Growth Fund II	None

	Brendan Healy	LargeCap Value Fund II	None

	Chuck Ritter	LargeCap Value Fund II	None

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Sub-Advisor: AXA Rosenberg

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

William E. Ricks

International Value Fund I

Registered investment companies	22	4.78B	9	2.26B

Other pooled investment vehicles	23	2.65B	1	18.10M

Other accounts	159	16.81B	31	3.69B

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

AXA Rosenberg does not believe there are potential conflicts of interest that should affect the management of this mandate. Please refer to our Part II of Form ADV (attached as Exhibit 1b) for a more detailed description of potential conflicts of interests that may arise within the normal course of business.

AXA Rosenberg's quantitative investment process and allocation policies and tools are designed to limit the possibility of any conflict of interest that could result in unfair or inequitable allocation of investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which further minimizes the potential for conflicts of interest. It is AXA Rosenberg's policy to manage each account based on its specific investment objectives and related restrictions. As such, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk control and investment restrictions. AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

The portfolio managers do not have discretion to buy and sell stocks that are not recommended by the models, but they can put a stock on a "do not trade" list if there are problems with the company's valuation.

Investment management is our sole business. Other than AXA Investment Managers and those AXA Group entities for which we manage accounts, we have no direct relationship with any firm that is owned in full or in part by the AXA Group.

AXA Rosenberg will only trade with an affiliate if the trades achieve best execution. Furthermore, we will comply with the regulatory and reporting requirements and compliance procedures pertaining to any transactions with an affiliated broker-dealer. Through our relationship with AXA, brokers that qualify as affiliates of AXA Rosenberg are Alliance Fund Distributors, Inc., AXA Advisors LLC, Sanford C. Bernstein & Co., LLC, and AXA Distributors, Inc. In addition, Nomura Asset Management iSAMinority owner of our investment advisory office in Tokyo, AXA Rosenberg Investment Management, Ltd. (Tokyo). However, Nomura isn't deemed to be an affiliate because they own less than 5% and do not have a controlling interest.

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We do not currently trade US, European or Canadian securities with any of these affiliates. In Japan, and to a lesser extent in Asia outside of Japan, we do trade with Nomura, which is one of the larger brokers in the marketplace. Decisions to trade with any particular broker, including Nomura or any AXA Group affiliate, are (or would be) based upon best execution and not upon the broker's status as an affiliate.

While not a formal affiliation, in 2004 Charles Schwab Investment Management adopted our firm's entire family of US Mutual Funds. AXA Rosenberg continues involvement as subadvisor to the Funds, now branded Laudus Rosenberg Funds.

Our non-AXA Rosenberg affiliates, including our indirect parent entities, may from time to time take significant strategic interests not rising to the level of control in one or more publicly traded entities which may be subject to trading, investment, or business relationship restrictions on our part.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

AXA Rosenberg offers extraordinary opportunities for participation in research and development at the leading edge of investment technology.

In addition, we have created a unique working environment that is appealing to employees. We take a collegial rather than a hierarchical approach to decision-making, and our employees, recognized as part of the team, contribute both to the "wins" and "losses" of the firm.

Employee compensation is a function of education, professional background, and productivity. Beyond salary, all employees participate in the firm's success through both a significant profit sharing pool (20% of the firm's profits annually), which is based upon a formula that gives more weight to longer term employees and to higher paid employees, and a discretionary bonus pool. There are no plans to provide equity to staff.

AXA Rosenberg does not have publicly traded stock, nor do we offer phantom equity to senior employees.

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We participate in industry compensation surveys and gain industry intelligence from executive recruiters with whom we work. We are confident that, on average, our staff's overall compensation is highly competitive with other firms in the investment management business.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Portfolio Manager

Portfolio Manager does not hold shares of the Fund.

Sub-Advisor: BHMS

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

James P. Barrow, Portfolio Manager

MidCap Value Fund III

Registered investment companies	13	24,790.0	3	22,497.9

Other pooled investment vehicles	2	231.0	-	-

Other accounts	27	2,008.6	-	-

Mark Giambrone, Portfolio Manager

MidCap Value Fund III

Registered investment companies	8	1,977.1	1	1,778.0

Other pooled investment vehicles	2	231.0	-	-

Other accounts	32	1,360.8	-	-

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the

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expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi- annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Portfolio Manager

James P. Barrow	MidCap Value Fund III		None

Mark Giambrone	MidCap Value Fund III		None

Sub-Advisor: BFM

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Stuart Spodek

Principal Inflation Protection Fund

Registered investment companies	23	$7,688	0	$0

Other pooled investment vehicles	18	$5,789	3	$1,776

Other accounts	224	$76,505	18	$5,883

Brian Weinstein

Principal Inflation Protection Fund

Registered investment companies	6	$1,153	0	$0

Other pooled investment vehicles	12	$3,767	0	$0

Other accounts	186	$62,529	8	$4,773

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its

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affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Spodek and Weinstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of

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compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Principal Inflation Protection Fund include the following:

Portfolio Manager Stuart Spodek

Benchmarks Applicable to Each Manager

A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Brian Weinstein	A combination of market-based indices (e.g., Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Spodek and Weinstein have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to

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allocate his deferred amounts among the various investment options. Messrs. Spodek and Weinstein have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Spodek has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Stuart Spodek	Principal Inflation Protection Fund		None

Brian Weinstein	Principal Inflation Protection Fund		None

Sub-Advisor: Causeway

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts (in $ millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)

Sarah H. Ketterer

Principal International Value Fund I

Other registered investment companies	5	3,204	0	0

Other pooled investment vehicles	6	1,093	0	0

Principal Funds, Inc.		Disclosure regarding Portfolio Managers			139
www.principal.com

Other accounts	63	4,025	2	355

Harry Hartford

Principal International Value Fund I

Other registered investment companies	5	3,204	0	0

Other pooled investment vehicles	6	1,093	0	0

Other accounts	69	4,028	2	355

James Doyle

Principal International Value Fund I

Other registered investment companies	5	3,204	0	0

Other pooled investment vehicles	6	1,093	0	0

Other accounts	64	4,020	2	355

Jonathan Eng

Principal International Value Fund I

Other registered investment companies	5	3,204	0	0

Other pooled investment vehicles	6	1,093	0	0

Other accounts	60	4,019	2	355

Kevin Durkin

Principal International Value Fund I

Other registered investment companies	5	3,204	0	0

Other pooled investment vehicles	6	1,093	0	0

Other accounts	59	4,018	2	355

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The portfolio managers at Causeway who manage the Fund also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway’s equity.

Actual or potential conflicts of interest may arise from the portfolio managers’ management responsibilities with respect to Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction

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information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of the firm, to distributions of the firm’s profits based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salary, incentive compensation and distributions of firm profits based on their minority ownership interests. Salary and incentive compensation are determined by the firm’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager

Sarah H. Ketterer	Principal International Value Fund I	none

Principal Funds, Inc.	Disclosure regarding Portfolio Managers		141
www.principal.com

Harry Hartford	Principal International Value Fund I		none

James Doyle	Principal International Value Fund I		none

Jonathan Eng	Principal International Value Fund I		none

Kevin Durkin	Principal International Value Fund I		none

Sub-Advisor: CCI

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Anthony Rizza, CFA

Large Cap Growth Fund

Registered investment companies	9	2,933.7	0	0

Other pooled investment vehicles	7	672.2	0	0

Other accounts	122	4,323.9	4	434.3

Clifford Fox, CFA

Mid Cap Growth Fund
Small Cap Growth Fund

Registered investment companies	3	389.9	0	0

Other pooled investment vehicles	4	74.6	0	0

Other accounts	113	1,330.8	1	28.1

Michael Iacono, CFA

Mid Cap Growth Fund

Registered investment companies	2	306.0	0	0

Other pooled investment vehicles	1	1.8	0	0

Other accounts	92	843.9	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.		Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely

142	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

  Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.
  Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.
  Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	143
www.principal.com

			Dollar Range of Securities Owned by the Portfolio Manager
	Funds Managed by Portfolio Manager
Portfolio Manager	(list each fund on its own line)

None

Sub-Advisor: Dimensional

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Stephen A. Clark

Small Value Fund II

Registered investment companies	28	$35,793	-	-

Other pooled investment vehicles	7	$5,237	1	$188

Other accounts	51	$3,339	-	-

Robert Deere

Small Value Fund II

Registered investment companies	28	$35,793	-	-

Other pooled investment vehicles	7	$5,237	1	$188

Other accounts	51	$3,339	-	-

Conflicts of Interest

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

To our knowledge, there are no such material conflicts of interest. However, actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts. Other accounts include registered mutual funds (other than the Partners Small Cap Value Fund II, hereinafter the “Portfolio”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolio. Actual or apparent conflicts of interest include:

Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account. The Sub-Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager

144	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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  identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.
  Broker Selection. With respect to securities transactions for the portfolios the Sub-Advisor determines which broker to use to execute each order, consistent with the Sub-Advisor’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Advisor or its affiliates may place separate, non- simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.
  Performance-Based Fees. For some Accounts, the Sub-Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Sub-Advisor with regard to Accounts where the Sub-Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Sub-Advisor might share in investment gains
  Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Sub-Advisor has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	145
www.principal.com

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub-Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other Accounts that the portfolio managers manage. The Sub-Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

  Base salary. Each portfolio manager is paid a base salary. The Sub-Advisor considers the factors described above to determine each portfolio manager’s base salary.
  Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub-Advisor’s general partner as determined from time to time by the Board of Directors of the Sub-Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

	Funds Managed by Portfolio Manager (list each fund on its own line)			Dollar Range of Securities Owned by the Portfolio Manager

Portfolio Manager

Stephen A. Clark	Small Cap Value Fund II			None

Robert Deere	Small Cap Value Fund II			None

Sub-Advisor: Edge

Other Accounts Managed

		Total Assets in the Accounts (in $ millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)
Total Number of Accounts

Craig Sosey			-	-

Mortgage Securities Fund
Short-Term Income Fund			-	-

Registered investment companies	2	$197,960,389

Other pooled investment vehicles	0	0

Other accounts	0	0

Daniel Coleman			-	-

MidCap Stock Fund			-	-

Registered investment companies	1	$49,844,305

146	Disclosure regarding Portfolio Managers			Principal Funds, Inc.
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Other pooled investment vehicles	0	0

Other accounts	0	0

Gary Pokrzywinski			-	-

High Yield Fund			-	-

Registered investment companies	0	0

Other pooled investment vehicles	0	0

Other accounts

John Friedl			-	-

Income Fund			-	-

Registered investment companies	1	$127,533,418

Other pooled investment vehicles

Other accounts

Joseph Suty			-	-

Equity Income Fund			-	-

Registered investment companies	1	$347,884,892

Other pooled investment vehicles	0	0

Other accounts	0	0

Dave Simpson			-	-

Equity Income Fund			-	-

Registered investment companies	1	$347,884,892

Other pooled investment vehicles	0	0

Other accounts	0	0

Phillip Foreman

West Coast Equity Fund

Registered investment companies	1	$75,819,421

Other pooled investment vehicles	0	0

Other accounts	0	0

Randy Yoakum

SAM Balanced, SAM Conservative Balanced,
SAM Conservative Growth, SAM Flexible Income
SAM Strategic Growth

Registered investment companies	6	$1,229,246,494

Other pooled investment vehicles	0	0

Other accounts	0	0

Michael Meighan

SAM Balanced, SAM Conservative Balanced,
SAM Conservative Growth, SAM Flexible Income
SAM Strategic Growth

Registered investment companies	6	$1,229,246,494

Other pooled investment vehicles	0	0

Other accounts	0	0

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	147
www.principal.com

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Edge Asset Management, Inc. believes that its Portfolio Managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio Managers employed by Edge Asset Management, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary.

The incentive-based portion of the Portfolio Managers’ compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a Portfolio Manager’s satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the Portfolio Manager’s investment performance with the performance of peer groups as determined by Lipper, Inc. Each Portfolio Manager’s performance is based on the percentile rankings of the Principal Investors Fund, Inc.(“PIF”) or PIF SAM Fund for which the manager is primarily responsible as well as the PIF SAM Fund to whose management the manager contributes, with the performance of the primary PIF Funds or PIF SAM Fund being weighted more heavily. Incentive compensation can be targeted up to 125% of a portfolio manager’s total compensation.

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In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year’s performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm’s standard employee health and welfare programs, including retirement.

Although the Anchor Series Trust Asset Allocation Portfolio is managed similarly to other accounts managed by Edge Asset Management, Inc., Portfolio Manager compensation is not based on the investment performance of the Anchor Series Trust Asset Allocation Portfolio.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Joe Suty	Equity Income Fund	$1-$10,000

	David Simpson	Equity Income Fund	$100,001 - $500,000

	Dan Coleman	Mid Cap Stock Fund	$100,001 - $500,000

	Phil Foreman	West Coast Equity Fund	$100,001 - $500,000

	John Friedl	Income Fund	None

	Craig Sosey	Mortgage Securities Fund	$10,000-$50,000

	Craig Sosey	Short Term Income Fund	$10,000-$50,000

	Gary Pokrzywinski	High Yield	$100,000 - $500,000

	Randy Yoakum	All five SAM Portfolios	None

	Mike Meighan	All five SAM Portfolios	None

Sub-Advisor: Emerald

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Kenneth G. Mertz II, CFA	61	$1,463	0	0

PRINCIPAL FUNDS, INC SMALLCAP GROWTH II	2	$189	-	-

Registered investment companies	2	$193

Other pooled investment vehicles	0	0

Other accounts	57	$1,081

Stacey L. Sears	58	$1,350	0	0

PRINCIPAL FUNDS, INC SMALLCAP GROWTH II	2	$189	-	-

Registered investment companies	1	$109

Other pooled investment vehicles	0	0

Principal Funds, Inc.		Disclosure regarding Portfolio Managers			149
www.principal.com

Other accounts	55	$1,052

Joseph W. Garner	58	$1,350	0	0

PRINCIPAL FUNDS, INC SMALLCAP GROWTH II	2	$189	-	-

Registered investment companies	1	$109

Other pooled investment vehicles	0	0

Other accounts	55	$1,052

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan. The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the

150	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations.

Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager’s relative performance against the comparable index for rolling Quarter, Year, and Five Year periods.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that we have consistently retained its key senior management staff over the long-term.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Our portfolio managers are prohibited from purchasing shares of the funds.				None

Sub-Advisor: Essex

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Nancy Prial

PRINCIPAL INVESTORS FD – SMALL CAP GROWTH
FUND II

Registered investment companies	6	232

Other pooled investment vehicles	10	157	1	1.6

Other accounts	62	293

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	151
www.principal.com

Essex is not aware of any material conflicts of interest in connection with the PM’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex's internal controls in order to prevent such conflicts of interest from arising.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/ pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. We also incent them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

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Ownership of Securities

2.				For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)			Dollar Range of Securities Owned by the Portfolio Manager

	PRINCIPAL INVESTORS FD – PARTNERS SMALL CAP
Nancy Prial	GROWTH FUND II			None

Sub-Advisor: GSAM

Other Accounts Managed

			Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)

		Total Assets in the Accounts (in $ millions)
	Total Number of Accounts

Andrew Alford

LargeCap Blend Fund I

Registered investment companies	73	19.70	0	-

Other pooled investment vehicles	78	12.8	3.3	5.7

Other accounts	734	64.30	7.9	40.5

Mark Carhart

LargeCap Blend Fund I

Registered investment companies	73	19.70	0	-

Other pooled investment vehicles	78	12.8	3.3	5.7

Other accounts	734	64.30	7.9	40.5

Robert C. Jones

LargeCap Blend Fund I

Registered investment companies	73	19.70	0	-

Other pooled investment vehicles	78	12.8	3.3	5.7

Other accounts	734	64.30	7.9	40.5

Dolores Bamford

MidCap Value Fund I

Registered investment companies	48	10,620.84	-	-

Other pooled investment vehicles	3	191.29	3	191.29

Other accounts	230	9,502.87	3	158.3

Andrew Braun

MidCap Value Fund I

Registered investment companies	41	9,350.13	-	-

Other pooled investment vehicles	3	191.29	3	191.29

Other accounts	214	8,589.86	3	158.3

Principal Funds, Inc.		Disclosure regarding Portfolio Managers			153
www.principal.com

Scott Carroll

MidCap Value Fund I

Registered investment companies	48	10,620.84	-	-

Other pooled investment vehicles	3	191.29	3	191.29

Other accounts	230	9,502.87	3	158.3

Sean Gallagher

MidCap Value Fund I

Registered investment companies	41	9,350.13	-	-

Other pooled investment vehicles	3	191.29	3	191.29

Other accounts	214	8,589.86	3	158.3

Eileen Rominger

MidCap Value Fund I

Registered investment companies	41	9,350.13	-	-

Other pooled investment vehicles	3	191.29	3	191.29

Other accounts	214	8,589.86	3	158.3

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its

154	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, as permitted by applicable law.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

GSAM provides generous compensation packages for its investment professionals, which are comprised of base salary and discretionary bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

The portfolio management team is rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work aSAMember of the team.

The portfolio management team’s performance measures are aligned with Firm goals to:

Exceed benchmark over one-year and three-year periods

Perform consistently with objectives and client commitments

Achieve top tier rankings and ratings

Manage all similarly mandated accounts in a consistent manner

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	155
www.principal.com

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria:

  Overall portfolio performance
  Consistency of performance across accounts with similar profiles
  Communication with other portfolio managers within the research process

In addition, detailed portfolio attribution is critical to the measurement process.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Andrew Alford	LargeCap Blend Fund I			0

Mark Carhart	LargeCap Blend Fund I			0

Robert C. Jones	LargeCap Blend Fund I			0

Andrew Braun	MidCap Value Fund I			0

Sean Gallagher	MidCap Value Fund I			0

Eileen Rominger	MidCap Value Fund I			0

Dolores Bamford	MidCap Value Fund I			0

Scott Carroll	MidCap Value Fund I			0

Sub-Advisor: Jacobs Levy

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts (in $ millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)

Bruce I. Jacobs

1) Principal Funds, Inc. MidCap Value Fund II
2) Principal Funds, Inc. MidCap Growth Fund II

Registered investment companies

Other pooled investment vehicles	1	72,188	-	-

Other accounts	97	10,671,667	18	2,312,882

Kenneth N. Levy

1) Principal Funds, Inc. MidCap Value Fund II
2) Principal Funds, Inc. MidCap Growth Fund II

Registered investment companies	1	72,188	-	-

Other pooled investment vehicles	97	10,671,667	18	2,312,882

Other accounts

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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Portfolio Managers manage, and are investors in, vehicles that trade securities simultaneously with client accounts. Trade allocation among these accounts and client accounts, including the fund, is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day with preference given to short covers over long purchases and long sales over short sales in the same security. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager’s ownership interest in the firm. The firm’s profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “Basic Fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter

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returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

Bruce I. Jacobs	MidCap Value Fund II and MidCap Growth Fund II		None

Kenneth N. Levy	MidCap Value Fund II and MidCap Growth Fund II		None

Sub-Advisor: J.P. Morgan

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

James Shanahan

High Yield Fund I

Registered investment companies	2	2,013	N/A	N/A

Other pooled investment vehicles	5	660.6	N/A	N/A

Other accounts	7	387.9	N/A	N/A

James Gibson

High Yield Fund I

Registered investment companies	2	2,013	N/A	N/A

Other pooled investment vehicles	N/A	N/A	N/A	N/A

Other accounts	N/A	N/A	N/A	N/A

William Morgan

High Yield Fund I

Registered investment companies	4	2,013	N/A	N/A

Other pooled investment vehicles	5	642.8	N/A	N/A

Other accounts	6	402.9	N/A	N/A

Dennis Ruhl

Small Cap Value Fund I

Registered investment companies	14	2,163.34	N/A	N/A

Other pooled investment vehicles	6	360.63	1	9.79

Other accounts	13	448.21	1	57.27

Christopher Blum

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Small Cap Value Fund I

Registered investment companies	20	6,260.14	N/A	N/A

Other pooled investment vehicles	5	320.29	1	9.79

Other accounts	8	256.71	1	57.27

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

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www.principal.com

The Adviser and/or its affiliates serve as adviser to the Funds, to the JPMorgan SmartRetirement Funds (the “JPMorgan SmartRetirement Funds”) and to the Investor Funds. The JPMorgan SmartRetirement Funds and the Investor Funds and certain other Funds (“Investing Funds”) may invest in shares of the Funds (other than the Investing Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the Investing Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the Investing Funds among the Funds. Purchases and redemptions of Fund shares by an Investing Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by an Investing Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the Investing Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Fees earned by HCM for managing certain statistical arbitrage accounts may vary, particularly because for at least six statistical arbitrage accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain statistical arbitrage accounts over others, resulting in other accounts outperforming the Fund. HCM does not aggregate or allocate trades with or among other accounts but rather each statistical arbitrage account uses a dedicated clearing broker to route trade orders to electronic communication networks. However, HCM believes that these risks are mitigated by the fact that investment decisions for each of the statistical arbitrage accounts advised by HCM are made through an automated system, and not by any one individual, which processes each account’s transactions independent of those for the other accounts and if manual intervention is required, it is applied consistently across similar statistical arbitrage accounts.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based,

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for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds. HCM does not grant restricted stock awards to its portfolio managers.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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			Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)		Portfolio Manager

James Shanahan	High Yield Fund I			N/A

James Gibson	High Yield Fund I			N/A

William Morgan	High Yield Fund I			N/A

Dennis Ruhl	Small Cap Value Fund I			N/A

James Gibson	Small Cap Value Fund I			N/A

Sub-Advisor: LBAM

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Ann H. Benjamin

Principal Investors Fund, Inc. – High Yield Fund I	1	$328.6	0	0

Registered investment companies	4	$444.0	0	0

Other pooled investment vehicles	2	$278.3	0	0

Other accounts	23	$3,685.0	0	0

Thomas P. O’Reilly

Principal Investors Fund, Inc. – High Yield Fund I	1	$328.6	0	0

Registered investment companies	4	$444.0	0	0

Other pooled investment vehicles	2	$278.3	0	0

Other accounts	23	$3,685.0	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Lehman Brothers Asset Management (LBAM) portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, LBAM and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.

Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ

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from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. LBAM has policies and procedures in place that seek to manage and monitor this conflict.

Potential conflicts of interest may also arise when aggregating and/or allocating trades. LBAM will frequently aggregate trades (both buys and sells) for a client with other LBAM clients when it is determined that such aggregation should result in a more favorable trade execution for such client. LBAM has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. LBAM’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.

The fees charged to advisory clients by LBAM may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, LBAM, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Portfolio Managers are typically compensated on the basis of a salary and an annual discretionary, performance- based bonus. The amount of the discretionary bonus varies by position, experience/level and performance. In general, the more senior the investment professional, variable compensation becomes a greater portion of total compensation.

Elements of consideration for the discretionary bonuses are overall performance of the accounts managed by a portfolio manager in relation to relevant benchmarks and their peers, ability to attract and retain clients, revenue

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	163
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generation, assets under management, the current market conditions and overall contribution to the Firm. Managers are also evaluated on their collaboration with their client relationship and sales staff, their franchise building activities, teamwork, people and product development and their corporate citizenship.

• Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Not applicable.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

				Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager

Ann H. Benjamin	Principal Investors Fund, Inc. – High Yield Fund I		None

Thomas P. O’Reilly	Principal Investors Fund, Inc. – High Yield Fund I		None

Sub-Advisor: LA Capital

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Thomas D. Stevens, CFA

Principal MidCap Value I Fund & Principal Small Cap
Value III Fund

Registered investment companies	15	$895.7	0	$0

Other pooled investment vehicles	1	$322.7	1	$322.7

Other accounts	33	$3,083	9	$1167.4

Hal W. Reynolds, CFA

Principal MidCap Value I Fund & Principal Small Cap
Value III Fund

Registered investment companies	15	$895.7	0	$0

Other pooled investment vehicles	1	$322.7	1	$322.7

Other accounts	33	$3,083	9	$1167.4

Dave R. Borger, CFA

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Principal MidCap Value I Fund & Principal Small Cap
Value III Fund

Registered investment companies	15	$895.7	0	$0

Other pooled investment vehicles	1	$322.7	1	$322.7

Other accounts	33	$3,083	9	$1167.4

Stuart K. Matsuda

Principal MidCap Value I Fund & Principal Small Cap
Value III Fund

Registered investment companies	15	$895.7	0	$0

Other pooled investment vehicles	1	$322.7	1	$322.7

Other accounts	33	$3,083	9	$1167.4

Christine M. Kugler

Principal MidCap Value I Fund & Principal Small Cap
Value III Fund

Registered investment companies	15	$895.7	0	$0

Other pooled investment vehicles	1	$322.7	1	$322.7

Other accounts	33	$3,083	9	$1167.4

Conflicts of Interest

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the MidCap Value I Fund and SmallCap Value III Fund investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the MidCap Value I Fund or the SmallCap Value III Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the MidCap Value I Fund or the SmallCap Value III Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the MidCap Value I Fund and the SmallCap Value III Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the MidCap Value I Fund or the SmallCap Value III Fund. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the MidCap Value I Fund or the Small Cap Value III Fund. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the MidCap Value I Fund or the SmallCap Value III Fund, such securities might not be suitable for the MidCap Value I Fund or the SmallCap Value III Fund given their investment objectives and related restrictions.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

LA Capital receives a fee based on the assets under management of the MidCap Value I Fund and the SmallCap Value III Fund as set forth in an investment sub-advisory agreement between LA Capital and Principal Funds, Inc. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub- advisory fees earned with respect to the MidCap Value I Fund and the SmallCap Value III Fund.

Portfolio management compensation is composed of fixed salaries and bonuses based on merit, and is in no way tied to the performance or market value of the Funds. All portfolio managers are also principals in the firm and thus receive pro-rata ownership distributions of LA Capital's profits on a quarterly basis.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an
	explanation of those reasons.

			Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

		MidCap Value I Fund	$0
	Thomas D. Stevens	SmallCap Value III Fund	$0

		MidCap Value I Fund	$0
	Hal W. Reynolds	SmallCap Value III Fund	$0

		MidCap Value I Fund	$0
	Dave R. Borger	SmallCap Value III Fund	$0

		MidCap Value I Fund	$0
	Stuart K. Matsuda	SmallCap Value III Fund	$0

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	MidCap Value I Fund		$0
Christine M. Kugler	SmallCap Value III Fund		$0

Sub-Advisor: MacKay Shields

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Edmund Spelman	20	$2,309	0	0

MidCap Growth Fund II

Registered investment companies	9	$1,892	0	0

Other pooled investment vehicles

Other accounts	11	$417	1	4

Robert J. Centrella	20	$2,309	0	0

MidCap Growth Fund II

Registered investment companies	9	$1,892	0	0

Other pooled investment vehicles

Other accounts	11	$417	1	4

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

All MacKay Shields portfolio management groups also provide portfolio services for other MacKay Shields accounts, which may include mutual funds (including the Principal MidCap Growth II Fund as well as certain affiliated and unaffiliated third party mutual funds); institutional managed accounts; and private commingled funds. Except for distinctions based on investment objectives, investment guidelines and cash flow, more fully discussed below, all accounts are treated the same, regardless of fee structure.

MacKay Shields has performance-based fee arrangements with "eligible clients", as that term is defined under Rule 205-3 of the Investment Advisers Act of 1940 (“Advisers Act”), who have requested such arrangements. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all MacKay Shields employees. Certain portfolio managers who are responsible for managing some of the “eligible clients’ who have performance-based fees share a portion of this fee based on the performance of the account. The portfolio managers of the Fund do not have these arrangements. Such arrangements may appear to create an incentive to make riskier, more speculative investments than would be the case under a solely asset-based fee arrangement.

To address potential conflicts of interest, MacKay Shields has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, MacKay Shields has adopted a Code of Ethics and other policies and procedures that recognize a manager’s obligation to treat all of its clients, including the Funds, fairly and equitably. These

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policies, procedures, and the Code are designed to restrict a portfolio manager from favoring one client over another.

Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Legal/ Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The Policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a Strategy pro-rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type and specific investment objectives and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

The Cross Trading Policy provides that all cross trades must be pre-cleared by the MacKay Shields Legal/ Compliance Department and require, among other things, that the transaction (a) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (b) is effected at the independent market price of the security determined in accordance with applicable methodology; and (c) be effected with no brokerage commission.

The Valuation Procedures, which provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by portfolio managers from two other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This

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description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

MacKay Shields investment teams are comprised of experienced portfolio managers/analysts. The structure of the portfolio management team enables portfolio managers to be fairly compensated based on the overall performance of their accounts as well as their individual contribution to that performance. We believe this structure properly motivates each member of the portfolio management team to outperform for our clients, while maintaining the team process. Portfolio managers and analysts are not compensated for the solicitation or acquisition of new clients or the retention of existing clients.

Base salaries are established by the firm’s management at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm’s pre-tax profits is paid annually to the firm’s employees based upon the individual’s performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered together, results in a highly attractive level of total cash compensation for the firm’s professional employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining portfolio manager’s compensation with respect to your portfolios and other accounts. We do not utilize defined ranges or established grading schedules in determining compensation.

MacKay Shields has performance-based fee arrangements with certain “eligible clients”. Performance-based fees may be calculated as a percentage of returns, or as a percentage of the increase in net asset value, and may be tied to a client-directed benchmark or loss carry forward. A portion of these performance-based fees forms a part of the bonus pool for all MacKay Shields employees. Certain portfolio management teams that are responsible for managing some of the “eligible clients” who have performance-based fees may share a performance fee based on the performance of the account. To illustrate, in the event that MacKay Shields earns a performance fee the eligible portfolio management teams may share in a percentage of the performance fee. Of course, there are periods in which MacKay Shields does not earn any performance fee.

MacKay Shields offers a Phantom Stock Plan, which enhances the firm’s ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

None

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	169
www.principal.com

Sub-Advisor: Mellon Capital

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Ronald Gala	32	$2,321	3	$274.7

SmallCap Value Fund I

Registered investment companies	13	$1,320	0	0

Other pooled investment vehicles	0	0	0	0

Other accounts	19	$1,000	3	$274.7

John O’Toole	23	$1,038	2	$23.6

MidCap Growth Fund III

Registered investment companies	4	$681.6	0	0

Other pooled investment vehicles	3	$55.2	2	$23.6

Other accounts	16	$301.1	0	0

Adam Logan	12	$907	0	0

MidCap Growth Fund III

Registered investment companies	6	$688	0	0

Other pooled investment vehicles	1	$42.7	0	0

Other accounts	5	$176	0	0

Peter Goslin	18	$858.6	0	0

SmallCap Value Fund I

Registered investment companies	7	$671.2	0	0

Other pooled investment vehicles	3	$113.7	0	0

Other accounts	8	$73.6	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

There are no conflicts of interest.

Compensation

1.		Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely

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or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The primary objectives of the Mellon Capital Management Corporation’s (“Mellon Capital’s”) compensation plans are to:

  Motivate and reward continued growth and profitability
  Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
  Motivate and reward strong business/investment performance
  Create an ownership mentality for all employees

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	171
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Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)		Portfolio Manager

None of the Portfolio Managers own any equity securities in the Fund.

Sub-Advisor: PIMCO

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

William Gross

Core Plus Bond Fund I

Registered investment companies	39	179,355.81	-	-

Other pooled investment vehicles	20	6,977.46	-	-

Other accounts	71	31,899.83	19	6,144.30

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

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Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	173
www.principal.com

consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;
  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
  Amount and nature of assets managed by the portfolio manager;
  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
  Contributions to asset retention, gathering and client satisfaction;
  Contributions to mentoring, coaching and/or supervising; and
  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee,

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based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

2.			For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)		Dollar Range of Securities Owned by the Portfolio Manager

William Gross	Core Plus Bond Fund I		None

Sub-Advisor: PGI (Equity Portfolio Managers)

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Paul Blankenhagen	12	$3,639,996,218	0	0

Diversified International Fund	-	-	-	-

Registered investment companies	2	$330,842,363

Other pooled investment vehicles	3	$2,398,546,984

Other accounts	7	$910,606,871

Juliet Cohn	12	$3,340,633,518	0	0

Diversified International Fund	-	-	-	-

Registered investment companies	2	$342,174,808

Other pooled investment vehicles	2	$2,395,210,346

Other accounts	8	$603,248,364

Chris Ibach	11	$1,061,873,431	-	-

Diversified International Fund	-	-	-	-

Registered investment companies	0	0

Other pooled investment vehicles	1	$5,046,812

Other accounts	10	$1,056,826,619

Thomas Morabito	12	$2,059,818,622	-	-

SmallCap Blend and SmallCap Value	-	-	-	-

Principal Funds, Inc.		Disclosure regarding Portfolio Managers			175
www.principal.com

Registered investment companies		1	$4,782,329

Other pooled investment vehicles		10	$2,025,715,128

Other accounts		1	$29,321,165

K. William Nolin		4	$1,217,750,218	-	-

MidCap Blend		-	-	-	-

Registered investment companies		1	$285,673,692

Other pooled investment vehicles		3	$932,076,526

Other accounts		0	0

Jeff Schwarte		14	$720,597,910

Disciplined LargeCap Blend and MidCap Value III

Registered investment companies		2	$28,831,060

Other pooled investment vehicles		3	$323,866,807

Other accounts		9	$367,900,042

Mariateresa Monaco		3	$204,722,845

SmallCap Growth

Registered investment companies		0	0

Other pooled investment vehicles		3	$204,722,845

Other accounts		0	0

Steve Larson		13	$1,332,581,529

International Growth

Registered investment companies		1	$4,754,317

Other pooled investment vehicles		2	$90,059,902

Other accounts		10	$1,237,737,310

Dirk Laschanzky		8	$5,769,706,424

LargeCap S&P 500, MidCap S&P 400, SmallCap S&P
600, LifeTime 2010, LifeTime 2015, LifeTime 2020,
LifeTime 2025, LifeTime 2030, LifeTime 2035, LifeTime
2040, LifeTime 2045, LifeTime 2050, LifeTime 2055,
LifeTime Strategic Income

Registered investment companies		1	$106,909,814

Other pooled investment vehicles		3	$5,577,373,043

Other accounts		4	$85,423,567

Scott Smith		8	$5,769,706,424

LargeCap S&P 500, MidCap S&P 400 and
SmallCap S&P 600

Registered investment companies		1	$106,909,814

Other pooled investment vehicles		3	$5,577,373,043

Other accounts		4	$85,423,567

John Pihlblad		15	$1,770,463,227

LargeCap Value and International Growth

Registered investment companies		3	$178,567,129

Other pooled investment vehicles		2	$354,128,788

Other accounts		10	$1,237,767,310

Michael Reynal		21	$1,794,001,199

International Emerging Markets

Registered investment companies		2	$44,779,182

Other pooled investment vehicles		3	$788,566,729

Other accounts		14	$960,655,288

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Michael Ade	19	$1,827,793,471

International Emerging Markets

Registered investment companies	2	$44,779,182

Other pooled investment vehicles	3	$788,566,729

Other accounts	14	$994,447,560

Mihail Dobrinov	18	$1,676,825,676

International Emerging Markets

Registered investment companies	2	$44,779,182

Other pooled investment vehicles	3	$788,566,729

Other accounts	13	$843,479,765

Steve Musser	1	$301,477,929

MidCap Value III

Registered investment companies	0	0

Other pooled investment vehicles	1	$301,477,929

Other accounts	0	0

Phil Nordhus	5	$1,788,747,387

SmallCap Blend

Registered investment companies	1	$4,782,329

Other pooled investment vehicles	3	$1,754,643,894

Other accounts	1	$29,321,165

Arild Holm	6	$508,236,281

LargeCap Value

Registered investment companies	2	$165,147,033

Other pooled investment vehicles	2	$270,117,922

Other accounts	2	$72,971,326

Tim Dunbar	0	0

LifeTime 2010, LifeTime 2015, LifeTime 2020,
LifeTime 2025, LifeTime 2030, LifeTime 2035, LifeTime
2040, LifeTime 2045, LifeTime 2050, LifeTime 2055,
LifeTime Strategic Income

Registered investment companies	0	0

Other pooled investment vehicles	0	0

Other accounts	0	0

David Buckle (information as of 12/31/08)	2	$300,000,000	0	0

Global Diversified Income Fund

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	177
www.principal.com

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The incentive bonus for equity portfolio managers ranges from 150% to 300% of actual base earnings, depending on job level.

• Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

• Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

• Versus the peer group, incentive payout starts at 54th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 3.33% of incentive payout is achieved at 54th percentile. No payout is realized if performance is at or below 55th percentile.

As a wholly-owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of

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the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)			Dollar Range of Securities Owned by the Portfolio Manager

Michael Reynal	International Emerging Markets			$50,001 - $ 100,000

Arild Holm	LargeCap Value			$100,001 - $500,000

Chris Ibach	Diversified International			$100,001 - $500,000

K. William Nolin	MidCap Blend			$50,001 - $ 100,000

Paul Blankenhagen	Diversified International			None

Juliet Cohn	Diversified International			None

Thomas Morabito	SmallCap Blend and SmallCap Value			None

Jeff Schwarte	Disciplined LargeCap Blend and MidCap Value III			None

Mariateresa Monaco	SmallCap Growth			None

Steve Larson	International Growth			None

Dirk Laschanzky	LargeCap S&P 500, MidCap S&P 400, SmallCap S&P 600,
LifeTime 2010, LifeTime 2015, LifeTime 2020,
LifeTime 2025, LifeTime 2030, LifeTime 2035, LifeTime
2040, LifeTime 2045, LifeTime 2050, LifeTime 2055,
	LifeTime Strategic Income			None

Scott Smith	LargeCap S&P 500, MidCap S&P 400, SmallCap S&P 600			None

John Pihlblad	LargeCap Value and International Growth			None

Michael Ade	International Emerging Markets			None

Mihail Dobrinov	International Emerging Markets			None

Steve Musser	MidCap Value III			None

Phil Nordus	SmallCap Blend			None

Tim Dunbar	LifeTime 2010, LifeTime 2015, LifeTime 2020,			None
LifeTime 2025, LifeTime 2030, LifeTime 2035, LifeTime
2040, LifeTime 2045, LifeTime 2050, LifeTime 2055,
LifeTime Strategic Income

David Buckle	Global Diversified Income			None

Sub-Advisor: PGI (Fixed Income Portfolio Managers)

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Doug Earney	26	$3,582,577,321	0	0

Ultra Short Bond Fund and Short Term Bond Fund	-	-	-	-

Registered investment companies	1	$144,689,122

Other pooled investment vehicles	1	$34,333,455

Other accounts	24	$3,403,554,745

William Armstrong	29	$10,674,506,595	0	0

Bond & Mortgage Securities and
High Quality Intermediate-Term Bond	-	-	-	-

Registered investment companies	2	$393,585,068

Other pooled investment vehicles	3	$5,389,902,117

Other accounts	24	$4,891,019,410

Principal Funds, Inc.		Disclosure regarding Portfolio Managers			179
www.principal.com

Brad Fredericks	2	$1,088,869,899	-	-

Government & High Quality Bond	-	-	-	-

Registered investment companies	1	$301,709,234

Other pooled investment vehicles	1	$787,160,666

Other accounts	0	0

Bryan Davis	2	$1,088,869,899	-	-

Government & High Quality Bond	-	-	-	-

Registered investment companies	1	$301,709,234

Other pooled investment vehicles	1	$787,160,666

Other accounts	0	0

Timothy Warrick	36	$12,137,702,183	-	-

Bond & Mortgage Securities and
High Quality Intermediate-Term Bond	-	-	-	-

Registered investment companies	2	$393,585,068

Other pooled investment vehicles	4	$5,424,235,572

Other accounts	30	$6,319,881,543

Tracy Reeg	2	$6,385,891,861

Money Market	-	-

Registered investment companies	1	$434,140,939

Other pooled investment vehicles	1	$5,951,750,921

Other accounts	0	0

Alice Robertson	2	$6,385,891,861

Money Market	-	-

Registered investment companies	1	$434,140,939

Other pooled investment vehicles	1	$5,951,750,921

Other accounts	0	0

Craig Dawson	5	$732,896,356

Short Term Bond and Ultra Short Bond	-	-

Registered investment companies	2	$144,689,122

Other pooled investment vehicles	0	0

Other accounts	3	$87,449,477

David Blake	5	$578,162,377

LifeTime 2010, LifeTime 2015, LifeTime 2020, LifeTime
2025, LifeTime 2030, LifeTime 2035, LifeTime 2040,
LifeTime 2045, LifeTime 2050, LifeTime 2055, LifeTime
Strategic Income

Registered investment companies	0	0

Other pooled investment vehicles	0	0

Other accounts	5	$578,162,377

David Buckle (information as of 12/31/08)	2	$300,000,000	0	0

Global Diversified Income Fund

Mark Denkinger (information as of 12/31/08)

Global Diversified Income Fund

Darrin Smith (information as of 12/31/08)

Global Diversified Income Fund

180	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

• Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate • Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

• Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	181
www.principal.com

each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	William Armstrong	Bond & Mortgage Securities
		High Quality Intermediate-Term Bond	$50,001 - $ 100,000

	Timothy Warrick	Bond & Mortgage Securities
		High Quality Intermediate-Term Bond	$10,001 - $50,000

	Tracy Reeg	Money Market	$1 - $10,000

	Doug Earney	Ultra Short Bond and Short Term Bond	None

	Brad Fredericks	Government & High Quality Bond	None

	Bryan Davis	Government & High Quality Bond	None

	Alice Robertson	Money Market	None

	Craig Dawson	Ultra Short Bond and Short Term Bond	None

	David Blake	LifeTime 2010, LifeTime 2015, LifeTime 2020, LifeTime	None
2025, LifeTime 2030, LifeTime 2035, LifeTime 2040,
LifeTime 2045, LifeTime 2050, LifeTime 2055, LifeTime
Strategic Income

	David Buckle	Global Diversified Income	None

	Mark Denkinger	Global Diversified Income	None

	Darrin Smith	Global Diversified Income	None

Sub-Advisor: Principal - REI

Other Accounts Managed

					Total Assets of the
				Number of	Accounts that
			Total Assets	Accounts that	base the
		Total	in the	base the Advisory	Advisory Fee
		Number of	Accounts	Fee on	on Performance
		Accounts	(in $ millions)	Performance	(in $ millions)

Kelly Rush		26	$2,071,143,774

Real Estate Securities and
Global Real Estate Securities

Registered investment companies		3	$1,754,629,301

Other pooled investment vehicles		10	$147,648,710

Other accounts		13	$168,865,763

Simon Hedger		2	$16,734,820

Global Real Estate Securities

Registered investment companies		0

Other pooled investment vehicles		1	$8,437,322

Other accounts		1	$8,297,497

182	Disclosure regarding Portfolio Managers				Principal Funds, Inc.
					1-800-222-5852

Chris Lepherd	2	$16,734,820

Global Real Estate Securities

Registered investment companies	0

Other pooled investment vehicles	1	$8,437,322

Other accounts	1	$8,297,497

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The incentive bonus for equity portfolio managers ranges from 150% to 300% of actual base earnings, depending on job level.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	183
www.principal.com

  Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.
  Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
  Versus the peer group, incentive payout starts at 54th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 3.33% of incentive payout is achieved at 54th percentile. No payout is realized if performance is at or below 55th percentile.

As a wholly-owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager

Simon Hedger	Global Real Estate Securities	None

Chris Lepherd	Global Real Estate Securities	None

Kelly Rush	Real Estate Securities and Global Real Estate Securities	$10,001 - $50,000

Sub-Advisor: Pyramis

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Cesar Hernandez

International Fund I

Registered investment companies	1	855	none	none

Other pooled investment vehicles	5	3,259	none	none

Other accounts	59	14,200	none	none

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

184	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Cesar Hernandez is the portfolio manager of International Fund I and receives compensation for his services. As of October 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	185
www.principal.com

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other Pyramis international equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of International Discovery is based on the pre-tax investment performance of the fund measured against the MSCI EAFE Index (net MA tax), and the pre-tax investment performance (based on the performance of the fund’s retail class) of the fund within the Mercer International Universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, Pyramis’ parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager

Cesar Hernandez	International Fund I		none

Sub-Advisor: Spectrum

Other Accounts Managed

Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

L. Philip Jacoby

Preferred Securities Fund, Bond & Mortgage
Securities Fund, High Quality Intermediate Term Bond
Fund

Registered investment companies	8	3,112.27	0	0

Other pooled investment vehicles	9	489.98	0	0

Other accounts	33	1,640.84	0	0

Bernard M. Sussman

186	Disclosure regarding Portfolio Managers			Principal Funds, Inc.
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Preferred Securities Fund, Bond & Mortgage
Securities Fund, High Quality Intermediate Term Bond
Fund

Registered investment companies	8	3,112.27	0	0

Other pooled investment vehicles	9	489.98	0	0

Other accounts	34	1,640.84	0	0

Mark L. Lieb		-	-	-

Preferred Securities Fund, Bond & Mortgage
Securities Fund, High Quality Intermediate Term Bond
Fund		-	-	-

Registered investment companies	8	3,112.27	0	0

Other pooled investment vehicles	9	489.98	0	0

Other accounts	40	1,640.84	0	0

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Spectrum professionals are paid a base salary as well as quarterly and year-end performance bonuses. The performance bonuses are based on overall firm revenues (25% weighting), assets under management (25%), and

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	187
www.principal.com

individual performance and contributions to the investment team (50%). The performance bonuses may comprise up to 90% of an individual’s total compensation.

Salaries of our senior executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as
	defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the
	following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
	$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of
	the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

				Dollar Range of
	Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)			Portfolio Manager

L. Philip Jacoby	Preferred Securities Fund

	Bond & Mortgage Securities Fund,

High Quality Intermediate Term Bond Fund

Bernard M. Sussman	Preferred Securities Fund

	Bond & Mortgage Securities Fund,

High Quality Intermediate Term Bond Fund

Mark L. Lieb	Preferred Securities Fund

	Bond & Mortgage Securities Fund,

High Quality Intermediate Term Bond Fund

Sub-Advisor: T. Rowe Price

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Anna Dopkin, CFA

Principal LargeCap Blend II Fund

Registered investment companies	6	1,182.8*	0	--

Other pooled investment vehicles	9	1,970.9	0	--

Other accounts	51	12,384.4	0	--

Ann Holcomb

Principal LargeCap Blend II Fund

Registered investment companies	6	1,182.8*	0	--

Other pooled investment vehicles	9	1,970.9	0	--

Other accounts	50	12,182.7	0	--

188	Disclosure regarding Portfolio Managers			Principal Funds, Inc.
				1-800-222-5852

Robert Sharps

Principal LargeCap Growth I Fund

Registered investment companies	4	1,996.4**	0	--

Other pooled investment vehicles	5	809.8	0	--

Other accounts	45	6,872.5	0	--

*	Does not include assets of the Principal LargeCap Blend II Fund.

**	Does not include assets of the Principal LargeCap Growth I Fund.

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see T. Rowe Price’s Form ADV for more information on our brokerage and trade allocation policies.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio

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Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Anna Dopkin	Principal LargeCap Blend II Fund	None

	Ann Holcomb	Principal LargeCap Blend II Fund	None

	Robert Sharps	Principal LargeCap Growth I Fund	None

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Sub-Advisor: Turner

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Christopher K. McHugh

Principal MidCap Growth III Fund

Registered investment companies	14	2,200	3	447

Other pooled investment vehicles	32	328	3	24

Other accounts	26	1,400	2	88

Jason Schrotberger

Principal MidCap Growth III Fund

Registered investment companies	14	2,100	1	24

Other pooled investment vehicles	31	298	3	24

Other accounts	57	2,100	5	333

Tara Hedlund

Principal MidCap Growth III Fund

Registered investment companies	9	1,700	1	24

Other pooled investment vehicles	24	235	2	3

Other accounts	15	550	1	70

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

	Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
	Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans
	and arrangements), describe with specificity the criteria on which that type of compensation is based,
	for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund
	pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is
	based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely

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or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which iSAMultiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Christopher K. McHugh	Principal MidCap Growth III Fund	None

	Jason Schrotberger	Principal MidCap Growth III Fund	None

	Tara Hedlund	Principal MidCap Growth III Fund	None

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Sub-Advisor: UBS Global AM

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Thomas Cole

LargeCap Value Fund I

Registered investment companies	16	3,148	0	0

Other pooled investment vehicles	62	7,816	4	1,100

Other accounts	19	1,212	0	0

John Leonard

LargeCap Value Fund I

Registered investment companies	16	3,148	0	0

Other pooled investment vehicles	62	7,816	4	1,100

Other accounts	16	1,212	0	0

Thomas Digenan

LargeCap Value Fund I

Registered investment companies	16	3,148	0	0

Other pooled investment vehicles	62	7,816	4	1,100

Other accounts	21	1,210	0	0

Scott Hazen

LargeCap Value Fund I

Registered investment companies	16	3,148	0	0

Other pooled investment vehicles	62	7,816	4	1,100

Other accounts	13	1,210	0	0

Paul Graham

SmallCap Growth Fund II

Registered investment companies	4	270	0	0

Other pooled investment vehicles	1	91	0	0

Other accounts	16	282	1	64

David Wabnik

SmallCap Growth Fund II

Registered investment companies	4	270	0	0

Other pooled investment vehicles	1	91	0	0

Other accounts	30	280	1	64

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

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The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

  [ Competitive salary, benchmarked to maintain competitive compensation opportunities.
  [ Annual bonus, which is discretionary and tied to individual contributions and investment performance.
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• [ UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are discretionary and correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS AG stock with after-tax funds from their bonus and/or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Thomas Cole	LargeCap Value Fund I	None

	John Leonard	LargeCap Value Fund I	None

	Thomas Digenan	LargeCap Value Fund I	None

	Scott Hazen	LargeCap Value Fund I	None

	Paul Graham	SmallCap Growth Fund II	None

	David Wabnik	SmallCap Growth Fund II	None

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Sub-Advisor: Van Kampen

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Thomas M. Byron

Tax- Exempt Bond

Registered investment companies	2	$1,863	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	2	$561	-	-

Mark Paris

California Municipal and Tax- Exempt Bond

Registered investment companies	13	$4,486	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	1	$13.6	-	-

Robert J. Stryker

California Municipal and Tax- Exempt Bond

Registered investment companies	11	$3,314	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	-	-	-	-

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

• Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1)

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across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
  Contribution to the business objectives of the Investment Adviser.
  The dollar amount of assets managed by the portfolio manager.
  Market compensation survey research by independent third parties.
  Other qualitative factors, such as contributions to client objectives.
  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager iSAMember.
Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Thomas M. Byron	Tax- Exempt Bond	None

	Mark Paris	California Municipal	None

	Mark Paris	Tax- Exempt Bond	None

	Robert J. Stryker	California Municipal	None

	Robert J. Stryker	Tax- Exempt Bond	None

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Sub-Advisor: Vaughan Nelson

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Chris D. Wallis

SmallCap Value Fund II

Registered investment companies	12	971 mil	0	N/A

Other pooled investment vehicles	7	95 mil	0	N/A

Other accounts	200	2,767 mil	0	N/A

Scott J. Weber

SmallCap Value Fund II

Registered investment companies	12	971 mil	0	N/A

Other pooled investment vehicles	5	48 mil	0	N/A

Other accounts	143.	1,992 mil	0	N/A

Conflicts of Interest

A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Principal Small Cap Value II Fund may be presented with the following potential conflicts:

1)	a conflict between the investment strategy of the Principal Small Cap Value II Fund and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2)	a conflict in the allocation of the investment opportunities amongst accounts within the strategy employed by the Principal Small Cap Value II Fund.

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

	Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
	Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans
	and arrangements), describe with specificity the criteria on which that type of compensation is based,
	for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund
	pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is
	based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely

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or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Vaughan Nelson. Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group. In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis Global Asset Management’s long-term incentive program. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Funds and any other accounts managed.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Chris Wallis	SmallCap Value Fund II	none

	Scott Weber	SmallCap Value Fund II	none

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Sub-Advisor: Westwood

Other Accounts Managed

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the
	Total	in the	base the Advisory	Advisory Fee
	Number of	Accounts	Fee on	on Performance
	Accounts	(in $ millions)	Performance	(in $ millions)

Susan M. Byrne

LargeCap Value Fund III

Registered investment companies	13	1,773.72	n/a	n/a

Other pooled investment vehicles	10	905.32	n/a	n/a

Other accounts	95	3,034.48	1	364.15

Mark R. Freeman, CFA

LargeCap Value Fund III

Registered investment companies	13	1,801.81	n/a	n/a

Other pooled investment vehicles	11	923.28	n/a	n/a

Other accounts	67	2,311.50	3	580.11

Scott D. Lawson, CFA

LargeCap Value Fund III

Registered investment companies	14	1,861.76	n/a	n/a

Other pooled investment vehicles	10	787.67	n/a	n/a

Other accounts	77	2,145.96	1	364.15

Jay K. Singhania, CFA

LargeCap Value Fund III

Registered investment companies	11	1,675.58	n/a	n/a

Other pooled investment vehicles	6	651.68	n/a	n/a

Other accounts	65	2,300.30	3	580.11

Kellie R. Stark, CFA

LargeCap Value Fund III

Registered investment companies	15	1,845.46	n/a	n/a

Other pooled investment vehicles	10	912.24	n/a	n/a

Other accounts	98	3,071.00	1	215.96

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	201
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managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Funds’, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Westwood prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Westwood’s compensation package includes base salary, cash bonus, and equity-based incentive compensation as well as a full benefits package for all employees, including those involved in the product. Westwood annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry.

Percentages for each component of compensation are variable. Cash bonus awards are determined at year-end. The firm also offers a stock incentive program for all employees throughout the firm. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted each February and vest over a four- year period from the date of grant. As employees remain with Westwood, restricted stock grants can become meaningful components of their wealth creation, and due to the public nature of the share pricing, can be more visible and tangible to the grantee. Therefore, the granting of restricted stock not only serves as an effective tool in retaining talented individuals, it also serves as an effective tool in attracting other talented, seasoned professionals. As owners, our employees' interests are closely aligned with those of our stockholders and clients; as a result, we all succeed together.

202	Disclosure regarding Portfolio Managers	Principal Funds, Inc.
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In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is based upon the performance of individual stock recommendations and portfolio performance. Traders are evaluated on qualitative factors as well as quantitative factors, which include accuracy and execution of trading orders.

The analyst and portfolio manager cash bonus pool is determined by the firm's success, which is directly linked to total fund performance. In awarding cash bonuses for the investment professionals, we consider composite performance vs. a passive benchmark as well as industry peer group performance. In addition to measuring overall composite performance, we want to recognize and reward individual performance, regardless of timing and buy or sell decisions made by the Portfolio Team. For this reason, we track the individual buy and sell recommendations of each analyst and measure their performance against a predetermined universe of securities representing their assigned sector responsibilities.

Health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance packages including a 401(k) plan with employer matching, are provided to all Westwood employees.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
		Funds Managed by Portfolio Manager	Securities Owned by the
	Portfolio Manager	(list each fund on its own line)	Portfolio Manager

	Susan M. Byrne	Principal LargeCap Value Fund III	None

	Mark R. Freeman, CFA	Principal LargeCap Value Fund III	None

	Scott D. Lawson, CFA	Principal LargeCap Value Fund III	None

	Jay K. Singhania, CFA	Principal LargeCap Value Fund III	None

	Kellie R. Stark, CFA	Principal LargeCap Value Fund III	None

Principal Funds, Inc.	Disclosure regarding Portfolio Managers	203
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APPENDIX A Description of Bond Ratings: Moody's Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Aa: A: Baa:

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: B: Caa: Ca: C:

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk.

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicateSAMid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings:

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

204	APPENDIX A	Principal Funds, Inc.
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Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest- rated issues only in small degree.

A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.

BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:

Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:

Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation aSAMatter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

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APPENDIX B

Proxy Voting Policies

The proxy voting policies applicable to each Fund appears in the following order:

The Manager’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

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Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a
fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It
sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S.
and non-U.S. securities.

2.	Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.
AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company.
We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies

Dated: March 2008

amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected.
We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers)
or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, w e will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.
Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, w e will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation.
We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.
We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

	2.9.	Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.
We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures
	3.1.	Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies.
When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

	3.2.	Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting)
how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A)
the nature of AllianceBernstein’s and our employees’ material business and personal relationships
(and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of
(including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to red uce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example,

AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.
Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their
AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance
Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit
AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange
Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

American Century Investments
PROXY VOTING POLICIES

American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the “Adviser”) are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.

General Principles

In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

Specific Proxy Matters

A.	Routine Matters

	1.	Election of Directors

		a.	Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management’s director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly- announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser’s clients are significant holders of a company’s voting securities, management’s recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

		b.	Committee Service. The Adviser will withhold votes for non- independent directors who serve on the audit, compensation and/or nominating committees of the board.

		c.	Classification of Boards. The Adviser will support proposals

American Century Investments	Proxy Voting Policies

that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

d. Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances
accountability to shareholders.

e. Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in
paragraphs (a) through (d) above.

2.Ratification of Selection of Auditors
The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the
company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the
independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the
company's financial position.

B.	Equity-Based Compensation Plans
The Adviser believes that equity-based incentive plans are
economically significant issues upon which shareholders are
entitled to vote. The Adviser recognizes that equity-based
compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize
shareholder value. The Adviser will conduct a case-by-case
analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or
amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the
Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for
example, are generally approved.

The Adviser will generally vote against the adoption of plans or

American Century Investments	Proxy Voting Policies

plan amendments that:

  provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti- Takeover Proposals" below);
  reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
  establish restriction periods shorter than three years for restricted stock grants;
  do not reasonably associate awards to performance of the company; and
  are excessively dilutive to the company.
C.	Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.Cumulative Voting
The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority
shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them.
However, the Adviser does not necessarily vote against the re-
election of staggered boards.

3."Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the

American Century Investments	Proxy Voting Policies

ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and
restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The
argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for
acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against
proposals to grant preemptive rights, and for proposals to
eliminate preemptive rights.

5.Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing
shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business
prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-
takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper
corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or
additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on

American Century Investments	Proxy Voting Policies

a case-by-case basis, and will be voted affirmatively if
management has provided sound justification for the increase.

7."Supermajority" Voting Provisions or Super Voting Share
Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority"
(ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The
Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders
disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8."Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures.
The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.Limiting the Right to Call Special Shareholder
Meetings.
The incorporation statutes of many states allow minority
shareholders at a certain threshold level of ownership (frequently
10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the
company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals
attempting to eliminate this right and for proposals attempting to restore it.

10.	Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan
(also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

American Century Investments	Proxy Voting Policies

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench"
management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a
takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The
Adviser will generally vote against all forms of poison pills.

We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in
reasonable amounts probably has only a slight anti-takeover
effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as
Pennsylvania, Ohio and Indiana) now provide some type of
legislation that greatly discourages takeovers. Management
believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

We will examine reincorporation proposals on a case-by-case basis.
If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When
reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.

13.	Confidential Voting
Companies that have not previously adopted a "confidential voting"
policy allow management to view the results of shareholder votes.
This gives management the opportunity to contact those
shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting
enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision.
Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only

American Century Investments	Proxy Voting Policies

way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the
incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.

14.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more
difficult to acquire a corporation organized in that state. The
Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential
acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.

C.	Other Matters

1.Shareholder Proposals Involving Social, Moral or Ethical Matters

The Adviser will generally vote management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in
Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a
proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better
addressed outside the corporate arena, and will vote with
management’s recommendation; in addition, the Adviser will
generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a
corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it

American Century Investments	Proxy Voting Policies

will vote in favor of anti-greenmail proposals.

3.Indemnification
The Adviser will generally vote in favor of a corporation's
proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements.
Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.Directors’ Stock Options Plans
The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.Director Share Ownership
The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such
ownership should be at the discretion of Board members.

Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel

American Century Investments	Proxy Voting Policies

regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case)
voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American
Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American
Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the LIVESTRONG funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund)
will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989
Revised 12/05/1991
Revised 2/15/1997
Revised 8/1/1999
Revised 7/1/2003
Revised 12/13/2005
Revised 11/29/2006 (KC Board)
Revised 03/08/2007 (MV Board)

American Century Investments	Proxy Voting Policies

Schedule A
Registered Investment Advisers

INVESTMENT ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT

Proxy Voting

Policy

AXA Rosenberg, as a matter of policy and as a fiduciary to its clients, has the responsibility to vote proxy proposals on behalf of its clients in a manner that is reasonably anticipated to further the best economic interests of those clients and that is consistent with enhancing shareholder value.

The Firm’s policy and practice include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to disclose any potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, the Firm has no authority and will not vote any proxies for the portfolios of those clients.

AXA Rosenberg will accommodate clients who delegate proxy voting responsibility to the Firm but also wish to retain their proxy voting rights according to their own proxy policy or on specific proxy issues.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC-registered investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Office of the Global CIO has the responsibility for implementing and monitoring the Firm’s proxy voting policy and practices. Legal and Compliance are responsible for AXA Rosenberg’s disclosures and record keeping of the Firm’s proxy voting.

Procedure

Voting Procedure

AXA Rosenberg has retained third-party service providers (the “Service Providers”) to assist the Firm in coordinating and voting proxies with respect to client securities. After it is deemed that AXA Rosenberg will vote proxies on behalf of a client, the Firm notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information.

Service Providers will:

• Keep a record of each proxy received

• Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates

  Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place
  Be monitored periodically by designated officers of AXA Rosenberg to ensure that the proxies are being properly voted and that appropriate records are being retained
  Be the sole source from which AXA Rosenberg accepts direction as to how to vote individual proxies for whom the Firm has voting responsibility, with the exception of direction from a client as to how to vote proxies for that client’s account

Disclosure

AXA Rosenberg reports in its Disclosure Document the Firm’s proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies and may request a copy of the Firm’s policy.

Client Requests for Information

Employees should forward to Client Services all client requests for information regarding proxy votes, policies, and procedures. In response to a request, Client Services will provide the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, AXA Rosenberg will vote proxies in the best interest of each particular client.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, the Firm may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. The Firm believes its duty is to vote proxies in the best interest of its clients. Therefore, by voting in accordance with the Service Providers’ guidelines, AXA Rosenberg avoids conflicts of interest because the Firm votes pursuant to a predetermined policy based on the recommendation of an independent third party.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AXA Rosenberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent the Firm from voting such proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cutoff date for voting. Other markets require the Firm (or its Service Providers) to provide local agents with a power of attorney prior to implementing the

Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to try to vote all proxies for securities held in client accounts for which the Firm has proxy voting authority, in the case of non-US issuers, the Firm votes proxies on a best-effort basis.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Proxy Voting

BHMS has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Risk Metrics Group (RMG) for corporate governance research and uses RMG’s policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

  BHMS’ Proxy Oversight Committee reviews and reevaluates RMG’s policies. Policy modifications and updates implemented by RMG will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.
  The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

  All proxies will be voted uniformly in accordance with RMG recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and ensure our policy is observed, implemented properly and amended or updated, as appropriate, including:

  BHMS sends a daily electronic transfer of all stock positions to RMG.
  RMG identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
  The proxy coordinator reviews each proxy proposed and re-evaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
  RMG verifies that every vote is received, voted and recorded.
  BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
  All voting records are retained on the network, which is backed up daily. RMG retains records for seven years.
  BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing: clientservices@barrowhanley.com.
  BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

BHMS will maintain a record of the voting resolution of any conflict of interest.

The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

These policies and procedures and any amendments;

A record of each vote cast; and

Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

As of December 31, 2008

BLACKROCK, INC.
Portfolio Compliance – Guideline Monitoring Policies and Procedures

I.		INTRODUCTION

BlackRock, Inc. (“BlackRock”) has developed a highly automated compliance process to ensure that client portfolios and mutual funds (“accounts”) are managed in accordance with their stated
guidelines and applicable regulatory requirements. This Portfolio Compliance Policy and the following procedures have been implemented to ensure that accounts are managed in accordance with client investment guidelines and applicable regulatory requirements.

BlackRock’s Portfolio Compliance Group (“Portfolio Compliance”) reports to the Head of
Institutional Administration and is within BlackRock’s Administration Group (“AMG”). BlackRock’s primary compliance platform is based on the firm’s proprietary Aladdin system. Besides the
Aladdin system, BlackRock uses several non-proprietary trade management systems (e.g.,
MacGregor, Charles River) to address the needs of its global trading network and some of these systems provide varying levels of compliance capability. In EMEA, the firm also utilizes Charles
River, a non-proprietary compliance system. Portfolio Compliance implements each account’s investment guideline restrictions into the BlackRock compliance systems (Aladdin and Moxy) and ensures similar implementation by other responsible parties with respect to non-proprietary systems (e.g., MacGregor, Charles River). Portfolio Compliance then monitors compliance with the client guidelines and trading restrictions through the use of these systems.

II.		NEW ACCOUNT REVIEW AND COMPLIANCE SYSTEM SETUP

Once an account is set up in BlackRock’s internal Assignment Data Access & Maintenance system
(“ADAM”), a “new account block” will be coded into the applicable compliance system, which will prevent the account from trading. Only Portfolio Compliance is able to remove this block.

Each new account will receive a formal review of its investment guidelines by the client’s Account
Management team within AMG. In addition, a New Account Review Meeting will be held prior to an account’s commencement to review a New Account Review Memo. The New Account Review Memo
will contain all relevant client account information, including the account’s investment guidelines and restrictions. The New Account Review Meeting will include all relevant units of BlackRock, including Client Service, Portfolio Management (“PMG”), Risk & Quantitative Analysis,
Administration, Finance, Portfolio Compliance, Cash Management, Pricing and Operations.

Prior to an account funding, Portfolio Compliance will review the New Account Review Memo and the client investment guidelines to resolve any ambiguities or issues with the Account
Management team. For the proprietary Aladdin compliance system, Portfolio Compliance will then code the initial compliance setup and send out an email to appropriate groups, informing them that compliance monitoring has been set up. For non-proprietary systems, Portfolio Compliance will collaborate with responsible groups (e.g., trading operations group for MacGregor) to ensure implementation of the compliance setup.

	A.	Aladdin Compliance

Portfolio Compliance will translate each investment guideline into BlackRock’s proprietary query language (“BQL”) to allow the trading system to automatically identify compliance exceptions.
BQL allows users to write logical compliance statements based upon data fields within BlackRock’s database. The BQL statements restrict or question each trade as it is entered into the trading

Copyright © 2008 BlackRock, Inc.
All rights reserved.	1

system. Similar BQL statements are utilized in portfolios that share guidelines, while other statements are tailored to the specific needs/requirements of individual accounts.

The appropriate representative from the Account Management team will review the compliance setup (description fields of the BQL) and contact Portfolio Compliance with any questions or comments.

Portfolio Compliance will check specific items in ADAM against the client guidelines to ensure that
AMG has populated the appropriate fields correctly. If there are any discrepancies, Portfolio
Compliance will notify AMG to correct the field in ADAM.

A second member of Portfolio Compliance will review the New Account Review Memo, client investment guidelines and the compliance monitoring setup to verify that the appropriate tests have been entered. Compliance checks will be run at the account’s funding date and at the time the account compliance monitoring setup is finalized to identify any inherited securities that do not conform to the client’s investment guidelines. The Account Management team will work with the client to resolve any issues in setting up the account involving inherited securities.

A New Account checklist will be completed by each person who has responsibility for a part of the new account process, and reviewed and signed off by a Managing Director in each of AMG and PMG acknowledging that the appropriate steps were taken.

III.	TRADE LEVEL/PORTFOLIO LEVEL COMPLIANCE MONITORING

A compliance module typically consists of two main interfaces: the Trade Level and Portfolio
Level.

	A.	Trade Level Compliance

BlackRock’s proprietary system, Aladdin, is hard coded with restrictions and warnings on specific security types at trade entry. Each security is therefore checked on a real-time basis as a portfolio manager enters transactions. The Trade Level tests mainly ensure adherence to investment guidelines pertaining to security types, ratings, and prohibited transactions or counterparties.

The Aladdin Dashboard monitoring system allows professionals in PMG, Operations, AMG and
Portfolio Compliance to monitor all transactions in real time and track the progress of each trade through the trade process.

The non-proprietary systems utilized by BlackRock generally follow a similar process. The Trade
Level tests are typically geared toward restrictions at the issuer level or to counterparties.

	B.	Portfolio Level Compliance

For Aladdin, Portfolio Level compliance repeats all of the compliance tests checked at the Trade
Level and, in addition, performs “Portfolio Level tests” that are measured against the whole portfolio (e.g., sector allocations, percentage tests, diversification tests and issuer limits). These tests are run overnight based on the end-of-day positions and reported on a T+1 basis. The non-
proprietary compliance systems utilized by BlackRock are similarly run overnight and check the aggregate of the portfolio holdings weighed against set limits.

2

	C.	Test “Haircuts” or Warning Thresholds

In coding compliance system rules for valuation or concentration tests, Portfolio Compliance may set a threshold on the test rule to generate an early “warning” as the value approaches the limitation. The design and placement of any such warning thresholds is based upon many factors, including, but not limited to: the attributes specific to the particular rule, the needs of the respective product or business area, and the experience and judgment of Portfolio Compliance staff.

	D.	Trade Block Overrides

In the Aladdin platform, the trading engine checks automated compliance rules at the time of trade or order entry and generates hard restrictions. It may also generate soft warnings as necessary. Soft warnings may be read and bypassed by the trader or portfolio manager, while hard restrictions result in a stop of the trade or order flow. In the event of a hard restriction, the trade or order may be overridden by an authorized member of Portfolio Management or may be allowed to proceed to the next phase of the order flow by Portfolio Compliance. The population of such authorized persons is generally composed of Portfolio Compliance staff, as well as
Managing Directors within PMG, or other head-of-the-desk or key individuals in certain locations as needed. Upon performing an override, a reason documenting the event must be posted prior to being accepted by the trading system, and the information is stored in the Aladdin database.

The Aladdin system rechecks all compliance rules at the time of trade confirmation by Trade
Operations during the trade flow process as an independent double check. In the event of a hard restriction, it must again be reviewed and overridden by Portfolio Compliance. No members of
Trade Operations are granted override permissions.

Similar processes are in place for other front-end trading systems in use within BlackRock, such as
Moxy and MacGregor for certain equity products, though variations will exist due to product-
specific nuances or functionality provided by the third-party system’s design and implementation.

IV.		DAILY MONITORING AND REPORTING

For Aladdin, Portfolio Compliance utilizes the Portfolio Level compliance system each day to monitor investment guidelines and prepares reports to be distributed by e-mail to all relevant parties within BlackRock highlighting situations that are “warnings,” when a holding is close to a restriction level, or “issues,” when a guideline appears to have been exceeded. The tests at the
Portfolio Level set with “haircuts” will provide portfolio managers notification when an account approaches an investment limit. In addition, there are a number of compliance tests that are not system generated, but will be manually calculated by Portfolio Compliance.

The non-proprietary systems utilized by BlackRock also provide varying degrees of functionality with respect to alerting its users of “issues” or “warnings”.

V.		RESOLVING COMPLIANCE WARNINGS AND ISSUES; ESCALATION

After a compliance issue has been communicated, whether by daily email in the Aladdin environment or via dashboard or other applicable mediums in non-Aladdin systems, members of
Portfolio Compliance will remain in contact with the appropriate portfolio managers and the
Account Management Group until the issue is resolved. In the Aladdin environment, if Portfolio
Compliance deems necessary, issues reported on the daily compliance emails that remain unresolved for a period of time (presently two days) may be elevated to senior members of AMG,
PMG and the Legal and Compliance Department. If the compliance issue requires immediate client

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notification, AMG will be made aware of the issue, and will notify the client with a recommended course of action (e.g., whether a downgraded security should be held or sold). BlackRock and the client will then agree on a course of action that will be documented by AMG.

Revised:	September 30, 2006
April 27, 2007
November 23, 2007
December 1, 2007
May 15, 2008

4

     CAUSEWAY CAPITAL MANAGEMENT LLC PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Fund”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services (“ISS”) ProxyMaster for research, which assists the decision-making process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

January 29, 2007

Causeway generally votes for:

  distributions of income
  appointment of auditors
  director compensation, unless deemed excessive
  boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.
  Causeway generally opposes cumulative voting and attempts to classify boards of directors.
  financial results/director and auditor reports
  share repurchase plans
  changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

  amendments to articles of association or other governing documents changes in board or corporate governance structure
  changes in authorized capital including proposals to issue shares compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis.
  Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
  debt issuance requests
  mergers, acquisitions and other corporate reorganizations or restructurings changes in state or country of incorporation
  related party transactions

January 29, 2007

Causeway generally votes against:

  anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

  social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii)

January 29, 2007

subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

  If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
  If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

January 29, 2007

Columbus Circle Investors

PROXY VOTING POLICY
2006

I. Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II. Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A. Management Proposals:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

f	"Normal" elections of directors

f	Approval of auditors/CPA

f	Directors' liability and indemnification

f	General updating/corrective amendments to charter

f	Elimination of cumulative voting

f	Elimination of preemptive rights

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

f	Capitalization changes that eliminate other classes of stock and voting rights

f	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

f	Stock purchase plans with an exercise price of not less than 85% FMV

f	Stock option plans that are incentive based and not excessive

f	Reductions in supermajority vote requirements

f	Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

f	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

f	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

f	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

f	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

f	Classified or single-slate boards of directors

f	Reincorporation into a state that has more stringent anti-takeover and related provisions

f	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

f	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

f	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

f	Amending articles to relax quorum requirements for special resolutions

f	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

f	Re-election of director(s) who holds offices of chairman and CEO

f	Re-election of director(s) who serve on audit, compensation and nominating committees

f	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

f	Adoption of option plans/grants to directors or employees of related companies

f	Lengthening internal auditors’ term in office to four years

B. Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

f	Auditors should attend the annual meeting of shareholders

f	Election of the board on an annual basis

f	Equal access to proxy process

f	Submit shareholder rights plan poison pill to vote or redeem

f	Undo various anti-takeover related provisions

f	Reduction or elimination of super-majority vote requirements

f	Anti-greenmail provisions

f	Submit audit firm ratification to shareholder votes

f	Audit firm rotations every five or more years

f	Requirement to expense stock options

f	Establishment of holding periods limiting executive stock sales

f	Report on executive retirement benefit plans

f	Require two-thirds of board to be independent

f	Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

f	Requiring directors to own large amounts of stock before being eligible to be elected

f	Restoring cumulative voting in the election of directors

f	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

f	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

f Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

f	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

f	Requirements that stock options be performance-based

f	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

f	Shareholder access to nominate board members

f	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

Effective Date: February 1, 2008

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED

Introduction

     Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFAA”) (Dimensional, DFAL and DFAA are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

     The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

     The following Proxy Voting Policies and Procedures (the “Policy”) will apply to proxies received by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

     Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines which will change from time to time (the “Guidelines”). The Guidelines have been developed by Institutional Shareholder Services, an independent third party service provider (“ISS”) except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to vote counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

     The Advisor may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients including those held by socially screened portfolios or accounts.

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     The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted. Although the Advisors may consider the recommendations of third party proxy service providers on proxy issues, the Advisors remain ultimately responsible for all proxy voting decisions.

Procedures for Voting Proxies

     The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

     Generally, the Advisors analyze proxy statements on behalf of their clients and vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will vote the client’s proxies pursuant to the client’s guidelines.

     Each Advisor votes (or refrains from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

     In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote.

     Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

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International Proxy Voting

     While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

     With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors determine whether to vote proxies of non-U.S. companies on a client by client basis, and generally implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

     Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

     In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any personal conflict of interest (e.g., familial relationship with company management)

1	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

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the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

     If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client.2 If the client has not provided the Advisor with voting instructions within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.

Availability of Proxy Voting Information and Recordkeeping

     Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

     The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

     Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities Inc. ("DFAS”) or an affiliate of Dimensional or DFAS.

     The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for

2	In the case of a client that is a Dimensional Investment Company, a Committee member will determine if any conflict of interest may exist, regardless of whether the conflict is material. If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the conflict to the Dimensional Investment Company's Board of Directors/Trustees or an authorized committee of the Board and vote the proxy in accordance with the direction of such Board or committee.

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the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

     Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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EXHIBIT A

PROXY VOTING GUIDELINES

See Attached

Copyright © 2007 by RiskMetrics Group	A-1

ISS Governance Services

Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008

1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent;
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud;
misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
The tenure of the audit firm;
The length of rotation specified in the proposal;
Any significant audit-related issues at the company;
The number of audit committee meetings held each year;
The number of financial experts serving on the committee; and
Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse;
Sit on more than six public company boards; *
Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

* Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

Copyright © 2007 by RiskMetrics Group A-2

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
The company is a Russell 3000 company that underperformed its industry group (GICS group)
under ISS’ “Performance Test for Directors” policy;
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the audit committee if:
The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
Poor accounting practices are identified which rise to a level of serious concern, such as: fraud;
misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
There is a negative correlation between the chief executive’s pay and company performance;
The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
The company fails to submit one-time transfers of stock options to a shareholder vote;
The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

Copyright © 2007 by RiskMetrics Group A-3

The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
Two-thirds independent board;
All independent key committees;
Established governance guidelines;
The company should not have underperformed both its peers and index on the basis of both one-
year and three-year total shareholder returns*, unless there has been a change in the
Chairman/CEO position within that time; and
The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures
(one- and three-year on industry peers and index).

Copyright © 2007 by RiskMetrics Group A-4

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy)
that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
The ownership threshold proposed in the resolution;
The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
The election of fewer than 50 percent of the directors to be elected is contested in the election;
One or more of the dissident’s candidates is elected;
Shareholders are not permitted to cumulate their votes for directors; and
The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
Shareholders have approved the adoption of the plan; or
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A

Copyright © 2007 by RiskMetrics Group A-5

poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
No lower than a 20 percent trigger, flip-in or flip-over;
A term of no more than three years;
No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill
90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer)
reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale - Does the deal make sense strategically? From where is the value derived?
Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value

Copyright © 2007 by RiskMetrics Group A-6

transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
The reasons for reincorporating;
A comparison of the governance provisions;
Comparative economic benefits; and
A comparison of the jurisdictional laws.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
Rationale;
Good performance with respect to peers and index on a five-year total shareholder return basis;
Absence of non-shareholder approved poison pill;
Reasonable equity compensation burn rate;
No non-shareholder approved pay plans; and
Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote
AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders;
It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Copyright © 2007 by RiskMetrics Group A-7

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
The total cost of the company’s equity plans is unreasonable;
The plan expressly permits the repricing of stock options without prior shareholder approval;
There is a disconnect between CEO pay and the company’s performance;
The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:
Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);
Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure
(e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);
Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;
New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);
Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-
control or severance payments, especially those with a multiple in excess of 3X cash pay;
-	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
-	Change-in-control payouts without loss of job or substantial diminution of job duties
(single-triggered);
-	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
Copyright © 2007 by RiskMetrics Group A-8

Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-
paid named executive officer);
Other excessive compensation payouts or poor pay practices at the company.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
Director stock ownership guidelines with a minimum of three times the annual cash retainer.
Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or
-	Deferred stock payable at the end of a three-year deferral period.
Mix between cash and equity:
-	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or
50 percent cash/50 percent equity; or
-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
No retirement/benefits and perquisites provided to non-employee directors; and
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and
The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value; or
Offering period is greater than 27 months; or
The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Copyright © 2007 by RiskMetrics Group A-9

Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-
BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);
Length of time of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:
Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
Rationale for the re-pricing--was the stock price decline beyond management's control?
Is this a value-for-value exchange?
Are surrendered stock options added back to the plan reserve?
Option vesting--does the new option vest immediately or is there a black-out period?
Term of the option--the term should remain the same as that of the replaced option;
Exercise price--should be set at fair market or a premium to market;
Participants--executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-
only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Copyright © 2007 by RiskMetrics Group A-10

Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
Executive officers and non-employee directors are excluded from participating;
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-
money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing
TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
Eligibility;
Vesting;
Bid-price;
Term of options;
Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Copyright © 2007 by RiskMetrics Group A-11

Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:
Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
What aspects of the company’s annual and long-term equity incentive programs are performance-
driven?
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
Can shareholders assess the correlation between pay and performance based on the current disclosure?
What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a
“substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

Copyright © 2007 by RiskMetrics Group A-12

Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
An executive may not trade in company stock outside the 10b5-1 Plan.
Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
If the company has adopted a formal recoupment bonus policy; or
If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
The triggering mechanism should be beyond the control of management;
The amount should not exceed three times base amount (defined as the average annual taxable
W-2 compensation during the five years prior to the change of control);
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
Whether the company has adequately disclosed the financial risks of the lending products in question;
Whether the company has been subject to violations of lending laws or serious lending controversies;
Peer companies’ policies to prevent abusive lending practices.

Copyright © 2007 by RiskMetrics Group A-13

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
The existing level of disclosure on pricing policies;
Deviation from established industry pricing norms;
The company’s existing initiatives to provide its products to needy consumers;
Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
Current regulations in the markets in which the company operates;
Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
The current level of disclosure on this topic.

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
The company’s level of disclosure is comparable to or better than information provided by industry peers; and
There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
The company is in compliance with laws governing corporate political activities; and

Copyright © 2007 by RiskMetrics Group A-14

The company has procedures in place to ensure that employee contributions to company-
sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:
Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
The company has formally committed to the implementation of a reporting program based on
Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Copyright © 2007 by RiskMetrics Group A-15

2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008

The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS
Governance Services (“ISS”) Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
There are concerns about the accounts presented or audit procedures used; or
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
There are serious concerns about the accounts presented or the audit procedures used;
The auditors are being changed without explanation; or
Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
There are serious concerns about the statutory reports presented or the audit procedures used;
Questions exist concerning any of the statutory auditors being appointed; or
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

16

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
Adequate disclosure has not been provided in a timely manner;
There are clear concerns over questionable finances or restatements;
There have been questionable transactions with conflicts of interest;
There are any records of abuses against minority shareholder interests; or
The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

Copyright © 2007 by RiskMetrics Group A-17

ISS Classification of Directors – International Policy 2008

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than
10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3] );
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Independent NED
• No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-
children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services;
consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues
(the recipient is the party receiving the financial proceeds from the transaction).
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United
Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Copyright © 2007 by RiskMetrics Group A-18

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a
CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
There are serious questions about actions of the board or management for the year in question; or
Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure
Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Copyright © 2007 by RiskMetrics Group A-19

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:
Clear evidence of past abuse of the authority is available; or
The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Copyright © 2007 by RiskMetrics Group A-20

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
While the fairness opinion may provide an initial starting point for assessing valuation reasonableness,
ISS places emphasis on the offer premium, market reaction, and strategic rationale.
Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Copyright © 2007 by RiskMetrics Group A-21

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Copyright © 2007 by RiskMetrics Group A-22

Edge Asset Management, Inc.

Proxy Voting
Dated: February 2009

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies for portfolio securities in the best interests of its clients. Edge maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Edge’s proxy policies and practices. Its policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe their proxy voting policies and procedures to clients and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Operations Manager has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Procedure Summary

Edge has adopted procedures to implement the firm’s policy and periodically reviews and monitors the procedures to ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures

Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to an expert proxy voting organization, Risk Metrics Group (“RMG”).

RMG provides policy guidelines and proxy research and analysis in addition to proxy voting. RMG provides Edge with the opportunity to override any proxy proposal that Edge feels is not in the best interest of the client.

2.	Disclosure

Edge’s proxy voting policy and procedures are based on RMG’s Standard Proxy Voting Guidelines and are provided to each client which elects to delegate such authority to Edge. At such client’s discretion, Edge’s policy and procedures will be disclosed in either the client’s Statement of Additional Information (“SAI”) or on its web site.

3.	Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Operations Manager to coordinate an appropriate response.

4.	Voting Guidelines

RMG will vote proxies in the best interests of the client. RMG will vote all proxies from a specific issuer the same way for each client.

RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

RMG will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

In reviewing proposals, the opinions of management, the effect on shareholder value and the issuer’s business practices will be considered.

5.	Conflicts of Interest

If RMG or Edge abstains from voting a proxy due to a conflict or if Edge elects to override an RMG recommendation, it will seek to identify and evaluate whether any conflicts of interest that may exist between the issuer and Edge, its employees and clients.

The resolution will be determined by the Chief Compliance Officer (“CCO”), Chief Investment Officer (“CIO”), and Investment Administrative Officer (“IAO”) who will review the information and determine if a material conflict exists. If a material conflict is determined to exist, the IAO will disclose the conflict to the affected clients, and request instruction from the client as how to vote the proxy.

Edge will maintain a record of the voting resolution of any conflict of interest.

6.	Recordkeeping

The Investment Operations Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement. The retention of certain proxy records may be satisfied through reliance on a third party such as RMG or EDGAR.

Records to be maintained include but are not limited to;

  These policies and procedures and any amendments;
  A copy of each proxy statement that Edge receives regarding client securities, records to be maintained by RMG on behalf of Edge.
  A record of each vote that Edge casts;
  Any document Edge created that was material to making a decision how to vote proxies;
  A copy of each written request from a client for information on how Edge voted such client’s proxies, a copy of any written response; and all client communication regarding proxies
  A record of each potential and material conflict of interest identified by the adviser. Such record shall include a summary of the conflict and actions taken to resolve it.
  The record shall also include any analysis of the conflict and rationale considered when making a decision to vote the proxy.
Historical Policies: Revised January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC. PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

	a.	Compensation

	b.	Corporate Expansion

	c.	Dividend Policy

	d.	Free Cash Flow

	e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

	f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation
EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.
These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures.	These are measures designed to entrench
management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote
Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt

Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution:
Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote
Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of
Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote
and protect the shareholder interests.	Directors should not allow other
considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called

“sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan

(Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote

Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes.
Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.
Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Summary of Proxy Voting Policies and Procedures

Introduction

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected c1ient(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies.

Voting Agent

Essex has contracted with an independent third party provider of proxy voting and corporate governance services (“proxy agent”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The proxy agent specializes in providing a variety of fiduciary-level services related to proxy voting. The proxy agent researches proxy issues and then independent from Essex executes votes.

Essex has adopted the proxy agent's proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines.

Details of the proxy agents' proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Chief Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex's Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), proxy agent's proxy voting policies as Essex's own proxy voting policies. Any changes to the proxy agent voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest

As noted, Essex has an agreement with a proxy agent as an independent proxy voting agent and has adopted the proxy agent's proxy voting policies. The adoption of the proxy agent's proxy voting policies which provide pre-determined policies for voting proxies was designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the proxy agent itself may have a material conflict with respect to a proxy vote that it is voting on Essex's clients' behalf. In those situations, the proxy agent will fully or partially abstain from voting the proxy and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex's Committee and Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the proxy agent.

In both of the preceding circumstances, the Committee and Essex's Chief Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients.

Proxy/Shareblocking

In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

How to Obtain Voting Information

Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Essex at, (617) 342-3200 or proxyvoting@essexinvest.com <mailto:proxyvoting@essexinvest.com>.

October 2003

Goldman Sachs Asset Management

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

     For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in

2

connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

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GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the
“Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for
Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent,
Fees for non-audit services are excessive, or
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the

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proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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8. Capital Structure a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

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Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: Purchase price is at least 85 percent of fair market value; Offering period is 27 months or less; and Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

As of January 1, 2007

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.

II.	Proxy Voting Procedures

Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting. Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Chief Financial Officer. Portfolio Accountants will:

(a) download share information from client's custodian through ADP Proxy Edge;

(b) reconcile share information between Jacobs Levy’s accounting records and the custodian's records and resolve any variances; and

(c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge. Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary). Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.

Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Chief Financial Officer and the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines

Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS’ recommendations, except as provided in (a) - (d) below:

	(a)	There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

	(b)	It is Jacobs Levy’s belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

	(c)	In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

	(d)	Any issue with a new ISS proxy issue code will be forwarded to one of the Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.

IV.	Conflicts of Interest

	(a)	The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

	(b)	If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

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V.	Disclosure

	(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Chief Compliance Officer, Heath N. Weisberg, via email or telephone at heath.weisberg@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

	(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI.	Recordkeeping

The Manager of Portfolio Accounting and Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

	(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.

	(b)	A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

	(c)	A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

	(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

	(e)	A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

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Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of	For
Auditors
M1050	Receive Financial Statements and Statutory Reports	For

MANAGEMENT PROPOSALS – DIRECTOR RELATED

Issue
Code	Description	Vote

M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against

MANAGEMENT PROPOSALS – CAPITALIZATION

Issue
Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS – NON-SALARY COMP.

Issue
Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For

MANAGEMENT PROPOSALS – ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of	Against
Directors
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender	Against
Offer or Share Exchange Offer

SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - DIRECTOR RELATED

Issue
Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against

SHAREHOLDER PROPOSALS - CORP GOVERNANCE

Issue
Code	Description	Vote

S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For

SHAREHOLDER PROPOSALS - COMPENSATION

Issue
Code	Description	Vote

S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For
S0519	Establish SERP Policy	Against
S0520	Pay-For-Superior-Performance	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES
Issue
Code	Description	Vote

S0602	Report of Bank Lending Policies	Against

SHAREHOLDER PROPOSALS - OTHER/MISC.
Issue
Code	Description	Vote

S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstancesdictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. 2 _______________________
¹ 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote

JPMorgan Asset Management Corporate Governance

certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C. The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  removing certain JPMAM personnel from the proxy voting process;
  “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  a copy of the JPMAM Proxy Voting Procedures and Guidelines;
  a copy of each proxy statement received on behalf of JPMAM clients;
  a record of each vote cast on behalf of JPMAM client holdings;
  a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
  a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
  a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc. JPMorgan Chase Bank, N.A.

JPMorgan Asset Management (UK) Limited J.P. Morgan Investment Management Inc. JF Asset Management Limited JF Asset Management (Singapore) Limited JF International Management Inc.

Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or
ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence
(such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry;
management’s track record; background to the proxy contest; qualifications of director nominees
(both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and
number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-
hand poison pill).

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

• Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

• 2/3 of independent board;

• All-independent key committees;

• Committee chairpersons nominated by the independent directors;

• CEO performance is reviewed annually by a committee of outside directors; and

• Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.
Performance will be measured according to shareholder returns against index and peers.
6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a
"lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size
Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.
No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.
Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—
even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted
on. Specifically, if the company has negative one- and three-year total shareholder returns, and its
CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation
10a. Reincorporation Outside of the United States
Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price
(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and
changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts,
“going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-
by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination. Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

JPMorgan Asset Management Corporate Governance

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  a pending acquisition or sale of a substantial business;
  financial results that are better or worse than recent trends would lead one to expect;
  major management changes;
  an increase or decrease in dividends;
  calls or redemptions or other purchases of its securities by the company;
  a stock split, dividend or other recapitalization; or
  financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PROXY VOTING PROCEDURES

I. INTRODUCTION

     Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94 -2 (July 29, 1994).

II. STATEMENT OF POLICIES AND PROCEDURES

A.

Client's Best Interest

LACM’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf, thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis, voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

B.

Case-by-Case Basis

Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

C.

Conflicts of Interest

Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM’s interests and those of our clients. Most votes are based on a pre- determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.

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D.	Limitations

1. Limited Value. LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Special Considerations. Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

a. Mutual Funds

(1) Proxies will be voted in accordance with the requirements of the
Securities Act of 1933, the Securities Exchange Act of 1934, and the
Investment Company Act of 1940.[4]

(2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

(3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

b. ERISA Accounts

(1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

(2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

E.

Client Direction

LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client’s wishes particularly when it is different from the adviser's policies and procedures.

F.

Basis for Formulation

LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program. Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm’s accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

June 6, 2008

1. Source of Information. The adviser may conduct research internally and/or use the resources of an independent research consultant.

2. Information. The adviser's policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

G.	Shareholder Activism The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

H.	Availability of Policies and Procedures LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

I.	Disclosure of Vote Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

1. Clients LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

2. Third Parties LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.

III. RESPONSIBILITY AND OVERSIGHT

A.	Designated Individual or Committee LACM has designated the Director of

Operations the responsibility for administering the proxy voting process, and the Chief Compliance Officer the responsibility for its oversight. In addition a Proxy Committee formally approves and reviews all proxy guidelines and meets to discuss any material issues regarding the proxy voting process.

B.	Duties of the Director of Operations, Chief Compliance Officer and/or the Proxy
Committee.

1. Develop, authorize, implement and update the policies and procedures;

2. Oversee the proxy voting process;

3. Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

4. Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

5. The committee will meet as necessary to fulfill its responsibilities.

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IV. PROCEDURES

A.	Client Direction LACM’s responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.

1. ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

2. Change in Client Direction. LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

B.	Process of Voting Proxies

1. Obtain Proxy Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly to Glass, Lewis
& Co., the voting delegate.

a. Securities Lending. LACM may recall securities that are part of a securities lending program for materially important votes.

2. Match Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

3. Categorize Each proxy is reviewed and categorized according to issues and the proposing parties.

4. Conflicts of Interest Each proxy is reviewed by the proxy administrator or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote,
LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.

5. Vote Glass, Lewis & Co. then votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

6. Review Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client

June 6, 2008

accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.

C.	Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.

I . Documentation. Glass, Lewis & Co. will document any decision to delegate its voting authority to a voting delegate.

	2.	Final Authority. Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.

	3.	Consistency. LACM has verified that Glass, Lewis & Co.'s procedures are consistent with LACM's policies and procedures.

	4.	Reports. Glass, Lewis & Co. uses an online system where LACM has access to all proxy ballots and votes, therefore, we are able to generate any report, as needed, at any time.

D.	Recordkeeping

	1.	Section 204 Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

	2.	Contents

a. As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2)
proxy statements received regarding client securities (maintained at Glass, Lewis
& Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and LACM’s written response to any (written or oral) client request for such records.

b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL
Bulletin 942) Retention may include:

(1) issuer name and meeting;

(2) issues voted on and record of the vote;

(3) number of shares eligible to be voted on the record date; and

(4) numbers of shares voted.

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3. Duration Proxy voting books and records will be maintained at Glass, Lewis &
Co., who will provide copies of those records promptly upon request, for a period of five years.

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Lehman Brothers Asset Management LLC

Due to the nature of securities traded for Lehman Brothers Asset Management LLC, proxy voting will be a limited process. When such a situation occurs the following policies and procedures will be followed.

Proxy Voting Policies

Lehman Brothers Asset Management LLC (LBAM) is aware and compliant with SEC Rule 206(4)-6 regarding proxy voting and disclosure and Rule 204-2 pertaining to books and records. Therefore, LBAM shall vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. LBAM shall be diligent, independent and consider the best interest of our clients in arriving at proxy voting decisions.

Upon a client’s request, LBAM will disclose how the client’s proxies were voted. Clients can send their requests via e-mail to opstrade@lehman.com.

Proxy Voting Procedures

Ann Benjamin, Andy Johnson, Managing Directors, or designees, are responsible for LBAM’s proxy votes and guidelines. The Security Control unit within the Operations Department has administrative responsibility.

Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines, and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don’t apply, the general principles of the Proxy Voting Policies are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings -10K, and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of signing the loan agreement between our clients and their custodian banks; usually the securities on loan do not allow LBAM the voting rights.

Administratively, LBAM utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots’ shares and LBAM’s holdings are verified. If there are discrepancies between the ballot shares and LBAM’s holdings, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.

In rare instances where ballot shares have not been received from all custodians within two weeks of the meeting date, LBAM contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, LBAM returns (via fax or by mail) the proxy with voting instructions to the custodian.

After all proxies are voted, the Operations Department of LBAM keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we voted for each client. Records are maintained in the Operations Department of LBAM office for five years; after that time the records can be moved to an off-site facility.

The guidelines are designed to eliminate the influence of any conflicts of interest on LBAM’s proxy voting decisions. Although LBAM does not foresee any material conflicts of interest arising, in the event a material conflict of interest does arise, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Chief Compliance Officer, prior to voting. Lori Loftus, Ann Benjamin and/or Andy Johnson will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, LBAM may rely on the advice of an independent third party to determine how to vote the proxy.

Original Date: January 31, 2003
Revised :	June 30, 2003
Revised:	July 23, 2003
Revised:	September 17, 2004
Revised:	September 13, 2005
Revised:	February 26, 2007
Reviewed:	March 14, 2008

MacKay Shields LLC
Proxy Voting Policies and Procedures

1. Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm’s clients.

2. Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

  If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
  If the cost of voting the proxy outweighs the possible benefit; or
  If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider

In an effort to discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services (subsidiary of RiskMetrics Group) (“ISS”) to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4. Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients will be voted in accordance with the voting recommendations contained in the applicable ISS domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached as Exhibit B.

4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5. Client Account Set-up and Review

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing and sent to the client via certified mail.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement. The client may choose to have the Firm vote proxies in accordance with the Standard Guidelines or in accordance with the client’s Custom Guidelines.

5.3 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems.

6. Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7. Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8. Conflicts of Interest

8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

  Manages the issuer’s or proponent’s pension plan;
  Administers the issuer’s or proponent’s employee benefit plan;
  Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
  Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

  An executive of the issuer or proponent;
  A director of the issuer or proponent;
  A person who is a candidate to be a director of the issuer;
  A participant in the proxy contest; or
  A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designate may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

  The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
  The nature of the relationship of the issuer with the Firm, its affiliates or its executive officers.
  Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
  Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
  Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending

MacKay Shields will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

10. Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

  The name of the issuer of the security;
  The security’s exchange ticker symbol;
  The security’s CUSIP number;
  The shareholder meeting date;
  A brief identification of the matter voted on;
  Whether the matter was proposed by the issuer of by a security holder;
  Whether MacKay Shields cast its vote on the matter;
  How MacKay Shields voted; and
  Whether MacKay Shields voted for or against management.

11. Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

  A copy of the Policy and MacKay’s Standard Guidelines;
  A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;
  A record of each vote cast by MacKay Shields on behalf of a client;
  A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
  A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least seven years.

12. Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13. How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:

MacKay Shields LLC
9 West 57th Street
New York, NY 10019
ATTN: Client Services

Attachments:

Exhibit A -	Summary of Standard Guidelines for non-union clients
Exhibit B -	Summary of Standard Guidelines for union clients (Taft-Hartley)
Schedule C-	Proxy Vote Override/Decision Form

Effective January 2009

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised: October 24, 2008)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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PIMCO
PROXY VOTING POLICY AND PROCEDURES[1]

     The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

1	Revised as of May 7, 2007.

2	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No.

2106 (January 31, 2003).

3	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

4	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

5	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

     Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

6	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

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Reporting Requirements and the Availability of Proxy Voting Records

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

     PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

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     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

     4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore

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in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

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Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

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     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

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     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

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     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction.

PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the

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fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

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     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

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11

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

  The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
  Proxies are not voted in Clients’ best interests.
  Proxies are not identified and voted in a timely manner.
  Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.
  The third-party proxy voting services utilized by the Advisers are not independent.
  Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.11 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXIX).

11 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Client Services Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi (wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

  Restrictions for share blocking countries;12
  Casting a vote on a foreign security may require that the adviser engage a translator;
  Restrictions on foreigners’ ability to exercise votes;
  Requirements to vote proxies in person;
  Requirements to provide local agents with power of attorney to facilitate the voting instructions;
  Untimely notice of shareholder meeting;
  Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

12 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

  Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.
  The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
  The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

  Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

  The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.
  The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.
  The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class actions on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class actions is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action process. Where actual, potential or apparent conflicts are identified regarding any material mat-

ter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Pyramis Global Advisors, LLC Proxy Voting Guidelines

I.	General Principles

	A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

	B.	FMR Investment Compliance votes proxies on behalf of the clients of Pyramis. In the event an Investment Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis, Fidelity and their customers.

	C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

	D.	Non-routine proposals will generally be voted in accordance with the guidelines.

	E.	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel’s office and a member of senior management within FMR Investment Compliance. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

	F.	Pyramis will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

	G.	Many clients invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange.

Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of these guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

	H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain

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non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

	A.	Anti-Takeover Provision – includes fair price amendments; classified boards; “blank check” preferred stock; golden parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

	B.	Golden parachute – Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination.

	C.	Greenmail – payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

	D.	Sunset Provision – a condition in a charter or plan that specifies an expiration date.

	E.	Permitted Bid Feature – a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

	F.	Poison Pill– a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

	G.	Large Capitalization Company – a company included in the Russell 1000 stock index.

	H.	Small Capitalization Company – a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

	I.	Micro-Capitalization Company – a company with market capitalization under US $300 million.

III.	Directors

	A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

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Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

	a.	The Poison Pill includes a Sunset Provision of less than 5 years;

	b.	The Poison Pill includes a Permitted Bid Feature;

	c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

	d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The Board is not comprised of a majority of independent directors.

B. Indemnification

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Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

	A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

		1.	(a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

		2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

		3.	The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

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	4.	Awards to non-employee directors are subject to management discretion.

	5.	In the case of stock awards, the restriction period is less than 3 years for non- performance-based awards, and less than 1 year for performance-based awards.

Pyramis will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

	1.	The shares are granted by a compensation committee composed entirely of independent directors; and

	2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

	1.	Whether the proposal excludes senior management and directors;

	2.	Whether the equity proposed to be exchanged or repriced exceeded Pyramis’ dilution thresholds when initially granted;

	3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

	4.	The company’s relative performance compared to other companies within the relevant industry or industries;

	5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

	6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP,

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and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

	A.	The Poison Pill includes the following features:

		1.	A sunset provision of no greater than 5 years;

		2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

		3.	Requires shareholder approval to be reinstated upon expiration or if amended;

		4.	Contains a Permitted Bid Feature; and

		5.	Allows Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

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VI.	Capital Structure / Incorporation

	A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a Company’s common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

	B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

	C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

	D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

	E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

	A.	If applicable, when a Fidelity Fund invests in an underlying Fidelity fund with public shareholders, an Exchange Traded Fund (ETF), or non-affiliated fund, shares will be voted in the same proportion as all other shareholders of such underlying fund or class (“echo voting”).

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	B.	Certain clients may invest in shares of underlying Fidelity funds, which are held exclusively by Fidelity funds or accounts managed by Pyramis, FMR or an FMR affiliate. Such shares will generally be voted in favor of proposals recommended by the underlying fund’s Board of Trustees.

VIII.	Other

	A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

	B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

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Pyramis Global Advisors

Proxy Voting

I.	Background

Rule 206(4)-6 under the Advisers Act requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

Pyramis has adopted a proxy voting policy and procedure to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6. Where Pyramis is given responsibility for voting proxies, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

II.	Formal Citations of Statute, Rule and/or Applicable Guidance

Rule 206(4)-6 under the Advisers Act

III.	Responsible Party/Policy Owner

Pyramis CCO

IV.	Responsible Compliance Group(s) or Team(s)

Pyramis Compliance

Pyramis Compliance is responsible for administering the Pyramis Proxy Voting Policy, the purpose of which is to seek to ensure that proxy voting performed by the service providers (e.g., FMR IC) is in accordance with the Pyramis proxy voting policy.

Pyramis Compliance relies upon processes and controls of its service providers to seek to ensure that proxy voting is conducted in accordance with the approved policy. Pyramis Compliance performs oversight of FMR IC through periodic formal reporting and meetings.

FMR IC

FMR IC is responsible for proxy voting on behalf of those Pyramis advised accounts that have not reserved themselves or designated another fiduciary to exercise proxy voting discretion, in accordance with the approved Pyramis Proxy Voting Guidelines.

V.	Means of Achieving Compliance

When making proxy-voting decisions, Pyramis generally adheres to its Proxy Voting Guidelines, as revised from time to time. The Proxy Voting Guidelines are described generally in Pyramis’ Form ADV, Part II, and are made available to clients. The Proxy Voting Guidelines, which have been developed with reference to the positions of Pyramis’ parent, Fidelity, set out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where Pyramis will be restricted from trading in the security before the shareholder meeting date) and abstentions.

Pyramis generally is responsible for voting proxies with respect to securities selected by Pyramis and held in client accounts. Although clients may reserve to themselves or assign to another person proxy-voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Pyramis, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Pyramis has expressly reserved to itself or another named fiduciary proxy-voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

  be in writing;
  state that Pyramis is “precluded” from voting proxies because proxy-voting responsibility is reserved to an identified named fiduciary; and
  be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

Conflicts

From time to time, proxy-voting proposals may raise conflicts between the interests of Pyramis’ clients and the interests of Pyramis and its employees. A conflict of interest arises when there are factors that may prompt one to question whether a Pyramis employee is acting solely in the best interests of Pyramis and its clients. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its clients.

In the event that a conflict arises and the Proxy Voting Guidelines do not specify how the proposal should be voted, the proxy proposal should be escalated to Pyramis Compliance and, as appropriate, the Pyramis CIO.

Proxy Voting in Accordance with Pyramis Proxy Voting Guidelines

FMR IC receives, transmits and records electronic proxy voting information. The Proxy Voting Guidelines include provisions directing how FMR IC should vote proxies with material conflict-of-interest situations. The Proxy Voting Guidelines also address proxy voting proposals not covered by the Proxy Voting Guidelines. FMR IC maintains detailed records of its proxy-voting activity for reporting to the clients and for eventual disclosure on each registered investment company client’s Form N-PX. Pyramis provides each registered investment company client that it sub-advises with the information necessary for the fund to complete Form N-PX. Each fund is required to file Form N-PX annually by August 31.

For non-routine proxy matters, Pyramis Compliance participates, as appropriate, in periodic meetings with FMR IC and FMR Legal to discuss, among other things, how non-routine items should be handled and to determine the appropriate course of action to be taken. Pyramis Compliance conducts a monthly meeting with FMR IC to discuss, among other things, any relevant issues related to proxy voting.

Proxy Voting in Accordance with Client Guidelines

Where client-approved proxy voting guidelines are required to be followed, Pyramis utilizes FMR IC to vote proxies in accordance with client-approved proxy voting guidelines.

VI.	Oversight Function

Pyramis Compliance is responsible for the oversight of proxy-voting performed by FMR IC and outside service providers.

VII.	Methods of Conducting Oversight

Pyramis Compliance

Pyramis Compliance meets, as appropriate, with FMR IC and FMR Legal to discuss non-routine proxy-voting matters and how those matters should be voted. Pyramis Compliance conducts a monthly meeting with FMR IC to discuss, among other things, service deliverables, in which any relevant issues related to proxy voting are discussed.

On a quarterly basis, FMR IC presents the quarterly proxy results to Pyramis Compliance for its review. Results generally contain a summary of votes, votes cast for management, vote cast against management, votes on non-routine items, items not voted on.

Pyramis Risk Oversight Committee

The Pyramis Risk presents an annual summary of proxy voting performed by FMR IC to the Pyramis Risk Oversight Committee. The report includes highlights of proxy voting performed, trends relative to non-routine items, conflict-of-interest situations, voting outside the Proxy Voting Guidelines and update on changes to policies and procedures.

Pyramis Board of Directors and Pyramis Management Committee

Annually, FMR IC presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the Pyramis Board of Directors and Pyramis Management Committee.

VIII.	Related Policies

Pyramis Proxy Voting Guidelines

IX.	Recordkeeping Requirements

Pyramis will maintain the following records when it exercises proxy voting authority with respect to a client’s securities:

  Copies of all proxy-voting policies and procedures;
  A copy of each proxy statement that Pyramis receives regarding client securities. Pyramis may satisfy this requirement by relying on a third party to make and retain, on the investment adviser's behalf, a copy of a proxy statement (provided that Pyramis has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from EDGAR;
  A record of each vote cast by Pyramis on behalf of a client. Pyramis may satisfy this requirement by relying on a third party to make and retain, on the investment adviser's behalf, a record of the vote cast (provided that Pyramis has obtained an undertaking from the third party to provide a copy of the record promptly upon request);
  A copy of any document created by Pyramis that was material to making a decision regarding how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
  A copy of each written client request for information on how Pyramis voted proxies on behalf of a client, and a copy of any written response by Pyramis to any (written or oral) client request for information on how Pyramis voted proxies on behalf of the requesting client.

Each document mentioned above will be kept for five years, the first two years at Pyramis’ office. All documentation will be kept in accordance with Pyramis’ recordkeeping policy and procedures (see Pyramis Recordkeeping Policy).

X. Escalation

All material proxy voting issues identified by Pyramis Compliance or FMR IC are escalated to the Pyramis CCO. As appropriate, the Executive Committee and applicable Boards will be informed of significant issues and related actions taken by the responsible parties.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors on key committees that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors as well as those that seek to dismantle a staggered board.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate

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responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and public policy issues that are particularly relevant to their businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

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Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

  That Spectrum act solely in the interest of clients in providing for ultimate long- term stockholder value.
  That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES: A. Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B. Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:

  Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  Publicly available information.
  Information generally known within Spectrum.
  Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.
  Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.	Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I: Routine Administrative Items

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II: Special Interest Issues

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military,

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doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III: Issues Having the Potential for Significant Economic Impact

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.

These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

1.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003 Revised January, 2006

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TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT, LLC
TURNER INVESTMENT ADVISORS, LLC
Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

UBS GLOBAL ASSET MANAGEMENT AMERICAS

CORPORATE GOVERNANCE AND PROXY VOTING

POLICY AND PROCEDURES

Policy Summary

     Underlying our voting and corporate governance policies we have two fundamental objectives:

     1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

     2. As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

     This policy helps to maximize the economic value of our clients‘ investments by establishing proxy voting standards that conform with UBS Global Asset Management‘s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

• Failure to provide required disclosures for investment advisers and registered investment companies.

• Failure to vote proxies in best interest of clients and funds.

• Failure to identify and address conflicts of interest.

• Failure to provide adequate oversight of third party service providers.

TABLE OF CONTENTS

Voting and Corporate Governance Policy
A.	Global Corporate Governance Principles		2
B.	Macro-Rationales and Explanations for Proxy Voting		4
C.	Global Voting and Corporate Governance Procedures
	11
	I.	Corporate Governance Committees	12
	II.	Interaction with Company and Board of Directors	13
	III.	Contacting the Media	14
	IV.	Proxy Voting Process
		14
	V.	Proxy Voting Disclosure Guidelines
		15
	VI.	Proxy Voting Conflict Guidelines	16
	VII.	Record Keeping	16
		Appendix A - Special Disclosure Guidelines for
		Registered Investment Company Clients	17

A. Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to Corporate Governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:· An effective Chairman is key;

  The roles of Chairman and Chief Executive generally should be separated;
  Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
  The Board should include executive and non-executive directors; and
  Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

The Board should ensure that at all times:

Appropriate management succession plans are in place;

The interests of executives and shareholders are aligned;

The financial audit is independent and accurate;

The brand and reputation of the company is protected and enhanced;

A constructive dialogue with shareholders is encouraged; and

It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

  Economic value resulting from acquisitions or disposals;
  Operational performance;
  Quality of management;
  Independent non-executive directors not holding executive management to account;
  Quality of internal controls;
  Lack of transparency;
  Inadequate succession planning;
  Poor approach to corporate social responsibility;
  Inefficient management structure; and
  Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B. Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.	1. Board ignored shareholder vote. 2. Executive contract exceeds 1 year in length. 3. Not considered independent insufficient independent non-executives. 4. Member of the Audit or Remuneration Committee(s), not considered Independent. 5. Bundled resolution for election of Directors not appropriate. 6. Not Independent, serves on the Compensation and Nomination Committees. 7. Executive contract exceeds 4 years. 8. Not in shareholders' interests.
3. Compensation	
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.	1. Remuneration policy insufficiently aligned with shareholder interests. 2. The vesting conditions are inappropriate. 3. The vesting conditions are insufficiently challenging. 4. The matching awards are too generous. 5. The re-pricing of options is against best practice. 6. Dilution of executive remuneration scheme exceeds best practice guidelines. 7. Plan structure does not provide suitable long term incentive. 8. Performance conditions unsatisfactory. 9. Contrary to best market practice.
e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We	1. Compensation should be balanced.

i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring	
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.	1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.	1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests	
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural	
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues	1. Special interest proposals should not be addressed in the proxy.

through engagement.	
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company
8. Administrative and Operations	
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.
9. Miscellaneous	
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise	1. Voting delegated to a proxy voting service per our guidelines.

C. Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I. Corporate Governance Committees Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

  To review, approve and oversee the implementation of the Global Corporate Governance Principles.
  Keep abreast of and share trends in corporate governance and update these principles as necessary.
  To provide a forum for discussing corporate governance issues between regions.
  Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Engage and oversee any independent proxy voting services being used.
  Oversee the activities of the Local Corporate Governance Committees.

  Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

  Keep abreast of and share trends in corporate governance and update local policy as necessary.
  Provide a forum for discussing corporate governance issues within a region.
  Oversee the proxy voting process.
  Coordinate with the Communications group all corporate or other communication related to local proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
  Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

  On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

  We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
  These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:

Formally communicate with the Chairman of the Board or the full Board of Directors;

Withdraw our support for the common stock;

Reflect our positions in our proxy vote opportunities; or

Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

  Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
  Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
  Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
  Implement procedures to vote proxies in accordance with client direction if applicable; and
  Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

  Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

  Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).
  Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.
  Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
  Companies may be provided with the number of shares we own in them.
  Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
  In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
  We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.
  Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

  Our policies and procedures;
  Proxy statements received;
  Votes cast per client;
  Number of shares voted;
  Communications received and internal documents created that were material to the voting decision; and
  A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:

That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.

That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

2.	Shareholder Annual and Semi-annual Report (Open-End and Closed- End Funds) Management is responsible for ensuring the following:

· That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

· That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll- free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

· That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.

  That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.
  Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.
5.	Oversight of Disclosure:

The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties
The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or
his/her designees
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of
effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Periodic review of any proxy service vendor by the Chief Compliance
Officer
•	Periodic review of any proxy votes by the Americas Committee
Compliance Dates
•	File Form N-PX by August 31 for each registered investment company client
•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance
Officer of the effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
•	Periodic review of any proxy service vendor by the Chief Compliance
Officer
•	Periodic review of proxy votes by the Americas Committee
Other Policies
Other policies that this policy may affect include:
•	Recordkeeping Policy
•	Affiliated Transaction Policy
•	Code of Ethics

Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policy and Procedures Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a predetermined policy.

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

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Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

A potential conflict may be resolved in either of the following manners:

  If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or
  The firm may follow the recommendations of RiskMetrics (formerly Institutional Shareholder Services, an independent third party, as to how the proxy should be voted.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

  Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
  International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so
  Investment Partnerships – where the investment strategy is implemented on a non- discretionary basis and inherently contains a short-term investment bias. A proxy for these accounts will only be voted to the extent the security is also held in discretionary long-only strategies.
  New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
  Unsupervised Securities – where the firm does not have a basis on which to offer advice
  Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.
  ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation

The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a

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Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

“blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.

The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (RiskMetrics), internal research, published information on corporate governance and experience.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance Officer will be responsible for the administration and oversight of the proxy voting process. The Compliance Officer will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Officer (CO) and Proxy Administrator (PA) will oversee the use of RiskMetrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

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Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.	At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to RiskMetrics for voting.

Voting Process

1.	The PA uploads a file each day detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to RiskMetrics.

2.	RiskMetrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the RiskMetrics software the PA is able to determine for each security its record date, meeting date and whether RiskMetrics has completed proxy research on the security.

4.	The PA will download the RiskMetrics proxy research for each security along with a copy of the voting form and forward the package to the CO.

5.	The CO will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CO will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

	a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for voting.

	b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

	c)	As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

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Vaughan Nelson Investment Management
Vaughan Nelson Trust Company
Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures (cont’d.)

2) as indicated by the independent third-party research firm, RiskMetrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Officer. The package will then be returned to the PA for voting.

7.	Through the software interface with RiskMetrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	RiskMetrics will then process the vote with the issuer on behalf of the firm.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures – CO

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.	Proxy statements received on client securities – PA, RiskMetrics, Edgar

4.	Record of vote cast for each client – RiskMetrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CO

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FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such

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recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

· Approval of financial statements and auditor reports.

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  General updating/corrective amendments to the charter, articles of association or bylaws.
  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors

	1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

		a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

			i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

			ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

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	b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

	c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

	d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

	e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

	f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

	g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

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4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in capital structure.

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1.	We generally support the following:

Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

Management proposals to effect stock splits.

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

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  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.	Takeover Defenses and Shareholder Rights

	1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

	2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

	3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

	4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

	5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

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6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.	Executive and Director Remuneration.

	1.	We generally support the following proposals:

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation

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(salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for- performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

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The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be

10

available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM

Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

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2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

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Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International

13

Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK

Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

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Proxy Voting

Policy

27.1. Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

27.2. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

Background

27.4. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

27.3. Westwood’s Assistant Vice President of Operations has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

27.5. Westwood has adopted the following procedures to implement the firm’s policy:

27.5.1. Proxy Voting Records. With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

27.5.2. Voting Procedures

a. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients;

b. All proxy materials that Westwood is responsible for voting on behalf of clients shall be forwarded to ISS;

c. Westwood’s analysts review the ISS proxy voting recommendations on a bi-monthly basis. The analyst may choose to vote differently than ISS if the analyst believes it is in the best interest of the client;

d.	If Westwood chooses to vote differently than ISS, we have access to change votes online through the ISS website. If Westwood agrees with ISS recommendations, no response to ISS is necessary;

e.	ISS will complete the proxy and mail the proxy in a timely and appropriate manner.

27.5.3. Disclosure

a.	Westwood will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request a proxy voting summary information regarding how Westwood voted a client’s proxies, and that clients may request a copy of these policies and procedures.

b.	The Assistant Vice President of Operations will also send a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Document; or the Assistant Vice
President of Operations may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

27.5.4. Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Assistant Vice President of Operations.

b.	In response to any request the Assistant Vice President of Operations will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which client inquired.

27.5.5. Voting Guidelines

a.	Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. The ISS Proxy Voting Guidelines are attached as Exhibit H.

b.	Westwood analysts will review the ISS proxy voting recommendations bi-monthly using the following guidelines:

i. Westwood will vote proxies in the best interests of each particular client.

ii. Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

iii. Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

27.5.6. Conflicts of Interest

a.	Westwood will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Westwood with the issuer of each security to determine if
Westwood or any of its employees has any financial, business or personal relationship with the issuer.

b.	If a material conflict of interest exists, the Assistant Vice President of Operations will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through the objective means of voting consistent with the independent third party ISS voting recommendations.

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

27.5.7. Recordkeeping. The Assistant Vice President of Operations shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	A proxy voting summary from ISS;

c.	Any document Westwood created that was material to making a decision to vote in opposition to
ISS’s recommendation, or that memorializes any such decision; and

d. A copy of each written request from a client for a proxy voting summary, and a copy of any written response.

PART C. OTHER INFORMATION Item 23. Exhibits.

(a)	(1)	a.	Articles of Amendment and Restatement (filed 4/12/96)
		b.	Articles of Amendment and Restatement (filed 9/22/00)
		c.	Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
		d.	Articles of Amendment dated 5/23/05 (filed 9/8/05)
		e.	Articles of Amendment dated 9/30/05 (filed 11/22/05)
		f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
		g.	Articles of Amendment dated 06/04/08 (filed 7/17/08)

	(2)	Articles of Amendment (filed 9/12/97)

	(3)	a.	Certificate of Correction dated 9/14/00 (filed 9/22/00)
		b.	Certificate of Correction dated 12/13/00 (filed 10/12/01)

	(4)	a.	Articles Supplementary dated 12/11/00 (filed 10/12/01)
		b.	Articles Supplementary dated 3/12/01 (filed 10/12/01)
		c.	Articles Supplementary dated 4/16/02 (filed 12/30/02)
		d.	Articles Supplementary dated 9/25/02 (filed 12/30/02)
		e.	Articles Supplementary dated 2/5/03 (filed 02/26/03)
		f.	Articles Supplementary dated 4/30/03 (filed 9/11/03)
		g.	Articles Supplementary dated 6/10/03 (filed 9/11/03)
		h.	Articles Supplementary dated 9/9/03 (filed 9/11/03)
		i.	Articles Supplementary dated 11/6/03 (filed 12/15/03)
		j.	Articles Supplementary dated 1/29/04 (filed 2/26/04)
		k.	Articles Supplementary dated 3/8/04 (filed 7/27/04)
		l.	Articles Supplementary dated 6/14/04 (filed 9/27/04)
		m.	Articles Supplementary dated 9/13/04 (filed 12/13/04)
		n.	Articles Supplementary dated 10/1/04 (filed 12/13/04)
		o.	Articles Supplementary dated 12/13/04 (filed 2/28/05)
		p.	Articles Supplementary dated 2/4/05 (filed 5/16/05)
		q.	Articles Supplementary dated 2/24/05 (filed 5/16/05)
		r.	Articles Supplementary dated 5/6/05 (filed 9/8/05)
		s.	Articles Supplementary dated 12/20/05 (filed 2/28/06)
		t.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
		u.	Articles Supplementary dated 1/12/07 (filed 1/16/07)
		v.	Articles Supplementary dated 1/22/07 (filed 07/18/07
		w.	Articles Supplementary dated 7/24/07 (filed 9/28/07)
		x.	Articles Supplementary dated 09/13/07 (filed 12/14/07)
		y.	Articles Supplementary dated 1/3/08 (filed 03/05/08)
		z.	Articles Supplementary dated 3/13/08 (filed 05/01/08)
		aa.	Articles Supplementary dated 06/23/08 (filed 7/17/08)
		bb.	Articles Supplementary dated 9/10/08 (filed 12/12/08)
		cc.	Articles Supplementary dated 10/31/08 (filed 12/12/08)

(b)	By-laws (filed 12/29/05)

(c)	N/A

(d) (1)	a. Management Agreement (filed 9/12/97)

	b.	1st Amendment to the Management Agreement (filed 9/22/00)

	c.	Management Agreement (filed 12/5/00)

	d.	Amendment to Management Agreement dated 9/9/02(filed 12/30/02)

	e.	Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)

	f.	Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)

	g.	Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)

	h.	Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)

	i.	Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)

	j.	Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)

	k.	Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)

	l.	Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)

m.	Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)

n.	Amendment to Management Agreement dated 9/30/05 (filed 11/22/05)

o.	Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)

p.	Amendment to Management Agreement dated 9/12/07 (filed 9/28/07)

q.	Amendment to Management Agreement dated 10/01/07 (filed 12/14/07)

r.	Amendment to Management Agreement dated 10/31/07 (filed 12/14/07)

s.	Amendment to Management Agreement dated 2/7/08 (filed 05/01/08)

t.	Amended & Restated Management Agreement dated 6/24/08 (filed 09/30/08)

(2)	a. American Century Sub-Advisory Agreement (filed 12/5/00)

	b.	Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)

	c.	Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/27/04)

	d.	Amended & Restated Sub-Adv Agreement with Amer. Century dated 6/13/05 (filed 9/8/05)

	e.	Amended & Restated Sub-Adv Agreement with Amer. Century dated 9/19/06 (Incorporated by reference from exhibit #6(3)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

(3)	a. AXA Rosenberg Investment Management LLC Sub-Advisory Agreement dated September 30, 2008 (filed 12/12/08)

(4)	a. Barrow Hanley Sub-Advisory Agreement dtd 7/12/05 (filed 9/8/05)

(5)	a. Bernstein Sub-Advisory Agreement (filed 12/5/00)

	b.	Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)

	c.	Amended & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed 9/27/04)

(6)	a. BlackRock Sub-Advisory Agreement dated ________________.**

(7)	a. Causeway Capital Management LLC Sub-Advisory Agreement dated September 30, 2008 (filed 12/12/08)

(8)	a. Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 (filed 9/8/05)

	b.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated 9/15/05 (filed 10/20/06)

	c.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated 12/15/06 (filed 1/16/07)

(9)	a. Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

(10)	a. Edge Asset Management Sub-Advisory Agreement dated 1/12/07 (filed 1/16/07)

(11)	a. Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

(12)	a. Essex Investment Management Company, LLC. Sub-Advisory Agreement dated 6/30/06 (filed 10/20/06)

(13)	a.	Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)

	b.	Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)

	c.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)

	d.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04 (filed 2/28/05)

(14)	a.	Jacobs Levy Equity Management, Inc. Sub-Advisory Agreement dated 6/15/06 (filed 10/20/06)

	b.	Amended & Restated Sub-Advisory Agreement with Jacobs Levy dated 1/2/08 (filed 03/05/08)

(15)	a. JP Morgan Sub-Advisory Agreement (filed 12/30/02)

	b.	Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

	c.	Amended & Restated Sub-Adv Agreement with JP Morgan dated 7/18/07 (filed 9/28/07)

(16)	a. Lehman Brothers dated 7/18/07 (filed 9/28/07)

(17)	a. Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)

	b.	Amended & Restated Sub-Adv Agreement with LA Capital dated 9/12/05 (filed 11/22/05)

(18)	a. MacKay Shields LLC Sub-Advisory Agreement dated 1/2/08 (filed 03/05/08)

(19)	a. Mellon Equity Associates LLP Sub-Advisory Agreement dtd 12/21/04 (filed 2/28/05)

	b.	Amended & Restated Sub-Adv Agreement with Mellon Equity dated 8/8/05 (filed 11/22/05)

	c.	Amended & Restated Sub-Adv Agreement with Mellon Capital dated 1/1/08 (filed 3/28/08)

(20)	a. Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)

	b.	Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)

	c.	Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)

	d.	Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04 (filed 2/28/05)

(21)	a. Pacific Investment Management Company LLC Sub-Advisory Agreement dated September 30, 2008 (filed 12/12/08)

(22)	a. Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)

	b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)

	c.	Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)

	d.	Amended & Restated Sub-Adv Agreement with PGI (filed 6/1/04)

	e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 (filed 9/27/04)

	f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 (filed 12/13/04)

	g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 (filed 9/8/05)

	h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 (filed 9/8/05)

	i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 (filed 12/29/05)

	j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 (filed 12/29/05)

	k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 (filed 2/28/06)

(23)	a. Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)

	b.	1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)

	c.	2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)

	d.	Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)

	e.	Amended & Restated Sub-Adv Agreement with PREI dated 9/12/05 (filed 12/29/05)

	f.	Amended & Restated Sub-Adv Agreement with PREI dated 1/1/06 (filed 2/28/06)

	g.	Amended & Restated Sub-Adv Agreement with PREI dated 10/1/07 (filed 9/28/07)

(24)	a. Pyramis Global Advisors, LLC dated 1/1/07 (filed 1/16/07)

(25)	a. Spectrum Sub-Advisory Agreement (filed 04/29/02)

	b.	Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)

	c.	Amended & Restated Sub-Adv Agreement with Spectrum dated 9/12/05 (filed 12/29/05)

(26)	a. T. Rowe Price Sub-Advisory Agreement dated 3/8/04 (filed 6/1/04)

	b.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04 (filed 9/27/04)

	c.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05 (filed 12/29/05)

	d.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/06 (filed 10/20/06)

(27)	a. Turner Sub-Advisory Agreement (filed 12/5/00)

	b.	Amended & Restated Sub-Adv Agreement with Turner dated 10/31/07 (filed 12/14/07)

(28)	a. UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)

	b.	Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)

	c.	Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 filed 6/1/04)

(29)	a. Vaughan Nelson Investment Management Sub-Advisory Agreement dtd 9/21/05 (filed 11/22/05)

(30)	a. Van Kampen Sub-Advisory Agreement dated 1/12/07 (filed 1/16/07)

	b.	Amended & Restated Sub-Adv Agreement with Van Kampen dated 4/1/07 (filed 7/18/07) (filed 9/28/07)

(31)	a. Westwood Management Corporation Sub-Advisory Agreement dated 7/15/08 (filed 7/17/08)

(e)(1)	a. Distribution Agreement (filed 4/12/96)

	b.	1st Amendment to the Distribution Agreement (filed 9/22/00)

	c.	Distribution Agreement (filed 9/22/00)

	d.	Distribution Plan and Agreement (Select Class)(filed 12/30/02)

	e.	Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)

	f.	Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)

	g.	Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)

	h.	Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)

	i.	Amended and Restated Distribution Agreement (filed 12/30/02)

	j.	Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)

	k.	Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)

	l.	Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)

	m.	Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)

	n.	Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)

	o.	Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)

	p.	Amended & Restated Distribution Agreement dtd 6/14/04 (filed 9/27/04)

	q.	Amended & Restated Distribution Agreement dtd 2/24/05 (filed 9/8/05)

	r.	Distribution Agreement (Class A, B and C) dtd 1/12/07 (filed 1/16/07)

	s.	Distribution Agreement (Instl and J) dtd 1/12/07 (filed 1/16/07)

	t.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred, Preferred, Advisors Select, Select, Advisors Signature Classes) dtd 3/11/08 (filed 05/01/08)

	(2)	a.	Selling Agreement--Advantage Classes (filed 9/11/03)
		b.	Selling Agreement--J Shares (filed 9/11/03)
		c.	Selling Agreement--Class A and Class B Shares (filed 9/8/05)
		d.	Selling Agreement--Class S Shares (filed 7/17/08)

(f)	N/A

(g)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
		b.	Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
		c.	Domestic and Global Custodian Agreement with Bank of New York (filed 11/22/05)
(h)	(1)	a.	Transfer Agency Agreement for Class I shares (filed 9/22/00)
		b.	Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
		c.	Transfer Agency Agreement for Class J Shares (filed 12/30/02)
		d.	1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
		e.	Amended and Restated Transfer Agency Agreement for Class J Shares dtd 10/22/03 (filed 2/28/05)
		f.	Amended and Restated Transfer Agency Agreement for Class J, Class A and Class B Shares dtd
12/13/04 (filed 2/28/05)
		g.	Transfer Agency Agreement (Class A, B, C, J and Institutional) dtd 1/12/07 (filed 1/16/07)
		h.	Amended and Restated Transfer Agency Agreement (Class A, B, C, J Institutional, and S) dtd 5/1/08
(filed 05/01/08)

	(2)	a.	Shareholder Services Agreement (filed 12/15/00)
		b.	Amended & Restated Shareholder Services Agreement dtd 6/14/04 (filed 2/28/05)
		c.	Amended & Restated Shareholder Services Agreement dtd 6/14/04 (filed 2/28/05)
		d.	Amended & Restated Shareholder Services Agreement dtd 9/13/04 (filed 2/28/05)
		e.	Amended & Restated Shareholder Services Agreement dtd 12/13/04 (filed 2/28/05)
		f.	Amended & Restated Shareholder Services Agreement dtd 9/30/05 (filed 12/29/05)
		g.	Amended & Restated Shareholder Services Agreement dtd 1/1/06 (filed 10/20/06)
		h.	Amended & Restated Shareholder Services Agreement dtd 1/12/07 (filed 12/14/07)

	(3)	a.	Investment Service Agreement (filed 9/12/97)
		b.	1st Amendment to the Investment Service Agreement (filed 9/22/00)
		c.	Investment Service Agreement (filed 12/30/02)
	(4)	a.	Accounting Services Agreement (filed 9/22/00)
		b.	Amended & Restated Accounting Services Agreement dtd 1/12/07 (filed 1/16/07)

	(5)	a.	Administrative Services Agreement (filed 9/22/00)
		b.	Amended Administrative Services Agreement (filed 12/30/02)
		c.	Amended Administrative Services Agreement dtd 6/14/04 (filed 9/27/04)
	(6)	a.	Service Agreement (filed 9/22/00)
		b.	Amended & Restated Service Agreement dtd 6/14/04 (filed 2/28/05)
		c.	Amended & Restated Service Agreement dtd 9/30/05 (filed 11/22/05)

	(7)	a.	Service Sub-Agreement (filed 9/22/00)
		b.	Amended & Restated Service Sub-Agreement dtd 1/13/04 (filed 2/28/05)
		c.	Amended & Restated Service Sub-Agreement dtd 6/14/04 (filed 2/28/05)
		d.	Amended & Restated Service Sub-Agreement dtd 6/14/04 (filed 2/28/05)
		e.	Amended & Restated Service Sub-Agreement dtd 9/13/04 (filed 2/28/05)
		f.	Amended & Restated Service Sub-Agreement dtd 12/13/04 (filed 2/28/05)
		g.	Amended & Restated Service Sub-Agreement dtd 9/30/05 (filed 11/22/05)
	(8)	Plan of Acquisition European Fund (filed 12/30/02)
	(9)	Plan of Acquisition Pacific Basin Fund (filed 12/30/02)
	(10)	Plan of Acquisition Technology Fund (filed 12/30/02)
	(11)	Plan of Acquisition Balanced Fund (filed 9/11/03)
	(12)	Plan of Acquisition International SmallCap Fund (filed 9/11/03)
	(13)	Plan of Acquisition Partners MidCap Blend (filed 9/11/03)
	(14)	Plan of Acquisition High Quality Long-Term Bond (filed 9/8/05)
	(15)	Form of Agreement and Plan of Reorganization PIF and WM Trust I (filed 9/20/06)
	(16)	Form of Agreement and Plan of Reorganization PIF and WM Trust II (filed 9/20/06)
	(17)	Form of Agreement and Plan of Reorganization PIF and WM SAM (filed 9/20/06)
	(18)	Plan of Reorganization Equity Income I and Equity Income (filed 9/28/06)
	(19)	Plan of Reorganization Tax-Exempt Bond I and Tax-Exempt Bond (file 9/28/06)
	(20)	Plan of Reorganization Partners LargeCap Growth II and Partners LargeCap Growth (filed 10/06/06)

(21)	Service Agreement between Principal Investors Fund, Inc. and Principal Shareholder Services, Inc. for S class shares. dtd 5/1/08 (filed 05/01/08)

(22)	Plan of Acquisition California Insured Intermediate Municipal Fund and California Municipal Fund (filed 7/17/08)

(23)	Plan of Acquisition Global Equity Fund I and International Fund I (filed 09/30/08)

(24)	Plan of Acquisition MidCap Growth Fund I and MidCap Growth Fund III (filed 09/30/08)

(25)	Plan of Acquisition SmallCap Blend Fund I and SmallCap S&P 600 Index Fund (filed 09/30/08)

(26)	Plan of Acquisition Government & High Quality Bond Fund and Mortgage Securities Fund **

(27)	Plan of Acquisition MidCap Growth II and MidCap Growth III**

(28)	Plan of Acquisition SmallCap Growth III and SmallCap Growth I**

(i)	Legal Opinion (filed 4/12/96)
(j)	(1)	Consents of Auditors *
	(2)	Rule 485(b) opinion – N/A
	(3)	Power of Attorneys (filed 3/28/08)
(k)	N/A
(l)	(1)	Initial Capital Agreement-ISP & MBS (filed 4/12/96)

(2)	Initial Capital Agreement-IEP (filed 9/22/00)

(3)	Initial Capital Agreement-ICP (filed 9/22/00)

(4-38)	Initial Capital Agreement (filed 9/22/00)
(39)	Initial Capital Agreement dtd 12/30/02 (filed 12/30/02)

(40-41) Initial Capital Agreement dtd 12/29/03 & 12/30/03 (filed 2/26/04)

	(42)	Initial Capital Agreement dtd 6/1/04 (filed 7/27/04)

	(43)	Initial Capital Agreement dtd 11/1/04 (filed 12/13/04)

	(44)	Initial Capital Agreement dtd 12/29/04 (filed 2/28/05)

	(45)	Initial Capital Agreement dtd 3/1/05 (filed 5/16/05)

	(46)	Initial Capital Agreement dtd 6/28/05 (filed 11/22/05)

	(47)	Initial Capital Agreement dtd 3/15/06 (filed 10/20/06)

	(48)	Initial Capital Agreement dtd 1/12/07 (filed 03/05/08)

	(49)	Initial Capital Agreement dtd 10/1/07 (filed 3/28/08)

	(50)	Initial Capital Agreement dtd 2/29/08 (filed 3/28/08)

	(51)	Initial Capital Agreement dtd 5/1/08 (filed 7/17/08)

	(52)	Initial Capital Agreement dtd 9/30/08 (filed 12/12/08)

	(53)	Initial Capital Agreement dtd 12/15/08 (filed 12/31/08)

(m)	Rule 12b-1 Plan

	(1)	R-3 f/k/a Advisors Preferred Plan (filed 9/22/2000)

		a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)

		b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)

		c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)

		d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)

		e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

		f.	Amended & Restated dtd 9/30/05 (filed 11/22/05

		g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(1)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

		h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

		i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

		j.	Amended & Restated Distribution Plan and Agreement Class R-3 dtd 6/24/08 (filed 09/30/08)

	(2)	R-2 f/k/a Advisors Select Plan (filed 9/22/2000)

		a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)

		b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)

		c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)

		d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)

		e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

	f.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(2)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

	h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	j.	Amended & Restated Distribution Plan and Agreement Class R-2 dtd 6/24/08 (filed 09/30/08)

(3)	R-4 f/k/a Select Plan (filed 12/30/02)

	a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)

	b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)

	c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)

	d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)

	e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

	f.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(3)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

	h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	j.	Amended & Restated Distribution Plan and Agreement Class R-4 dtd 6/24/08 (filed 09/30/08)

(4)	Class J Plan (filed 12/30/02)

	a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)

	b.	Amended & Restated dtd 9/13/04 (filed 9/27/04)

	c.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

	d.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	e.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(4)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

	f.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	g.	Amended & Restated dtd 1/1/08 (filed 03/05/08)

	h.	Amended & Restated dtd 1/1/08 (filed 05/01/08)

	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

(5)	R-1 f/k/a Advisors Signature Plan (filed 12/13/04)

	a.	Amended & Restated dtd 9/13/04 (filed 9/27/04)

	b.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

	c.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	d.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit #10(5)d to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

	e.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	f.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	g.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd 6/24/08 (filed 09/30/08)

(6)	Class A Plan (filed 2/28/05)

	a.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit #10(6)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)

	c.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	d.	Amended & Restated dtd 10/01/07 (filed 12/14/07)

(7)	Class B Plan (filed 2/28/05)

	a.	Amended & Restated dtd 9/30/05 (filed 11/22/05)

	b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit #10(7)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)

	c.	Amended & Restated dtd 1/12/07 (filed 1/16/07)

	d.	Amended & Restated dtd 3/13/07 (filed 12/14/07)

(8)	Class C Plan

	a.	dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333- 137477 filed on Form N-14 on 10/6/06)

b. Amended & Restated dtd 1/12/07 (filed 1/16/07) c. Amended & Restated dtd 10/01/07 (filed 12/14/07)

	(9)	Class S Plan dtd 5/1/08 (filed 05/01/08)

(n)	(1) Rule 18f-3 Plan (filed 2/28/05) dtd 8/25/06 (filed 3-27-07) dtd 3/10/08 (filed 05/01/08)

(o)	Reserved

(p)	Codes of Ethics

	(1)	Alliance Bernstein Code of Ethics (filed 12/14/07)

	(2)	American Century Investment Management (filed 10/20/06) (filed 3-27-07) (filed 7/18/07)

	(3)	Ark Asset Management (filed 2/28/05) (filed 02/20/08)

	(4)	AXA Rosenberg Investment Management (filed 7/17/08)

	(5)	The Bank of New York Mellon Code of Ethics (filed 2/20/08)

	(6)	Barrow Hanley Code of Ethics (filed 9/8/05)

	(7)	BlackRock Code of Ethics (filed 12/12/08)

	(8)	Causeway Capital Management LLC (filed 7/17/08)

	(9)	Columbus Circle Investors (filed 10/20/06)

	(10)	Dimensional Fund Advisors Code of Ethics (filed 12/29/05)

	(11)	Edge Asset Management Code of Ethics (filed 02/20/08)

	(12)	Emerald Advisers Inc. Code of Ethics (filed 2/28/05) (filed 02/20/08)

	(13)	Essex Code of Ethics (filed 1/16/07) (filed 12/14/07)

	(14)	Goldman Sachs Code of Ethics (filed 9/8/05) (filed 12/14/07)

	(15)	Jacobs Levy Code of Ethics (filed 10/20/06)

	(16)	JP Morgan Code of Ethics (filed 2/28/05) (filed 12/14/07)

	(17)	Lehman Brothers Code of Ethics (filed 9/28/07)

	(18)	Los Angeles Capital Management and Equity Research, Inc. Code of Ethics (filed 10/20/06) (filed 02/20/08)

	(19)	MacKay Shields Code of Ethics (filed 03/05/08)

	(20)	Mazama Capital Management Code of Ethics (filed 3/16/04) (filed 02/20/08)

	(21)	Morgan Stanley Investment Management (filed 2/28/05) (filed 10/20/06) (filed 3-27-07)

	(23)	Pacific Investment Management Company LLC (filed 7/17/08)

	(24)	Principal Global Investors/Principal Real Estate Investors Code of Ethics (filed 3-27-07)

	(25)	Principal Funds, Inc. Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal Financial Advisors, Inc., Princor Financial Services Corporation, Principal Funds Distributor Code of Ethics (filed 3-27-07) (filed 02/20/2008) (filed 7/17/08)

	(26)	Pyramis Code of Ethics (filed 12/14/07)

	(27)	Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

	(28)	Spectrum Code of Ethics (filed 12/29/05)

	(29)	T. Rowe Price Code of Ethics (filed 9/8/05)

	(30)	Turner Investment Partners (filed 2/28/05)

	(31)	UBS Code of Ethics (filed 2/28/05)

	(32)	Vaughan-Nelson Code of Ethics (filed 12/14/07)

	(33)	Westwood Management Corporation Code of Ethics (filed 7/17/08)

*	Filed herein.

**	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 25.

Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

	(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding;
and
		1.	Was committed in bad faith; or
		2.	Was the result of active and deliberate dishonesty; or

	(ii)	The corporate representative actually received an improper personal benefit in money, property, or services;
or

	(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26. Business or Other Connection of Investment Adviser

     Principal Management Corporation ("PMC") serves as investment adviser and dividend disbursing and transfer agent for Principal Variable Contracts Funds, Inc. ("PVC") and the R-1, R-2, R-3, R-4 and R-5 Class Shares of Principal Funds, Inc.("Principal Funds"). PVC and Principal Funds are funds sponsored by Principal Life Insurance Company. PMC also serves as investment advisor for Principal Funds.

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

NAME &	COMPANY &
OFFICE WITH	PRINCIPAL
INVESTMENT	BUSINESS	NATURE OF
ADVISER	ADDRESS	RELATIONSHIP

Michael C. Anagnost	Principal Life	Director - IT
Vice President-	Insurance Company(1)
Chief Technology Officer

John E. Aschenbrenner	Principal Life	President, Insurance &
Director	Insurance Company (1)	Financial Services

Patricia A. Barry	Principal Life	Counsel
Assistant Corporate	Insurance Company (1)
Secretary

*Craig L. Bassett	Principal Life	See Part B
Treasurer	Insurance Company (1)

*Michael J. Beer	Principal Life	See Part B
Executive Vice President/	Insurance Company (1)
Chief Operating Officer,
Director

Tracy W. Bollin	Principal Funds	Assistant Controller
Financial Controller	Distributor, Inc.(2)
and Princor Financial
Services Corporation (1)

*David J. Brown	Principal Life	See Part B
Senior Vice President	Insurance Company (1)

*Jill R. Brown	Principal Funds	See Part B
Senior Vice President/	Distributor, Inc.(2)
Chief Financial Officer

David P. Desing	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)

*Ralph C. Eucher	Principal Life	See Part B
Director	Insurance Company (1)

*Nora M. Everett	Principal Life	See Part B
President and Director	Insurance Company (1)

James W. Fennessey	Principal	Asset Allocation Committee
Vice President	Financial Advisors, Inc.(1)

Michael P. Finnegan	Principal Life	Second Vice President -
Senior Vice President -	Insurance Company (1)	Investment Services
Investment Services

Louis E. Flori	Principal Life	Vice President – Capital Markets
Vice President – Capital Markets	Insurance Company (1)

*Stephen G. Gallaher	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

*Ernest H. Gillum	Principal Life	See Part B
Vice President and Chief	Insurance Company (1)
Compliance Officer

Eric W. Hays	Principal Life	Assistant Vice President – IT
Senior Vice President –	Insurance Company (1)
Chief Information Officer

Joyce N. Hoffman	Principal Life	Senior Vice President and
Senior Vice President and	Insurance Company (1)	Corporate Secretary
Corporate Secretary
*Patrick A. Kirchner	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

Deanna L. Mankle	Principal Life	Assistant Treasurer
Assistant Treasurer	Insurance Company (1)
*Sarah J. Pitts	Principal Life	See Part B
Counsel	Insurance Company (1)

*Layne A. Rasmussen	Principal Life	See Part B
Vice President and	Insurance Company (1)
Controller - Principal Funds
David L. Reichart	Princor	Senior Vice President
Senior Vice President	Financial Services
Corporation(1)

*Michael D. Roughton	Principal Life	See Part B
Senior Vice President and	Insurance Company (1)
Senior Securities Counsel

*Adam U. Shaikh	Principal Life	See Part B
Counsel	Insurance Company (1)

Mark A. Stark	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services

Randy L. Welch	Principal Life	Vice President -
Vice President -	Insurance Company (1)	Investment Services
Investment Services
*Dan L. Westholm	Principal Life	See Part B
Director - Treasury	Insurance Company (1)

*Beth C. Wilson	Principal Life	See Part B
Vice President	Insurance Company (1)

Larry D. Zimpleman	Principal Life	President and Chief Executive
Chairman of the Board	Insurance Company (1)	Officer

(1)	711 High Street Des Moines, IA 50309

(2)	1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762

Item 27.

Principal Underwriters

(a)	Princor Financial Services Corporation and Principal Funds Distributor act as principal underwriters for Class J shares, Institutional Class shares, R-1, R-2, R-3, R-4 and R-5 Class shares of Principal Funds, Inc.

Princor Financial Services Corporation acts as principal underwriter for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

Principal Funds Distributor acts as principal underwriter for Principal Variable Contracts Funds, Inc. and Class A shares, Class B shares, Class C shares, and Class S shares of Principal Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company, through their respective separate accounts.

(b)	Princor Financial Services Corporation

(1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (Princor)	with the Fund

Michael C. Anagnost	Vice President – Chief Technology	None
The Principal	Officer
Financial Group(1)

John E. Aschenbrenner	Director	None
The Principal
Financial Group(1)

Patricia A. Barry	Assistant Corporate Secretary	None
The Principal
Financial Group(1)

Craig L. Bassett	Treasurer	Treasurer
The Principal
Financial Group(1)

Michael J. Beer	President and Director	Executive Vice President
The Principal
Financial Group(1)

Tracy W. Bollin	Financial Controller	None
The Principal
Financial Group(1)

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

Jill R. Brown	Senior Vice President and	Senior Vice President
The Principal	Chief Financial Officer
Financial Group(1)

David P. Desing	Assistant Treasurer	None
The Principal
Financial Group(1)

Ralph C. Eucher	Chairman of the Board	Chairman of the Board and
The Principal		Chief Executive Officer
Financial Group(1)

Nora M. Everett	Director	President and Director
The Principal
Financial Group (1)

James W. Fennessey	Vice President	None
The Principal
Financial Group(1)

Michael P. Finnegan	Senior Vice President/	None
The Principal	Investment Services
Financial Group(1)

Louis E. Fiori	Vice President – Capital Markets	None
The Principal
Financial Group(1)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President/	None
The Principal	Chief Information Officer
Financial Group(1)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Patrick A. Kirchner	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Deanna L. Mankle	Assistant Treasurer	None
The Principal
Financial Group(1)

Sarah J. Pitts	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Layne A. Rasmussen	Vice President/	Vice President, Controller
The Principal	Controller – Principal Funds	and Chief Financial Officer
Financial Group(1)

David L. Reichart	Senior Vice President	None
The Principal
Financial Group(1)

Michael D. Roughton	Senior Vice President and	Counsel
The Principal	Senior Securities Counsel
Financial Group(1)

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President - Investment	None
The Principal	Services
Financial Group(1)

Randy L. Welch	Vice President - Investment	None
The Principal	Services
Financial Group(1)

Traci L. Weldon	Chief Compliance Officer	None
The Principal
Financial Group(1)

Dan L. Westholm	Director - Treasury	Assistant Treasurer
The Principal
Financial Group(1)

Beth C. Wilson	Vice President	Vice President and
The Principal		Secretary
Financial Group(1)

(1)	711 High Street Des Moines, IA 50309

(b)	Principal Funds Distributor, Inc.

	(1)	(2)	(3)
Positions and offices
	Name and principal	with principal	Positions and Offices
	business address	underwriter (PFD)	with the Fund
	Lindsay L. Amadeo	Director - Marketing	None
	The Principal	Communications
Financial Group(1)

	Michael C. Anagnost	Vice President -	None
	The Principal	Chief Technology Officer
Financial Group(1)

	Patricia A. Barry	Assistant Corporate	None
	The Principal	Secretary
Financial Group(1)

	Craig L. Bassett	Treasurer	Treasurer
The Principal
Financial Group(1)
	Michael J. Beer	Executive Vice President	Executive Vice President
The Principal
Financial Group(1)

	Lisa Bertholf	Director - Marketing	None
The Principal
Financial Group(1)

	Tracy W. Bollin	Assistant Controller	None
The Principal
Financial Group(1)

	David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

	Jill R. Brown	Director	Senior Vice President
	The Principal	Senior Vice President and
	Financial Group(1)	Chief Financial Officer
	Bret J. Bussanmas	Vice President -	None
	The Principal	Distribution
Financial Group(1)

	P. Scott Cawley	Product Marketing Officer	None
The Principal
Financial Group(1)

	Ralph C. Eucher	Chairman of the Board	Chairman of the Board and
	The Principal		Chief Executive Officer
Financial Group(1)

	Nora M. Everett	Director	President and Director
The Principal
Financial Group (1)

	Cary Fuchs	President	Senior Vice President of Distribution
Principal Funds
Distributor, Inc.(2)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Alex Ghazanfari	Vice President and	None
Principal Funds	Chief Compliance Officer
Distributor, Inc.(1)

Eric W. Hays	Senior Vice President and	None
The Principal	Chief Information Officer
Financial Group(1)

Tim Hill	Vice President - Distribution	None
Principal Funds
Distributor, Inc.(1)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Daniel J. Houston	Director	None
The Principal
Financial Group(1)

Timothy J. Minard	Director	None
The Principal
Financial Group(1)

Kevin J. Morris	Director - Marketing	None
Principal Funds
Distributor, Inc.(1)

David L. Reichart	Senior Vice	None
The Principal	President/Distribution
Financial Group(1)

Michael D. Roughton	Senior Vice President/Counsel	Counsel
The Principal
Financial Group(1)

Paul Schieber	Regional Vice President	None
The Principal
Financial Group (1)

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President – Investor	None
The Principal	Services
Financial Group(1)

(1)	1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762-5710

(c) N/A.

Item 28.

Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29. Management Services
N/A.
Item 30. Undertakings
N/A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 27th day of February, 2009.

Principal Funds, Inc. (Registrant)

/s/ R. C. Eucher ______________________________________ R. C. Eucher Chairman of the Board and Chief Executive Officer

Attest:

/s/ Beth Wilson

______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title		Date

/s/ R. C. Eucher
		Chairman of the Board	February 27, 2009
R. C. Eucher		and Chief Executive
Officer (Principal
Executive Officer)

/s/ L. A. Rasmussen
		Vice President,	February 27, 2009
L. A. Rasmussen		Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ N. M. Everett
		President and Director	February 27, 2009
N. M. Everett

/s/ M. J. Beer
		Executive Vice President	February 27, 2009
M. J. Beer

(E. Ballantine)*
		Director	February 27, 2009
E. Ballantine

(K. Blake)*
		Director	February 27, 2009
K. Blake

(C. Damos)*
		Director	February 27, 2009
C. Damos

(R. W. Gilbert)*
		Director	February 27, 2009
R. W. Gilbert

(M. A. Grimmett)*
		Director	February 27, 2009
M. A. Grimmett

(F. S. Hirsch)*
		Director	February 27, 2009
F. S. Hirsch

(W. C. Kimball)*
	Director	February 27, 2009

W. C. Kimball

(B. A. Lukavsky)*
	Director	February 27, 2009

B. A. Lukavsky

(W. G. Papesh)*
	Director	February 27, 2009

W. G. Papesh

(D. Pavelich)*
	Director	February 27, 2009

D. Pavelich

/S/ M. J. Beer
*By

M. J. Beer
Executive Vice President

*Pursuant to Powers of Attorney
Previous filed on December 10, 2008